As filed with the Securities and Exchange Commission on February 2, 2004
                         Securities Act File No. 333-[ ]
                    Investment Company Act File No. 811-21455

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-2

|X| Registration Statement under the Securities Act of 1933
|_| Pre-Effective Amendment No. |_|
Post-Effective Amendment No.
and/or
|X| Registration Statement under the Investment Company Act of 1940 |X| Amendment No. 5


                     DREMAN/CLAYMORE DIVIDEND & INCOME FUND
               (Exact Name of Registrant as Specified in Charter)

                              210 NORTH HALE STREET
                             WHEATON, ILLINOIS 60187
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, Including Area Code: (630) 315-2036

                                NICHOLAS DALMASO
                             CLAYMORE ADVISORS, LLC
                              210 NORTH HALE STREET
                             WHEATON, ILLINOIS 60187
                     (Name and Address of Agent for Service)

                                   COPIES TO:

CHARLES B. TAYLOR AND THOMAS A. HALE                     LLOYD K. JAGAI
        SKADDEN, ARPS, SLATE,                     DREMAN VALUE MANAGEMENT, LLC
         MEAGHER & FLOM LLP                       10 EXCHANGE PLACE, SUITE 2150
        333 WEST WACKER DRIVE                     JERSEY CITY, NEW JERSEY 07302
       CHICAGO, ILLINOIS 60606

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box. |_|

It is proposed that this filing will become effective (check appropriate box): |X|

When declared effective pursuant to section 8(c). If appropriate, check the following box: |_|

This [post-effective] amendment
designates a new effective date for a previously filed [post-effective amendment] [registration statement]. |_|

This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is |_|.


CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

------------------------- ---------------------- ----------------------- ---------------------- ----------------------
  TITLE OF SECURITIES                                   PROPOSED           PROPOSED MAXIMUM
    BEING REGISTERED         OFFERING AMOUNT       AMOUNT OF OFFERING     AGGREGATE OFFERING          AMOUNT OF
                            BEING REGISTERED      PRICE PER SHARE (1)            PRICE            REGISTRATION FEE
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Preferred Shares;, $.01         40 Shares               $25,000               $1,000,000               $126.70
par value
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
 (1) Estimated solely for the purpose of calculating the registration fee.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

                              Subject To Completion
                  Preliminary Prospectus Dated February 2, 2004

PROSPECTUS

[DREMAN LOGO]                  $__________________               [CLAYMORE LOGO]

                     DREMAN/CLAYMORE DIVIDEND & INCOME FUND

                              [ ] Shares, Series A
                              [ ] Shares, Series B
                              [ ] Shares, Series C
                              [ ] Shares, Series D

                              [ ] Shares, Series E

                            AUCTION PREFERRED SHARES
                    LIQUIDATION PREFERENCE $25,000 PER SHARE

Investment Objectives. Dreman/Claymore Dividend & Income Fund (the "Fund") is a recently organized, non-diversified, closed-end management investment company. The Fund's primary investment objective is to provide a high level of current income, with a secondary objective of capital appreciation. The Fund will pursue its investment objectives by investing its assets primarily in dividend-paying common and preferred stocks. There can be no assurance that the Fund will achieve its investment objectives.


                                                   (continued on following page)
Investing in auction market preferred shares ("APS") involves certain risks. See "Risks" on page [ ] of this prospectus.

                                                          Per Share        Total(1)
                                                        --------------    ------------
    Public offering price.............................  $      25,000     $
    Sales load........................................  $         250     $
    Estimated offering expenses.......................  $         [.]     $
    Proceeds, after expenses, to the Fund.............  $         [.]     $

(1) Plus accumulated dividends, if any, from the date the auction market preferred shares are issued, but before offering expenses payable by the Fund estimated to be approximately $__________. The Fund, the Investment Adviser and the Investment Manager have agreed to indemnify the Underwriters against certain liabilities under the Securities Act of 1933, as amended. See "Underwriting."

The Underwriters are offering the APS subject to various conditions. The Underwriters expect to deliver the APS in book-entry form, through the facilities of The Depository Trust Company to purchasers on or about , 2004.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                           __________________________
                                 [Underwriters]

                     The date of this prospectus is , 2004.

(continued from previous page)

Investment Policies. The Fund focuses its investments on dividend-paying or other income-producing securities that are trading below what the Fund's investment manager perceives to be their true market value. Securities selected for the Fund will be screened across parameters that include: below-market price-to-earnings ratios; financial strength; value metrics; and historical earnings growth.

Investment Parameters. Under normal market conditions, the Fund will invest at least 80% of its total assets in dividend-paying or other income-producing securities, and at least 65% of the Fund's total assets will consist of investments in dividend-paying common and preferred stocks. The Fund may invest up to 15% of its total assets in U.S. dollar-denominated securities of foreign issuers. There is no minimum credit rating for preferred stocks and debt securities in which the Fund may invest, although the Fund will not invest more than 10% of its total assets in non-convertible fixed income securities of below investment grade quality, which are commonly referred to as "junk bonds."

Investment Adviser and Investment Manager. The Fund's investment adviser is Claymore Advisors, LLC (the "Investment Adviser"). Dreman Value Management, LLC (the "Investment Manager") serves as the Fund's investment manager and is responsible for the management of the Fund's portfolio of securities.


Capitalized terms not otherwise defined are defined in the Glossary that appears at the end of this prospectus. The APS are offered at a price per share of $25,000 subject to a sales load of $250 per share.

Dividends on the APS of the Fund offered hereby will be cumulative from the Date of Original Issue and payable commencing on the dates specified below (an "Initial Dividend Payment Date") and thereafter generally on the days specified below, subject to certain exceptions. The cash dividend rate (the "Applicable Rate") on the APS for the Initial Dividend Period on such dates will be the per annum rate specified below:

                                            Initial dividend           Initial
                                              payment date         applicable rate
                                          -------------------    -------------------
                         Series A..........    [ ], 2004                 [ ]%
                         Series B..........    [ ], 2004                 [ ]%
                         Series C..........    [ ], 2004                 [ ]%
                         Series D..........    [ ], 2004                 [ ]%
                         Series E..........    [ ], 2004                 [ ]%

The APS will not be registered on any stock exchange or on any automated quotation system. APS may only be bought or sold through an order at an Auction with or through a broker-dealer that has entered into an agreement with the Auction Agent of the Fund or in a secondary market that may be maintained by certain broker-dealers. These broker-dealers are not required to maintain this market and it may not provide you with liquidity. An increase in the level of interest rates, particularly during any Special Dividend Period that is a Long Term Dividend Period as discussed in "Description of APS--Dividends and Dividend Periods--General," likely will have an adverse effect on the secondary market price of the APS, and a selling shareholder may sell APS between Auctions at a price per share of less than $25,000.

Each prospective purchaser should review carefully the detailed information regarding the Auction Procedures which appears in this prospectus and the Fund's Statement of Additional Information and should note that (i) an Order constitutes an irrevocable commitment to hold, purchase or sell APS based upon the results of the related Auction, (ii) the Auctions will be conducted through telephone communications, (iii) settlement for purchases and sales will be on the Business Day following the Auction and (iv) ownership of APS will be maintained in book-entry form by or through the Securities Depository. In certain circumstances, holders of APS may be unable to sell their APS in an Auction and thus may lack liquidity of investment. The APS may only be transferred pursuant to a Bid or a Sell Order placed in an Auction through a Broker-Dealer to the Auction Agent or in the secondary market, if any.

This prospectus sets forth concisely information you should know before investing in the APS. Please read and retain this prospectus for future reference. A Statement of Additional Information for the Fund dated [ ], 2004 has been filed with the SEC and can be obtained without charge by calling 1-800-345-7999 or by writing to the Fund. The table of contents to the Statement of Additional Information is located at page of this prospectus. This prospectus incorporates by reference the entire Statement of Additional Information of the Fund. The Statement of Additional Information is available along with other Fund-related materials at the SEC's internet web site (http://www.sec.gov). The Fund's address is 210 North Hale Street, Wheaton, Illinois 60187, and its telephone number is 1-630-315-2036.

The APS do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

                                TABLE OF CONTENTS

                                                                           Page


Prospectus Summary............................................................

Financial Highlights..........................................................

The Fund......................................................................

Use of Proceeds...............................................................

Capitalization................................................................

Portfolio Composition.........................................................

Investment Objectives and Policies............................................

Investment Strategy...........................................................

Risks.........................................................................

Management of the Fund........................................................

Description of the APS........................................................

The Auctions..................................................................

Description of Capital Structure..............................................

Certain Provisions in the Fund's Governing Documents..........................

Taxation......................................................................

Underwriting..................................................................

Custodian, Administrator, Transfer Agent and Dividend-Disbursing Agent........

Legal Matters.................................................................

Additional Information........................................................

Privacy Principles of the Fund................................................

Table of Contents of Statement of Additional Information......................

Glossary......................................................................

Appendix A-Ratings of Investments..........................................A-1


         You should rely only on the information contained or incorporated by reference in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information provided by this prospectus is accurate as of any date other than the date on the front of this prospectus. The Fund's business, financial condition and results of operations may have changed since that date.

                               PROSPECTUS SUMMARY

         This is only a summary of information contained elsewhere in this prospectus. This summary may not contain all of the information that you should consider before investing in the Fund's auction market preferred shares ("APS"). You should review the more detailed information contained in this prospectus, in the Statement of Additional Information, dated ________, 2004 (the "SAI"), and the Fund's Statement of Preferences of Auction Market Preferred Shares ("the Statement") especially the information set forth under the headings "Investment Objectives and Policies" and "Risks." Certain of the capitalized terms used in this prospectus are defined in the Glossary that appears at the end of this prospectus.

The Fund..................................  The Dreman/Claymore Dividend &
                                            Income Fund is a recently organized,
                                            non-diversified, closed-end
                                            management investment company. The
                                            Fund's investment adviser is
                                            Claymore Advisors, LLC (the
                                            "Investment Adviser"). Dreman Value
                                            Management, LLC (the "Investment
                                            Manager") serves as the Fund's
                                            investment manager and is
                                            responsible for the management of
                                            the Fund's portfolio of securities.
                                            The Fund commenced operations on
                                            January 30, 2004 upon the closing of
                                            an initial public offering of its
                                            common shares of beneficial
                                            interest, par value $.01 per share
                                            ("Common Shares"). The Common Shares
                                            of the Fund are traded on the New
                                            York Stock Exchange ("NYSE") under
                                            the symbol "DCS." In connection with
                                            the initial public offering of the
                                            Fund's Common Shares, the
                                            underwriters were granted an option
                                            to purchase additional shares to
                                            cover over-allotments.

The Offering..............................  The Fund is offering, pursuant to this prospectus, ____________
                                            preferred shares of beneficial
                                            interest, par value $.01 per share,
                                            which have been designated auction
                                            preferred shares, Series A, Series
                                            B, Series C, Series D and Series E
                                            (collectively, the "APS"). Issuance
                                            of the APS represents the leveraged
                                            financing contemplated in connection
                                            with the offering of the Common
                                            Shares of the Fund.

                                            The Fund is offering [______]
                                            auction preferred shares, Series A,
                                            [______] auction preferred shares,
                                            Series B, [______] auction preferred
                                            shares, Series C, [______] auction
                                            preferred shares, Series D, and
                                            [_______] auction preferred shares,
                                            Series E at a purchase price of
                                            $25,000 per share plus accumulated
                                            dividends, if any, from the Date of
                                            Original Issue. The APS are being
                                            offered through a group of
                                            underwriters (collectively, the
                                            "Underwriters") led by [ ]. See
                                            "Underwriting."

Investment Objectives.....................  The Fund's primary investment objective is to provide a high level
                                            of current income, with a secondary
                                            objective of capital appreciation.
                                            The Fund will pursue its investment
                                            objectives by investing its assets
                                            primarily in dividend-paying common
                                            and preferred stocks. There can be
                                            no assurance the Fund will achieve
                                            its investment objectives.

"Value Investing " Strategy...............  The Fund focuses its investments on dividend-paying or other
                                            income-producing securities that are
                                            trading below what the Investment
                                            Manager perceives to be their true
                                            market value. Securities selected
                                            for the Fund will be screened across
                                            parameters that include:
                                            below-market price-to-earnings
                                            ratios; financial strength; value
                                            metrics; and historical earnings
                                            growth. See "Investment Strategy."

Portfolio Investment
     Parameters...........................  Under normal market conditions, the
                                            Fund will invest at least 80% of its
                                            total assets in dividend-paying or
                                            other income-producing securities.
                                            In addition, under normal market
                                            conditions, at least 65% of the
                                            Fund's total assets will consist of
                                            investments in dividend-paying
                                            common and preferred stocks. The
                                            Fund may invest up to 15% of its
                                            total assets in U.S.
                                            dollar-denominated securities of
                                            foreign issuers. There is no minimum
                                            credit rating for preferred stocks
                                            and debt securities in which the
                                            Fund may invest, although the Fund
                                            may invest up to 10% of its total
                                            assets in non-convertible fixed
                                            income securities of below
                                            investment grade quality.
                                            Non-investment grade quality
                                            securities are securities rated Ba
                                            or lower by Moody's Investors
                                            Service, Inc. ("Moody's") or BB or
                                            lower by Standard & Poor's Ratings
                                            Group, a division of The McGraw Hill
                                            Companies ("S&P") or securities
                                            determined by the Fund's Investment
                                            Manager to be of comparable quality.
                                            Securities of below investment grade
                                            quality are commonly referred to as
                                            "junk bonds" and are regarded as
                                            having predominantly speculative
                                            characteristics with respect to the
                                            issuer's capacity to pay interest
                                            and repay principal. The foregoing
                                            credit quality policy applies only
                                            at the time a security is purchased
                                            and the Fund is not required to sell
                                            a security if its credit rating is
                                            downgraded or withdrawn. See
                                            "Investment Objectives and
                                            Policies."

Rationale for Investing
    in the Fund...........................  The Investment Adviser believes that the investment of the Fund's assets
                                            primarily in dividend-paying common
                                            and preferred stocks that are
                                            trading below what the Investment
                                            Manager perceives to be their true
                                            market value offers investors in the
                                            Common Shares the opportunity to
                                            earn high current income and the
                                            potential for capital appreciation,
                                            based in part upon the profiles of
                                            historical returns, adjusted for
                                            risks (as measured by the volatility
                                            of those returns), of recognized
                                            indices of "value" equity securities
                                            in comparison to recognized indices
                                            of "growth" equity securities. In
                                            addition, the Investment Adviser
                                            believes, based in part upon
                                            historical information, that
                                            investment of the Fund's assets in
                                            value equity securities offers
                                            investors in the Common Shares the
                                            opportunity to participate in a
                                            growth rate of dividend
                                            distributions that has historically
                                            been higher than the rate of
                                            inflation.

The Fund's Investments....................  Common Stocks. Common stocks are shares of a corporation or other
                                            entity that entitle the holder to a
                                            pro rata share of the profits of the
                                            corporation, if any, without
                                            preference over any other class of
                                            securities, including the company's
                                            debt securities, preferred stock and
                                            other senior equity securities. In
                                            making stock selections, the Fund's
                                            Investment Manager seeks to invest
                                            in securities that have
                                            price-to-earnings ratios below the
                                            average for the Standard and Poor's
                                            500 Composite Stock Price Index (the
                                            "S&P(R) 500 Stock Index"), as well
                                            as the potential for capital
                                            appreciation. In evaluating stocks,
                                            the Fund's Investment Manager
                                            compares companies' stock prices to
                                            their book values, cash flows and
                                            dividend yields and analyzes
                                            individual companies to seek to
                                            identify those that are financially
                                            sound and that appear to have strong
                                            potential for long-term growth and
                                            income. The Investment Manager
                                            assembles the Fund's portfolio from
                                            among what it perceives are the most
                                            attractive stocks, drawing on
                                            analysis of economic outlooks for
                                            various sectors and industries. The
                                            Investment Manager may favor
                                            securities from different sectors
                                            and industries at different times,
                                            while still maintaining variety in
                                            terms of industries and companies
                                            represented.

                                            Preferred Stocks. Preferred stock
                                            has a preference over common stock
                                            in liquidation (and generally as to
                                            dividends as well), but is
                                            subordinated to the liabilities of
                                            the issuer in all respects. As a
                                            general rule, the market value of
                                            preferred stock with a fixed
                                            dividend rate and no conversion
                                            element varies inversely with
                                            interest rates and perceived credit
                                            risk, while the market price of
                                            convertible preferred stock
                                            generally also reflects some element
                                            of conversion value. The Fund's
                                            Investment Manager believes that
                                            preferred stock of certain companies
                                            offers the opportunity for capital
                                            appreciation as well as periodic
                                            income, particularly in cases of
                                            companies that have performed below
                                            expectations.

                                            Convertible Securities. A
                                            convertible security is a preferred
                                            stock, warrant or other security
                                            that may be converted into or
                                            exchanged for a prescribed amount of
                                            common stock or other security of
                                            the same or a different issuer or
                                            into cash within a particular period
                                            of time at a specified price or
                                            formula. A convertible security
                                            generally entitles the holder to
                                            receive the dividend paid on
                                            preferred stock until the
                                            convertible security matures or is
                                            redeemed, converted or exchanged.
                                            Before conversion, convertible
                                            securities generally have
                                            characteristics similar to both
                                            fixed income and equity securities.
                                            The value of convertible securities
                                            tends to decline as interest rates
                                            rise and, because of the conversion
                                            feature, tends to vary with
                                            fluctuations in the market value of
                                            the underlying securities.
                                            Convertible securities ordinarily
                                            provide a stream of income with
                                            generally higher yields than those
                                            of common stock of the same or
                                            similar issuers. Convertible
                                            securities generally rank senior to
                                            common stock in a corporation's
                                            capital structure but are usually
                                            subordinated to comparable
                                            non-convertible securities.
                                            Convertible securities generally do
                                            not participate directly in any
                                            dividend increases or decreases of
                                            the underlying securities although
                                            the market prices of convertible
                                            securities may be affected by any
                                            dividend changes or other changes in
                                            the underlying securities.

                                            Investment Grade Debt Securities.
                                            The Fund may invest in investment
                                            grade bonds of varying maturities
                                            issued by corporations and other
                                            business entities. Bonds are fixed
                                            or variable rate debt obligations,
                                            including bills, notes, debentures,
                                            money market instruments and similar
                                            instruments and securities. Bonds
                                            generally are used by corporations
                                            as well as governments and other
                                            issuers to borrow money from
                                            investors. The issuer pays the
                                            investor a fixed or variable rate of
                                            interest and normally must repay the
                                            amount borrowed on or before
                                            maturity. Certain bonds are
                                            "perpetual" in that they have no
                                            maturity date.

                                            Non-Investment Grade Securities. The
                                            Fund may invest up to 10% of its
                                            total assets in non-convertible
                                            fixed income securities of below
                                            investment grade quality. Generally,
                                            such lower quality securities offer
                                            a higher current yield than is
                                            offered by higher quality
                                            securities, but also (i) will likely
                                            have some quality and protective
                                            characteristics that, in the
                                            judgment of rating agencies, are
                                            outweighed by large uncertainties or
                                            major risk exposures to adverse
                                            conditions and (ii) are
                                            predominantly speculative with
                                            respect to the issuer's capacity to
                                            pay interest and repay principal in
                                            accordance with the terms of the
                                            obligation. In selecting non-
                                            investment grade securities, the
                                            Fund's Investment Manager may
                                            consider, among other factors,
                                            current and anticipated cash flow
                                            and borrowing requirements, value of
                                            assets in relation to historical
                                            cost, strength of management,
                                            responsiveness to business
                                            conditions, credit standing and
                                            current anticipated results of
                                            operations, as well as general
                                            business conditions, anticipated
                                            changes in interest rates and the
                                            outlook for specific industries.

                                            Foreign Securities. The Fund may
                                            invest up to 15% of its total assets
                                            in U.S. dollar-denominated
                                            securities of foreign issuers. Such
                                            investments in securities of foreign
                                            issuers may include investments in
                                            American Depositary Receipts, or
                                            "ADRs." ADRs are certificates
                                            evidencing ownership of shares of a
                                            foreign issuer that are issued by
                                            depositary banks and generally trade
                                            on an established market, in the
                                            United States or elsewhere. Although
                                            ADRs are alternatives to directly
                                            purchasing the underlying foreign
                                            securities in their national markets
                                            and currencies, they continue to be
                                            subject to many of the risks
                                            associated with investing directly
                                            in foreign securities. The prices of
                                            foreign securities may be affected
                                            by factors not present with
                                            securities traded in the U.S.
                                            markets, including, political and
                                            economic conditions, less stringent
                                            regulation and higher volatility. As
                                            a result, many foreign securities
                                            may be less liquid and more volatile
                                            than U.S. securities.

                                            Other Investment Practices. The Fund
                                            may purchase and sell certain
                                            derivative instruments, such as
                                            options, futures contracts and
                                            options on futures contracts, for
                                            various portfolio management
                                            purposes, including to seek income
                                            or capital appreciation, facilitate
                                            portfolio management and mitigate
                                            risks.

Investment Adviser and
Investment Manager........................  The Fund's Investment Adviser is
                                            Claymore Advisors, LLC. Dreman Value
                                            Management, LLC serves as the Fund's
                                            Investment Manager pursuant to a
                                            sub-advisory agreement between
                                            Claymore Advisors, LLC and Dreman
                                            Value Management, LLC. Dreman Value
                                            Management, LLC was founded by David
                                            N. Dreman in 1997, and its
                                            predecessor firms date back to 1977.
                                            As of , 2004, the Investment Manager
                                            had approximately $ billion in
                                            assets under management. Mr. Dreman
                                            is the author of four books on
                                            investment management, including
                                            Contrarian Investment Strategies:
                                            The Next Generation and Psychology
                                            and the Stock Market.

Special Risk Considerations of
   Investment in APS......................  General. Risk is inherent in all investing. Therefore, before
                                            investing in the Fund you should
                                            consider certain risks carefully.
                                            The primary risks of investing in
                                            APS are:

                                            o    If an Auction fails, you may
                                                 not be able to sell some or all
                                                 of your APS;

                                            o    Because of the nature of the
                                                 market for APS, you may receive
                                                 less than the price you paid
                                                 for your shares if you sell
                                                 them outside of the Auction,
                                                 especially when market interest
                                                 rates are rising;

                                            o    A rating agency could downgrade
                                                 APS, which could affect
                                                 liquidity;

                                            o    The Fund may be forced to
                                                 redeem your APS to meet
                                                 regulatory or rating agency
                                                 requirements or may elect to
                                                 redeem your APS in certain
                                                 circumstances;

                                            o    In extraordinary circumstances,
                                                 the Fund may not earn
                                                 sufficient income from its
                                                 investments to pay dividends;

                                            o    If long-term interest rates
                                                 rise, the value of the Fund's
                                                 investment in preferred stock,
                                                 paying fixed dividends and debt
                                                 securities will decline,
                                                 reducing the asset coverage for
                                                 its APS;

                                            o    Due to market fluctuations, the
                                                 value of the Fund's investments
                                                 in common stock may fall,
                                                 reducing the asset coverage for
                                                 its APS;

                                            o    The Fund may invest up to 25%
                                                 of its assets in securities of
                                                 issuers in any single industry,
                                                 if companies in that industry
                                                 meet the Fund's investment
                                                 criteria. The Fund may invest
                                                 more than 25% of its assets in
                                                 any single sector of the
                                                 economy if companies in that
                                                 sector meet the Fund's
                                                 investment criteria. If the
                                                 Fund is focused in an industry
                                                 or sector, it may present more
                                                 risks than if it were broadly
                                                 diversified over numerous
                                                 industries or sectors of the
                                                 economy. As the percentage of
                                                 the Fund's assets invested in a
                                                 particular sector increases, so
                                                 does the potential for
                                                 fluctuation in Fund's
                                                 investments and therefore
                                                 reduced asset coverage for its
                                                 APS;

                                            o    If an issuer of an obligation
                                                 in which the Fund invests is
                                                 downgraded or defaults, there
                                                 may be a negative impact on the
                                                 income and/or asset value of
                                                 the Fund's portfolio; and

                                            o    The Fund's investments in
                                                 preferred stock and bonds of
                                                 below investment grade quality
                                                 are predominantly speculative
                                                 because of the credit risk of
                                                 their issuers. While offering a
                                                 greater potential opportunity
                                                 for capital appreciation and
                                                 higher yields, non-investment
                                                 grade quality securities
                                                 typically entail greater
                                                 potential price volatility and
                                                 may be less liquid than
                                                 higher-rated securities.
                                                 Issuers of non-investment grade
                                                 quality securities are more
                                                 likely to default on their
                                                 payments of interest and
                                                 principal owed to the Fund, and
                                                 such defaults will reduce the
                                                 Fund's net asset value and
                                                 income distributions. The
                                                 prices of these lower rated
                                                 obligations are more sensitive
                                                 to negative developments than
                                                 higher rated securities.
                                                 Adverse business conditions,
                                                 such as a decline in the
                                                 issuer's revenues or an
                                                 economic downturn, generally
                                                 lead to a higher non-payment
                                                 rate. In addition, a security
                                                 may lose significant value
                                                 before a default occurs as the
                                                 market adjusts to expected
                                                 higher non-payment rates.

                                            For additional general risks of
                                            investing in APS of the Fund, see
                                            "Risks."

Trading Market............................  APS are not listed on an exchange.
                                            Instead, you may buy or sell APS at
                                            an Auction that normally is held on
                                            the dates set forth below by
                                            submitting orders to a broker-dealer
                                            that has entered into an agreement
                                            with the Auction Agent of the Fund
                                            (a "Broker-Dealer") or to a
                                            broker-dealer that has entered into
                                            a separate agreement with a
                                            Broker-Dealer. In addition to the
                                            Auctions, Broker-Dealers and other
                                            broker-dealers may maintain a
                                            secondary trading market in APS
                                            outside of Auctions but may
                                            discontinue this activity at any
                                            time. There is no assurance that a
                                            secondary market will develop, or if
                                            it does develop, that it will
                                            provide shareholders with liquidity.
                                            You may transfer APS outside of
                                            Auctions only to or through a
                                            Broker-Dealer or a broker-dealer
                                            that has entered into a separate
                                            agreement with a Broker-Dealer.

                                            The table below shows the first
                                            Auction date for each series of APS
                                            of the Fund and the day on which
                                            each subsequent Auction will
                                            normally be held for each such
                                            series. The first Auction date for
                                            each series of APS of the Fund will
                                            be the Business Day before the
                                            dividend payment date for the
                                            initial dividend period for each
                                            such series. The start date for
                                            subsequent dividend periods normally
                                            will be the Business Day following
                                            the Auction date unless the
                                            then-current dividend period is a
                                            Special Dividend Period, or the day
                                            that normally would be the Auction
                                            date or the first day of the
                                            subsequent dividend period is not a
                                            Business Day.



                                                      First Auction  Subsequent
                                                          Date         Auction
                                                      -------------- ----------
                                            Series A....
                                            Series B....
                                            Series C....
                                            Series D....
                                            Series E....
Dividends and Dividend
   Periods................................  The table below shows the dividend rate for the initial dividend period
                                            of the APS offered in this
                                            prospectus. For subsequent dividend
                                            periods, APS will pay dividends
                                            based on a rate set at Auctions.
                                            Dividends are generally paid on the
                                            day following the end of the
                                            dividend period. The rate set at
                                            Auction will not exceed the Maximum
                                            Rate. See "The Auctions--Auction
                                            Procedures."

                                            Finally, the table below shows the
                                            numbers of days of the initial
                                            dividend period for the APS.
                                            Subsequent dividend periods
                                            generally will be 7 days. The
                                            dividend payment date for Special
                                            Dividend Periods of more than 28
                                            days will be set out in the notice
                                            designating a Special Dividend
                                            Period. See "Description of
                                            APS--Dividends and Dividend
                                            Periods."

                                                                  Date of    Dividend     Subsequent    Number of
                                                              Accumulation Payment Date    Dividend      Days of
                                                      Initial  of Initial  for Initial   Payment Date    Initial
                                                     Dividend     Rate       Dividend                    Dividend
                                                       Rate                   Period                     Period
                                                     ---------------------------------------------------------------
                                            Series A...
                                            Series B...
                                            Series C...
                                            Series D...
                                            Series E...

                                            The Fund may, subject to certain
                                            conditions, designate special
                                            dividend periods of more than seven
                                            or 28 days. A requested special
                                            dividend period will not be
                                            effective unless sufficient clearing
                                            bids were made in the auction
                                            immediately preceding the special
                                            dividend period. In addition, full
                                            cumulative dividends, any amounts
                                            due with respect to mandatory
                                            redemptions and any additional
                                            dividends payable prior to such date
                                            must be paid in full. The Fund must
                                            also have received confirmation from
                                            Moody's and Fitch or any substitute
                                            rating agency that the proposed
                                            special dividend period will not
                                            adversely affect such rating
                                            agency's then-current rating on the
                                            APS, and the lead Broker-Dealers
                                            designated by the Fund must not have
                                            objected to the declaration of a
                                            special dividend period. The
                                            dividend payment date for special
                                            dividend periods will be set out in
                                            the notice designating a special
                                            rate period. See "Description of
                                            APS--Dividends and Dividend
                                            Periods--Notification of Dividend
                                            Period" and "The Auctions."


Taxes.....................................  Dividends paid with respect to APS should constitute dividends for
                                            federal income tax purposes to the
                                            extent attributable to the Fund's
                                            current or accumulated earnings and
                                            profits. For a further discussion of
                                            the tax treatment of dividends paid
                                            by the Fund see "Taxation--General."
                                            Distributions of net capital gain,
                                            to the extent so designated, will be
                                            treated as long-term capital gains.

Redemption................................  Although the Fund will not ordinarily redeem APS, it may be
                                            required to redeem APS if, for
                                            example, the Fund does not meet an
                                            asset coverage ratio required by law
                                            or in order to correct a failure to
                                            meet a rating agency guideline in a
                                            timely manner. See "Description of
                                            APS--Redemption--Mandatory
                                            redemption." The Fund may
                                            voluntarily redeem APS in
                                            certaincircumstances. See
                                            "Description of
                                            APS--Redemption--Optional
                                            Redemption."

Liquidation Preference....................  The liquidation preference of the
                                            APS of each series is $25,000 per
                                            share, plus an amount equal to
                                            accumulated but unpaid dividends
                                            (whether or not earned or declared).
                                            See "Description of APS--Liquidation
                                            rights."

Rating....................................  Shares of APS of the Fund will be issued with a credit quality rating
                                            of AAA or Aaa from both [ ] and [ ].
                                            The Fund may at some future time
                                            look to have its APS rated by
                                            additional or substitute rating
                                            agencies. Because the Fund is
                                            required to maintain at least two
                                            ratings, it must own portfolio
                                            securities of sufficient value with
                                            adequate credit quality to meet the
                                            rating agencies' guidelines. See
                                            "Description of

               APS--Rating Agency Guidelines and Asset Coverage."

Voting Rights.............................  The 1940 Act requires that the holders of APS and any other
                                            Preferred Shares of the Fund, voting
                                            as a separate class, have the right
                                            to elect at least two trustees of
                                            the Fund at all times and to elect a
                                            majority of the trustees at any time
                                            when two years' dividends on the APS
                                            or any other Preferred Shares are
                                            unpaid. The holders of APS and any
                                            other Preferred Shares of the Fund
                                            will vote as a separate class on
                                            certain other matters as required
                                            under the Fund's Agreement and
                                            Declaration of Trust ("Declaration
                                            of Trust") and the 1940 Act. See
                                            "Description of APS--Voting Rights"
                                            and "Description of the Shares."

                              FINANCIAL HIGHLIGHTS

                           [to be added by amendment]
                                    The Fund

         The Fund is a recently organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Delaware statutory trust on October 20, 2003, pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware. The Fund's principal office is located at 210 N. Hale Street, Wheaton, Illinois 60187, and its telephone number is (630) 784-6300.

         The Fund commenced operations on January 30, 2004 upon the closing of an initial public offering of shares of its common shares of beneficial interest, $.01 par value (the "Common Shares"). The proceeds of such offering were $771,930,000 after the payment of offering expenses. In connection with the initial public offering of the Fund's Common Shares, the underwriters were granted an option to purchase, at a price of $20.00 per Common Share, 6,075,000 additional Common Shares to cover over-allotments.

         Certain of the capitalized terms used in this prospectus are defined in the Glossary that appears at the end of this prospectus.

                                 Use of Proceeds

         The net proceeds of this offering are estimated at approximately $ after deduction of the sales load and estimated offering expenses payable by the Fund. The Investment Manager expects that it will initially invest the proceeds of the offering in high quality short-term debt securities and instruments. The Investment Manager anticipates that the investment of the proceeds will be made in accordance with the Fund's investment objectives and policies, as appropriate investment opportunities are identified, within approximately three months from the date of the offering of the Common Shares.

                                 CAPITALIZATION

         The following table sets forth the unaudited capitalization of the Fund as of [ ], 2004 and as adjusted to give effect to the issuance of the APS offered hereby.

                                                                               Actual                As adjusted
------------------------------------------------------------------------ ----------------------- -------------------
                                                                            (unaudited)              (unaudited)
Preferred shares, par value, $.01 per share (no shares
  issued; [ ], as adjusted, at $25,000 per share
  liquidation preference)..........................................      $                       $
                                                                         ===================     ===================
Shareholders' equity:
Common Shares, par value, $.01 per share ([ ] shares issued and
outstanding)........................................................     $                       $

Capital in excess of par value attributable to Common
  Shares............................................................
Net undistributed investment income.................................
Net accumulated realized gain (loss)................................
Net unrealized appreciation on investments..........................
Net Assets..........................................................     $                       $
                                                                         ===================     ===================

                              PORTFOLIO COMPOSITION

         As of [ ]1, 2004, the following table indicates the approximate percentage of the Fund's portfolio invested in common stock, preferred stock and short-term obligations. Also included in the table is other information with respect to the portion of the Fund's investment portfolio invested in preferred stock as of the same date.


                                                                              Number of
                           Investment           S&P(1)  Moody's(1)  Fitch(1)   Issues          Value      Percent
                   ----------------------------------------------------------------------------------------------

                   Common Stock                                                          $               %
                   Preferred Stock





                     Cash and cash
                   equivalents
                     Total..................                                             $                 100%
__________

         (1) Ratings: Using the higher of S&P's, Moody's or Fitch's ratings on the Fund's investments. S&P and Fitch rating categories may be modified further by a plus (+) or minus (--) in AA, A, BBB, BB, B, and CCC ratings. Moody's rating categories may be modified further by a 1, 2 or 3 in Aa, A, Baa, Ba, B, and Caa ratings.

                       Investment Objectives and Policies

Investment Objectives

         The Fund's primary investment objective is to provide a high level of current income, with a secondary objective of capital appreciation. The Fund will pursue its investment objectives by investing its assets primarily in dividend-paying common and preferred stocks. There can be no assurance the Fund will achieve its investment objectives. The Fund's investment objectives are considered fundamental and may not be changed without shareholder approval.

"Value Investing" Policies

         The Fund focuses its investments on dividend-paying or other income-producing securities that are trading below what the Investment Manager perceives to be their true market value. Securities selected for the Fund will be screened across parameters that include: below-market price-to-earnings ratios; financial strength; value metrics; and historical earnings growth.

Portfolio Investment Parameters

         Under normal market conditions at least 80% of the Fund's total assets at the time of investment (including the proceeds of any Fund Preferred Shares or Borrowings in connection with the Fund's use of Financial Leverage) will consist of "dividend-paying securities" (i.e., common stocks and other equity securities of foreign and domestic companies which have historically paid periodic dividends to holders), or "income-producing securities" (i.e., non-dividend paying equity or debt securities having a history of regular payments or accrual of income to holders). This policy may be changed by the Fund's Board of Trustees, but no change is anticipated. If the Fund's policy changes, the Fund will provide shareholders at least 60 days' notice before implementation of the change. In addition, under normal market conditions, at least 65% of the Fund's total assets will consist of investments in dividend-paying common and preferred stocks. The Fund may invest up to 15% of its total assets in U.S. dollar-denominated securities of foreign issuers. There is no minimum credit rating for preferred stocks and debt securities in which the Fund may invest, although the Fund may invest up to 10% of its total assets in non-convertible fixed income securities of below investment grade quality. Non-investment grade quality securities are securities rated Ba or lower by Moody's Investors Service, Inc. ("Moody's") or BB or lower by Standard & Poor's Ratings Group, a division of The McGraw Hill Companies ("S&P") or securities determined by the Fund's Investment Manager to be of comparable quality. Securities of below investment grade quality are commonly referred to as "junk bonds" and are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. The foregoing credit quality policy applies only at the time a security is purchased, and the Fund is not required to sell a security if its credit rating is downgraded or withdrawn.

Rationale for Investing in the Fund

         The Investment Adviser believes that the investment of the Fund's assets primarily in dividend-paying common and preferred stocks that are trading below what the Investment Manager perceives to be their true market value offers investors in the Common Shares the opportunity to earn high current income and the potential for capital appreciation, based in part upon the profiles of historical returns, adjusted for risks (as measured by the volatility of those returns), of recognized indices of "value" equity securities in comparison to recognized indices of "growth" equity securities. In addition, the Investment Adviser believes, based in part upon historical information, that investment of the Fund's assets in value equity securities offers investors in the Common Shares the opportunity to participate in a growth rate of dividend distributions that has historically been higher than the rate of inflation.

Portfolio Contents

         Common Stocks. Common stocks represent the residual ownership interest in the issuer and holders of common stock are entitled to the income and increase in the value of the assets and business of the issuer after all of its debt obligations and obligations to preferred stockholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

         Preferred Stocks. Preferred stock has a preference over common stock in liquidation (and generally as to dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. The market value of preferred stock will also generally reflect whether (and if so when) the issuer may force holders to sell their preferred shares back to the issuer and whether (and if so when) the holders may force the issuer to buy back their preferred shares. Generally, the right of the issuer to repurchase the preferred stock tends to reduce any premium that the preferred stock might otherwise trade at due to interest rate or credit factors, while the right of the holders to require the issuer to repurchase the preferred stock tends to reduce any discount that the preferred stock might otherwise trade at due to interest rate or credit factors. In addition, some preferred stocks are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. There is no assurance that dividends or distributions on non-cumulative preferred stocks in which the Fund invests will be declared or otherwise paid.

         The Investment Manager believes that preferred stock of certain companies offers the opportunity for capital appreciation as well as periodic income. This may be particularly true in the case of companies that have performed below expectations. If a company's performance has been poor enough, its preferred stock may trade more like common stock than like other fixed income securities, which may result in above average appreciation if the company's performance improves.

         Convertible Securities. A convertible security is a preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both fixed income and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable non-convertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

         Investment Grade Debt Securities. The Fund may invest in investment grade bonds of varying maturities issued by corporations and other business entities. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations as well as governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. The Fund may invest in debt securities of any maturity. Certain bonds are "perpetual" in that they have no maturity date.

         Lower Grade Securities. The Fund may invest up to 10% of its total assets in non-convertible fixed-income securities of below investment grade quality. These securities, which may be preferred stock or debt, are predominantly speculative and involve major risk exposure to adverse conditions. Securities that are rated lower than "Baa" by Moody's or "BBB" by S&P, or which are of comparable quality, are commonly referred to as "junk bonds."

         Generally, such lower grade securities and unrated securities of comparable quality offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of rating agencies, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, such lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because such lower rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In light of these risks, the Investment Manager, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer's operating history, financial resources and its sensitivity to economic conditions and trends, the market support for the facility, if any, financed by the issue, the perceived ability and integrity of the issuer's management and regulatory matters.

         Foreign Securities. The Fund may invest up to 15% of its total assets in U.S. dollar-denominated securities of foreign issuers. The Fund expects that its investments in foreign securities will consist primarily of sponsored American Depository Receipts ("ADRs"). ADRs are receipts issued by United States banks or trust companies in respect of securities of foreign issuers held on deposit for use in the United States securities markets. Although ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities.

Industry Concentration

         The Fund may invest up to 25% of its total assets in securities of issuers in a single industry. See "Risks-Industry Concentration Risk."

Temporary Defensive Investments

         Under normal market conditions, the Fund will invest at least 80% of its total assets in dividend-paying or other income-producing securities. However, when a temporary defensive posture is believed by the Investment Manager to be warranted ("temporary defensive periods"), the Fund may, without limitation, hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments. The money market instruments in which the Fund may invest are obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated A-1 or higher by S&P or Prime-1 by Moody's; and certificates of deposit and bankers' acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. During temporary defensive periods, the Fund may also invest, to the extent permitted by applicable law, in shares of money market mutual funds, which, under current law, in the absence of an exemptive order will not be affiliated with the Investment Adviser or the Investment Manager. Money market mutual funds are investment companies, and the investments in those companies by the Fund are in some cases subject to certain fundamental investment restrictions and applicable law. See "Investment Restrictions" in the Fund's Statement of Additional Information. As a shareholder in a mutual fund, the Fund will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Investment Adviser and Investment Manager, with respect to assets so invested. See "Management of the Fund-General." The Fund may not achieve its investment objectives during temporary defensive periods, and the utilization of Financial Leverage during temporary defensive periods may adversely affect the Fund's investment performance and the ability of the Fund to achieve its investment objectives.

                       Certain Other Investment Practices


         Strategic Transactions and Derivatives. The Fund may utilize certain strategies for purposes such as seeking to hedge various market risks inherent in the Fund's portfolio, to manage the effective maturity or duration of income-producing securities in the Fund's portfolio or in connection with the Fund's utilization of Financial Leverage or otherwise. These strategies may be executed through the use of derivative contracts. In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors or collars (collectively, all the above are called "Strategic Transactions"). In addition, Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Certain of these Strategic Transactions, such as options and futures contracts, are described briefly below. For a more complete discussion of the Fund's investment practices involving Strategic Transactions in derivatives and certain other investment techniques, see "Investment Objectives and Policies-Derivative Instruments" in the Fund's Statement of Additional Information.


     o Options. The Fund may purchase or sell, i.e., write, options on securities and securities indices which are listed on a national securities exchange or in the over-the-counter ("OTC") market, as a means of achieving additional return or of hedging the value of the Fund's portfolio. A call option is a contract that, in return for a premium, gives the holder of the option the right to buy from the writer of the call option the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price during the option period. A put option is the reverse of a call option, giving the holder the right, in return for a premium, to sell the underlying security to the writer, at a specified price, and obligating the writer to purchase the underlying security from the holder at that price. The Fund may purchase call or put options as long as the aggregate initial margins and premiums, measured at the time of such investment, do not exceed 10% of the Fund's total assets.

     o Futures Contracts and Options on Futures. The Fund may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for certain hedging, yield enhancement and risk management purposes. A financial futures contract is an agreement to purchase or sell an agreed amount of securities at a set price for delivery in the future. These futures contracts and related options may be on debt securities, financial indices, securities indices and U.S. government securities.

         When Issued, Delayed Delivery Securities and Forward Commitments. The Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

         Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

         Short Sales. The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The market value of the securities sold short of any one issuer will not exceed either 10% of the Fund's total assets or 5% of such issuer's voting securities. The Fund also will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total assets. The Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns, or has the immediate and unconditional right to acquire at no additional cost, the identical security.

         If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. Dividends received on securities with respect to which the Fund is obligated to make related payments (pursuant to short sales or otherwise) will be treated as fully taxable ordinary income (i.e. income other than qualified dividend income).

         Repurchase Agreements. Repurchase agreements may be seen as loans by the Fund collateralized by underlying debt securities. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time. This arrangement results in a fixed rate of return to the Fund that is not subject to market fluctuations during the holding period. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights. The Investment Manager, acting under the supervision of the Board of Trustees of the Fund, reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level. The Fund will not enter into repurchase agreements with the Investment Adviser, the Investment Manager or any of their affiliates.

         Other Investment Companies. The Fund may invest up to 10% of the Fund's total assets in securities of other open- or closed-end investment companies that invest primarily in securities of the types in which the Fund may invest directly. The Fund expects that these investments will primarily be in exchange traded funds. The Investment Manager generally expects that it may invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds from this offering of APS or in connection with the issuance of other Financial Leverage, or during periods when there is a shortage of attractive securities available in the market. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's investment management fees with respect to the assets so invested. Holders of Common Shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to leverage risks including greater volatility of net asset value and market price of the securities of such investment companies. The net asset value and market value of leveraged shares will be more volatile and the yield to holders of common stock in such leveraged investment companies will tend to fluctuate more than the yield generated by unleveraged shares.

         Restricted and Illiquid Securities. The Fund may invest in securities for which there is no readily available trading market or that are otherwise illiquid. Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(2) and Rule 144A securities may, however, be treated as liquid by the Investment Manager pursuant to procedures adopted by the Fund's Board of Trustees, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Fund invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

         It may be difficult to sell such securities at a price representing the fair value until such time as such securities may be sold publicly. Where registration is required, a considerable period may elapse between a decision to sell the securities and the time when it would be permitted to sell. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may also acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

         Loans of Portfolio Securities. To increase income, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions if (i) the loan is collateralized in accordance with applicable regulatory requirements and (ii) no loan will cause the value of all loaned securities to exceed 33% of the value of the Fund's total assets.

         If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially. There can be no assurance that borrowers will not fail financially. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund. If the other party to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund's ability to sell the collateral and the Fund would suffer a loss. Income received by the Fund from borrowers of dividend-paying securities loaned by the Fund from its portfolio will be treated as fully taxable ordinary income (i.e. income other than qualified dividend income). See "Investment Objectives and Policies-Loans of Portfolio Securities" in the Fund's Statement of Additional Information. Under current rating agency guidelines in connection with the APS, securities lending by the Fund may not exceed 15% of the Fund's total gross assets. Such limit is subject to change by the rating agencies.

Portfolio Turnover

         The Fund will buy and sell securities to seek to accomplish its investment objectives. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less). Higher portfolio turnover may decrease the after-tax return to individual investors in the Fund to the extent it results in a decrease of the long-term capital gains portion of distributions to shareholders. Under normal market conditions, the Fund anticipates that its annual portfolio turnover rate will not exceed 100%.

Investment Restrictions

         The Fund has adopted certain other investment limitations designed to limit investment risk. These limitations are fundamental and may not be changed without the approval of the holders of a majority of the outstanding Common Shares, as defined in the 1940 Act, and Fund Preferred Shares voting together as a single class. See "Investment Restrictions" in the Statement of Additional Information for a complete list of the fundamental investment policies of the Fund. the Fund also is subject to certain rating agency guidelines regarding its issuance of APS which are more limiting than its fundamental restrictions. See "Description of APS" and the Statement attached as Appendix B to the Statement of Additional Information.

                               INVESTMENT STRATEGY

         Dreman Value Management, LLC, the Fund's Investment Manager, will be responsible for the overall management of the Fund's investments including the allocation of the portfolio between common, preferred and other securities. The Investment Manager will utilize a disciplined value strategy which has been developed over a period of 25 years of active investment management.

         In making stock selections, the Investment Manager seeks to invest in securities that have a yield greater than that of the S&P(R) 500 Stock Index, as well as the potential for capital appreciation. In evaluating stocks, the Fund's Investment Manager compares companies' stock prices to their book values, cash flows and dividend yields and analyzes individual companies to seek to identify those that are financially sound and that appear to have strong potential for long-term growth and income.

         The Investment Manager seeks to select the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. The Investment Manager may favor securities from different sectors at different times. The Investment Manager will normally sell a stock when it reaches a target price, its fundamental factors have changed or when it believes other investments offer better opportunities.

         The Investment Manager identifies potential investment opportunities by emphasizing stocks that offer unique investment values. The criterion used to identify such stocks include below average price-to-earnings ("P/E") ratios, price-to-book ratios, price-to-cash flow ratios and above average dividend yields. The Investment Manager has over a period of 25 years conducted extensive studies which have led the Investment Manager to believe that consistently applying disciplined value strategies yields superior long-term total returns.

         The Investment Manager begins the investment process by starting with a quantitative screening process that identifies potentially undervalued stocks. The Investment Manager's objective is not merely to identify "cheap" stocks, since the Investment Manager believes that such an approach seldom achieves results that are consistently superior without unnecessary risks. The quantitative screening utilized by the Investment Manager reflects its process for identifying a universe of stocks from which to identify potential buying opportunities.

         The Investment Manager's primary screening criterion will be low P/E ratios, because of the Investment Manager's belief in the potentially superior performance characteristics of such stocks. After low P/E ratios, the Investment Manager will then consider the price-to-book values and price-to-cash flow relationships of stocks. The Investment Manager intends to focus the Fund's investments in companies whose market prices are low in relation to P/E, book value and cash flow in order to seek to buy solid assets and value, rather than paying a high price for a concept or fad. Another characteristic that the Investment Manager will seek to identify in the securities in which the Fund may invest is a relatively low or sharply declining institutional ownership. The Investment Manager believes that this factor indicates that such stocks are falling out of favor with the investment community and may indicate that such stocks are becoming cheap.

         The Investment Manager generally will stress companies that possess strong financial positions. Investment criteria will involve close analysis of debt-to-capital ratios to see if there is a manageable amount of debt on a company's balance sheet, with a goal of identifying companies with no more than 50% to 60% of their total capital composed of debt. In addition, an analysis of cash and current ratios will also be conducted, with a goal of determining whether the potential investment opportunities have strong staying power, and can self-finance themselves should the need arise. The Investment Manager's objective is to identify strong companies and not to speculate on weak stocks or potential bankruptcies, unless there are special circumstances that warrant examination.

         The Investment Manager will seek to invest in stocks that have an above-average dividend yield. The Investment Manager believes that high yield is a crucial indicator of investment success. Furthermore, the Investment Manager believes that the dividend growth rate of low P/E ratio stocks tends to be significantly greater than average. Generally the Investment Manager adopts a buy-and-hold model portfolio, and the importance of dividends becomes a critical factor in total return in down-market periods. The Investment Manager believes that an above-average dividend yield gives a portfolio a potentially strong defensive characteristic. Furthermore, the Investment Manager believes that dividends not only provide most of any return during such periods, but the above-average dividend yield also provides strong protection in down markets. In a volatile market environment, the Investment Manager believes that dividend yield can lower a portfolio's volatility.

         The Investment Manager will apply a rigorous bottom-up fundamental analysis to the universe of stocks identified as investment opportunities in order to select a manageable group of promising stocks. The Investment Manager will seek to avoid problematical low P/E ratio stocks and concentrate on those stocks that have shown above-average earnings growth on both a five and ten year basis. The Investment Manager will apply careful and sophisticated analytical techniques to each stock in the low P/E ratio universe to identify those it believes have fundamental strength. In conducting its fundamental analysis, stocks with financial problems, structural deficiencies, management issues, lack of financial transparency or other identifiable problems will generally be pared from the list of potential buying opportunities. The Investment Manager intends to invest the Fund's assets allocated to stocks in approximately 30 to 60 stocks, divided among 10 to 15 industries.

         Since the Investment Manager intends to select securities that may be out of favor with investors, the Investment Manager believes in the importance of patience in waiting for the market's realization of underlying value to come into line with the Investment Manager's opinion of a security's value. As a consequence, the turnover rate of the Fund's portfolio may be significantly lower than industry averages.

                                      Risks

         Investors should consider the following risk factors and special considerations associated with investing in the Fund.

Interest Rate Risk

         The Fund issues APS, which pay dividends based on short-term interest rates, and may use the proceeds to buy obligations, which pay interest based on longer-term yields. Longer-term bond obligation yields are typically, although not always, higher than short-term interest rates. Both long-term and short-term interest rates may fluctuate. If short-term interest rates rise, APS rates may rise such that the amount of dividends paid to APS holders exceeds the income from the portfolio securities purchased with the proceeds from the sale of APS. Because income from the Fund's entire investment portfolio (not just the portion purchased with the proceeds of the APS offering) is available to pay APS dividends, however, APS dividend rates would need to exceed greatly the Fund's net portfolio income before the Fund's ability to pay APS dividends would be jeopardized. If long-term rates rise, the value of the Fund's investment portfolio will decline, reducing the amount of assets serving as asset coverage for the APS.

Auction Risk

         Holders of APS may not be able to sell APS at an Auction if the Auction fails; that is, if there are more APS offered for sale than there are buyers for those APS. Also, if a hold order is placed at an Auction (an order to retain
APS) only at a specified rate, and that bid rate exceeds the rate set at the Auction, the APS will not be retained. Finally, if you elect to buy or retain APS without specifying a rate below which you would not wish to continue to hold those APS, and the Auction sets a below market rate, you may receive a lower rate of return on your APS then the market rate. See "Description of APS" and "The Auctions--Auction Procedures."

Secondary Market Risk

         It may not be possible to sell APS between Auctions or it may only be possible to sell them for a price of less than $25,000 per share plus any accumulated dividends. If the Fund has designated a Special Dividend Period (a dividend period of more than 7 days, changes in interest rates could affect the price of APS sold in the secondary market. Broker-dealers may maintain a secondary trading market in the APS outside of Auctions; however, they have no obligation to do so and there can be no assurance that a secondary market for the APS will develop or, if it does develop, that it will provide holders with a liquid trading market (i.e., trading will depend on the presence of willing buyers and sellers and the trading price is subject to variables to be determined at the time of the trade by the broker-dealers). The APS will not be registered on any stock exchange or on any automated quotation system. An increase in the level of interest rates, particularly during any Long-Term Dividend Period, likely will have an adverse effect on the secondary market price of the APS, and a selling shareholder may sell APS between Auctions at a price per share of less than $25,000. Accrued APS dividends, however, should at least partially compensate for the increased market interest rate.

Ratings and Asset Coverage Risk

         While [ ] and [ ] assign a rating of "AAA" or "Aaa" to the APS, the ratings do not eliminate or necessarily mitigate the risks of investing in APS. A rating agency could downgrade APS, which may make APS less liquid at an Auction or in the secondary market, although the downgrade would probably result in higher dividend rates. If a rating agency downgrades APS of the Fund, the Fund will alter its portfolio or redeem APS. The Fund may voluntarily redeem APS under certain circumstances. A preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings on the Preferred Shares are not recommendations to purchase, hold, or sell those shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines described above also do not address the likelihood that an owner of the Preferred Shares will be able to sell such shares in an Auction or otherwise. See "Description of APS--Rating Agency Guidelines and Asset Coverage" for a description of the asset maintenance tests the Fund must meet.
Equity Risk

         A principal risk of investing in the Fund is equity risk, which is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. Stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock in which the Fund will invest is structurally subordinated to preferred stock, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers. In addition, while common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of common stock of an issuer held by the Fund. Also, the price of common stock of an issuer is sensitive to general movements in the stock market. A drop in the stock market may depress the price of most or all of the common stocks held by the Fund.

Special Risks Related to the Fund's Investments in Preferred Securities

         There are special risks associated with investing in preferred securities, including:

         Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

         Non-Cumulative Dividends. Some preferred stocks are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred stock held by the Fund determine not to pay dividends on such stock, the amount of dividends the Fund pays may be adversely affected. There is no assurance that dividends or distributions on non-cumulative preferred stocks in which the Fund invests will be declared or otherwise made payable.

         Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

         Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

         Limited Voting Rights. Generally, preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may have the right to elect a number of directors to the issuer's board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

         Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

Income Risk

         The income investors receive from the Fund is based primarily on the dividends and interest it earns from its investments, which can vary widely over the short and long-term. If prevailing market interest rates drop, distribution rates of the Fund's portfolio holdings of preferred securities and debt securities may decline which then may adversely affect the Fund's distributions on APS as well.

"Value Investing" Risk

         The Fund focuses its investments on dividend paying or other income producing securities that the Investment Manager believes are undervalued or inexpensive relative to other investments. These types of securities may present risks in addition to the general risks associated with investing in securities. These securities generally are selected on the basis of an issuer's fundamentals relative to current market price. Such securities are subject to the risk of misestimation of certain fundamental factors. In addition, during certain time periods market dynamics may strongly favor "growth" securities of issuers that do not display strong fundamentals relative to market price based upon positive price momentum and other factors. Disciplined adherence to a "value" investment mandate during such periods can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible style mandates.

Inflation Risk

         Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund's shares and distributions thereon can decline.

Lower Grade Securities

         The Fund may invest up to 10% of its total assets in non-convertible preferred stock or debt securities considered below investment grade quality. These high yield securities, also sometimes referred to as "junk bonds," generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following:

     o    greater volatility;

     o    greater credit risk and risk of default;

     o potentially greater sensitivity to general economic or industry conditions;

     o    potential lack of attractive resale opportunities (illiquidity); and

     o    additional expenses to seek recovery from issuers who default.

In addition, the prices of these lower grade securities are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. Lower grade securities tend to be less liquid than investment grade securities. The market value of lower grade securities may be more volatile than the market value of investment grade securities and generally tends to reflect the market's perception of the creditworthiness of the issuer and short-term market developments to a greater extent than investment grade securities, which primarily reflect fluctuations in general levels of interest rates.

         As a part of its investments in lower grade securities, the Fund may invest in securities of issuers in default. The Fund will invest in securities of issuers in default only when the Investment Manager believes that such issuers will honor their obligations, emerge from bankruptcy protection and that the value of these securities will appreciate. By investing in the securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of these securities will not appreciate.

         For a further description of lower-rated securities and the risks associated therewith, see "Investment Objectives and Policies-Additional Investment Policies-Additional Information Regarding Lower Grade Securities" in the Statement of Additional Information. For a description of the ratings categories of certain recognized statistical ratings agencies, see Appendix A to this prospectus.

Foreign Securities

         The Fund may invest up to 15% of its total assets in U.S. dollar-denominated securities of foreign issuers. Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad. In addition, it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries.

         There may be less publicly available information about a foreign company than a U.S. company. Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies. Foreign markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing loss. In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities.

         The Fund expects that its investments in foreign securities will primarily consist of sponsored ADRs. ADRs are receipts issued by United States banks or trust companies in respect of securities of foreign issuers held on deposit for use in the United States securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Derivatives Risk

         Participation in options, futures and other Strategic Transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Investment Manager's prediction of movements in the direction of the securities and interest rate markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies. Risks inherent in the use of options, futures contracts and options on futures contracts and securities indices include:

     o dependence on the Investment Manager's ability to predict correctly movements in the direction of interest rates and securities prices;

     o imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged;

     o the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

     o the possible absence of a liquid secondary market for any particular instrument at any time;

     o the possible need to defer closing out certain hedged positions to avoid adverse tax consequences;

     o the possible inability of the Fund to purchase or sell a security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a security at a disadvantageous time due to a need for the Fund to maintain "cover" or to segregate securities in connection with the hedging techniques; and

     o    the creditworthiness of counterparties.

         Futures Transactions. Futures and options on futures entail certain risks, including but not limited to the following:

     o no assurance that futures contracts or options on futures can be offset at favorable prices;

     o possible reduction of the return of the Fund due to the use of hedging;

     o possible reduction in value of both the securities hedged and the hedging instrument;

     o    possible lack of liquidity due to daily limits on price fluctuations;

     o imperfect correlation between the contracts and the securities being hedged; and

     o losses from investing in futures transactions that are potentially unlimited and the segregation requirements for such transactions.

         Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the over-the-counter derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceedings. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Illiquid Securities Risk

         The Fund may invest in unregistered and otherwise illiquid investments. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act. Unregistered securities generally can be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the Securities Act. Considerable delay could be encountered in either event and, unless otherwise contractually provided for, the Fund's proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could result in the Fund's inability to realize a favorable price upon disposition of unregistered securities, and at times might make disposition of such securities impossible.

Industry Concentration Risk

         The Fund may invest up to 25% of its total assets in securities of a single industry. Should the Fund choose to focus its investments in a particular industry or industries, the net asset value of the Fund will be more susceptible to factors affecting those particular types of companies, which, depending on the particular industry, may include, among others: governmental regulation; inflation; cost increases in raw materials, fuel and other operating expenses; technological innovations that may render existing products and equipment obsolete; and increasing interest rates resulting in high interest costs on borrowings needed for capital investment, including costs associated with compliance with environmental and other regulations. In such circumstances the Fund's investments may be subject to greater risk and market fluctuation than a fund that had securities representing a broader range of investment alternatives.

Other Investment Companies

         The Fund may invest up to 10% of the Fund's total assets in securities of other open- or closed-end investment companies that invest primarily in securities of the types in which the Fund may invest directly. The Fund expects that these investments will be primarily in exchange traded funds. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's investment management fees with respect to the assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to leverage risks including greater volatility of net asset value and market price of the securities of such investment companies.

Non-Diversified Status

         The Fund is classified as a "non-diversified" investment company under the 1940 Act, which means the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may invest in the securities of individual issuers to a greater degree than a diversified investment company. However, the Fund intends to conduct its operations so as to qualify as a regulated investment company for purposes of the Code, which generally will relieve the Fund of any liability for U.S. federal income tax to the extent its earnings are distributed to shareholders. To so qualify, among other requirements, the Fund must comply with the diversification requirements of the Code applicable to regulated investment companies. See "Taxation." Because the Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, the Fund may be more vulnerable to events affecting a single issuer and therefore, subject to greater volatility than a fund that is more broadly diversified. Accordingly, an investment in the Fund may present greater risk to an investor than an investment in a diversified company.

Management Risk

         The Fund is subject to management risk because it is an actively managed portfolio. The Investment Adviser has not previously served as an investment adviser to an investment company, although an affiliate of the Investment Adviser acts as servicing agent to various investment companies. In addition, in acting as the Fund's investment manager of its portfolio securities, the Investment Adviser and Investment Manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Dependence on Key Personnel

         Although the Investment Manager believes it has other experienced senior personnel, the Investment Manager is dependent upon the expertise of Mr. Dreman in providing advisory services with respect to the Fund's investments. If the Investment Manager were to lose the services of Mr. Dreman, its ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Dreman in the event of his death, resignation, retirement or inability to act on behalf of the Investment Manager.

Current Developments Risks

         As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. Securities Markets were closed for a four-day period. These terrorists attacks, the war in Iraq and its aftermath and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Similar events in the future or other disruptions of financial markets could affect interest rates, securities exchanges, Auctions, secondary trading, rating, credit risk, inflation and other factors relating to the Fund.

                             MANAGEMENT OF THE FUND

General

         The Fund's Board of Trustees (who, with its officers, are described in the Statement of Additional Information) has overall responsibility for the management of the Fund. The Board of Trustees decides upon matters of general policy and reviews the actions of the Investment Adviser, the Investment Manager and other service providers of the Funds.

The Investment Adviser

         Claymore Advisors, LLC, a wholly-owned subsidiary of Claymore Group, Inc., acts as the Fund's Investment Adviser pursuant to an advisory agreement with the Fund (the "Advisory Agreement"). The Investment Adviser is a Delaware limited liability company, with its principal offices located at 210 N. Hale Street, Wheaton, Illinois 60187. Pursuant to the Advisory Agreement, the Investment Adviser furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, oversees the activities of the Fund's Investment Manager, provides personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees of the Fund who are its affiliates. Claymore Advisors, LLC has not acted previously as an investment adviser to an investment company. Claymore Securities, Inc., an affiliate of the Investment Adviser [and one of the underwriters,] acts as servicing agent to various investment companies and specializes in the creation, development and distribution of investment solutions for advisers and their valued clients.

         As compensation for its services, the Fund pays the Investment Adviser a fee, payable monthly, in an annual amount equal to .85% of the Fund's average daily Managed Assets (as defined below). Under the terms of an investment sub-advisory agreement between the Fund, the Investment Adviser and the Investment Manager, the Investment Adviser pays an aggregate amount equal to 60% of the investment management fees paid to the Investment Adviser by the Fund to the Investment Manager, net of any amounts that the Investment Adviser is obligated to pay to one or more of the underwriters in this offering amounts representing additional compensation as described under the caption "Underwriting" in this prospectus.

The Investment Manager

         Dreman Value Management, LLC acts as the Fund's Investment Manager pursuant to a sub-advisory agreement with the Investment Adviser (the "Sub-advisory Agreement"). The Investment Manager is a Delaware limited liability company with principal offices located at 10 Exchange Place, Suite 2150, Jersey City, New Jersey 07302. The Investment Manager was organized in April 1997, and its predecessor firms date back to 1977. The Investment Manager acts as investment adviser for individuals, pension trusts, and endowments, and investment companies with aggregate assets under management exceeding $[ ] as of [ ], 2004. Pursuant to the Sub-advisory Agreement, the Investment Manager, under the supervision of the Fund's Board of Trustees and the Investment Adviser, provides a continuous investment program for the Fund's portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees of the Fund who are its affiliates.

         David N. Dreman will have primary responsibility for selecting the Fund's investments. Mr. Dreman began his investment career in 1957, founded the predecessor to Dreman Value Management, LLC, and has served as chairman and chief investment officer of the firm since its inception. Mr. Dreman is the author of four books on investment management, including Contrarian Investment
Strategies: The Next Generation and Psychology and the Stock Market.

Advisory Agreement

         Pursuant to an investment advisory agreement between the Investment Adviser and the Fund (the "Advisory Agreement"), the Fund has agreed to pay the Investment Adviser a management fee payable on a monthly basis at the annual rate of .85% of the Fund's average daily total assets (including the assets attributable to the proceeds from any Financial Leverage) minus liabilities (other than liabilities related to any Financial Leverage) ("Managed Assets") for the services and facilities it provides. The liquidation preference of the Fund Preferred Shares, if any, is not a liability.

         In addition to the fees of the Investment Adviser, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with the Investment Adviser or the Investment Manager), custodial expenses, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any Financial Leverage, expenses of preparing, printing and distributing prospectuses, stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

         Because the fees received by the Investment Adviser are based on the Managed Assets of the Fund (including assets represented by the proceeds of any Financial Leverage), the Investment Adviser has a financial incentive for the Fund to utilize Financial Leverage, which may create a conflict of interest between the Investment Adviser and the holders of the Fund's Common Shares. Because holders of the Fund's Preferred Shares or its Borrowings receive a specified rate of return, the Fund's investment management fees and other expenses, including expenses incurred in the issuance of any Financial Leverage, are paid only by the Common Shareholders and not by holders of Fund Preferred Shares or Borrowings.

                               Description of APS

         The following is a brief description of the terms of the APS. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the Fund's Declaration of Trust and Statement, including the provisions thereof establishing the APS. The Fund's Declaration of Trust and the form of Statement establishing the terms of the APS have been filed as exhibits to or incorporated by reference in the Registration Statement of which this prospectus is a part. The Statement (creating the APS) may be found in Appendix B to the Fund's Statement of Additional Information.

General

         The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with preference rights, including Preferred Shares, having a par value of $.01 per share, in one or more series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the shareholders. The Fund's Statement currently authorizes the number of shares of APS of each series set forth below in "Description of Capital Structure." The APS will have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared). See "Description of APS--Liquidation Rights."

         The APS of each series will rank on parity with shares of any other series of APS and with shares of other series of Preferred Shares of the Fund, as to the payment of dividends and the distribution of assets upon liquidation. Each share of APS has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable, except that the Board of Trustees shall have the power to cause shareholders to pay expenses of the Fund by setting off charges due from shareholders from declared but unpaid dividends or distributions owed the shareholders and/or by reducing the number of shares owned by each respective shareholder. The APS will not be convertible into Common Shares or other shares of beneficial interest of the Fund, and the holders thereof will have no preemptive or cumulative voting rights.

Dividends and Dividend Periods

         General. After the Initial Dividend Period, each Subsequent Dividend Period for the APS will generally consist of seven days (a "7-Day Dividend Period"); provided, however, that prior to any Auction, the Fund may elect, subject to certain limitations described herein, upon giving notice to holders thereof, a Special Dividend Period as discussed below. The holders of the Fund's APS will be entitled to receive, when, as and if declared by that Fund's Board of Trustees, out of funds legally available therefor, cumulative cash dividends on their APS, at the Applicable Rate determined as set forth below under "Determination of Dividend Rate," payable on the dates set forth below. Dividends on the APS of the Fund so declared and payable shall be paid in preference to and in priority over any dividends declared and payable on the Fund's Common Shares.

         Dividends on the APS will accumulate from the date on which the Fund originally issues the APS (the "Date of Original Issue") and will be payable on the APS on the dates described below. Dividends on the APS with respect to the Initial Dividend Period shall be payable on the applicable Initial Dividend Payment Date. Following the Initial Dividend Payment Date, dividends on the APS will generally be payable either (i) with respect to any 7-Day Dividend Period, and any Special Dividend Period of 28 or fewer days, on the day next succeeding the last day thereof or (ii) with respect to any Special Dividend Period of more than 28 days, monthly on the first Business Day of each calendar month and on the day next succeeding the last day thereof (each such date referred to in clause (i) or (ii) being referred to herein as a "Normal Dividend Payment Date"), except that if such Normal Dividend Payment Date is not a Business Day, the Dividend Payment Date shall be the first Business Day next succeeding such Normal Dividend Payment Date. Although any particular Dividend Payment Date may not occur on the originally scheduled date because of the exceptions discussed above, the next succeeding Dividend Payment Date, subject to such exceptions, will occur on the next Business Day following originally scheduled date. If for any reason a Dividend Payment Date cannot be fixed as described above, then the Board of Trustees shall fix the Dividend Payment Date. The Board of Trustees by resolution prior to authorization of a dividend by the Board of Trustees may change a Dividend Payment Date if such change does not adversely affect the contract rights of the holders of APS set forth in the Statement. The Initial Dividend Period, 7-Day Dividend Periods and Special Dividend Periods are hereinafter sometimes referred to as "Dividend Periods." Each dividend payment date determined as provided above is hereinafter referred to as a "Dividend Payment Date."

         Prior to each Dividend Payment Date, the Fund is required to deposit with the Auction Agent sufficient funds for the payment of declared dividends. The Fund does not intend to establish any reserves for the payment of dividends.

         Each dividend will be paid to the record holder of the APS, which holder is expected to be the nominee of the Securities Depository. See "The Auctions--General--Securities Depository." The Securities Depository will credit the accounts of the Agent Members of the Existing Holders in accordance with the Securities Depository's normal procedures which provide for payment in same-day funds. The Agent Member of an Existing Holder will be responsible for holding or disbursing such payments on the applicable Dividend Payment Date to such Existing Holder in accordance with the instructions of such Existing Holder. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the nominee of the Securities Depository. Any dividend payment made on the APS first shall be credited against the earliest declared but unpaid dividends accumulated with respect to such shares.

         Holders of the APS will not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends except as described under "Non-payment period; late charge" below. No interest will be payable in respect of any dividend payment or payments on the APS which may be in arrears.

         The amount of cash dividends per share of APS payable (if declared) on each Dividend Payment Date shall be computed by multiplying the Applicable Rate for such Dividend Period by a fraction, the numerator of which will be the number of days in such Dividend Period or part thereof that such share was outstanding and for which dividends are payable on such Dividend Payment Date and the denominator of which will be 360, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent.

         Notification of Dividend Period. The Fund, at its sole option and to the extent permitted by law, by telephonic and written notice (a "Request for Special Dividend Period") to the Auction Agent and to each Broker-Dealer, may request that the next succeeding Dividend Period for the APS will be a number of days (other than seven), evenly divisible by seven, and not fewer than seven nor more than 364 in the case of a Short-Term Dividend Period or one whole year or more but not greater than five years in the case of a Long-Term Dividend Period, specified in such notice, provided that the Fund may not give a Request for Special Dividend Period of greater than 28 days (and any such request shall be null and void) unless, for any Auction occurring after the initial Auction, Sufficient Clearing Bids shall have existed in an Auction held on the Auction Date immediately preceding the fist day of such proposed Special Dividend Period and unless full cumulative dividends and any amounts due with respect to redemptions prior to such date have been paid in full. Such Request for Special Dividend Period, in the case of a Short-Term Dividend Period, shall be given on or prior to the second Business Day but not more than seven Business Days prior to an Auction Date for the APS and, in the case of a Long-Term Dividend Period, shall be given on or prior to the second Business Day but not more than 28 days prior to an Auction Date for the APS. Upon receiving such Request for Special Dividend Period, the Broker-Dealers jointly shall determine whether, given the factors set forth below, it is advisable that the Fund issue a Notice of Special Dividend Period as contemplated by such Request for Special Dividend Period and shall determine the Optional Redemption Price of the APS during such Special Dividend Period and the Specific Redemption Provisions and shall give the Fund and the Auction Agent written notice (a "Response") of such determination by no later than the second Business Day prior to such Auction Date. In making such determination, the Broker-Dealers will consider (i) existing short-term and long-term market rates and indices of such short-term and long-term rates, (ii) existing market supply and demand for short-term and long-term securities, (iii) existing yield curves for short-term and long-term securities comparable to the APS, (iv) industry and financial conditions which may affect the APS, (v) the investment objective of the Fund and (vi) the Dividend Periods and dividend rates at which current and potential beneficial holders of the APS would remain or become beneficial holders.

         If the Broker-Dealers shall not give the Fund and the Auction Agent a Response by such second Business Day or if the Response states that given the factors set forth above it is not advisable that the Fund give a Notice of Special Dividend Period for the APS, the Fund may not give a Notice of Special Dividend Period in respect of such Request for Special Dividend Period. In the event the Response indicates that it is advisable that the Fund give a Notice of Special Dividend Period for the APS, the Fund, by no later than the second Business Day prior to such Auction Date, may give a notice (a "Notice of Special Dividend Period") to the Auction Agent, the Securities Depository and each Broker-Dealer, which notice will specify (i) the duration of the Special Dividend Period, (ii) the Optional Redemption Price as specified in the related Response and (iii) the Specific Redemption Provisions, if any, as specified in the related Response. The Fund also shall provide a copy of such Notice of Special Dividend Period to [ ] and [ ]. The Fund shall not give a Notice of Special Dividend Period, and, if such Notice of Special Dividend Period shall have been given already, shall give telephonic and written notice of its revocation (a "Notice of Revocation") to the Auction Agent, each Broker-Dealer, and the Securities Depository on or prior to the Business Day prior to the relevant Auction Date if (x) either the 1940 Act APS Asset Coverage is not satisfied or the Fund shall fail to maintain [ ] Eligible Assets or [ ] Eligible Assets with an aggregate Discounted Value at least equal to the APS Basic Maintenance Amount, on each of the two Valuation Dates immediately preceding the Business Day prior to the relevant Auction Date on an actual basis and on a pro forma basis giving effect to the proposed Special Dividend Period (using as a pro forma dividend rate with respect to such Special Dividend Period the dividend rate which the Broker-Dealers shall advise the Fund is an approximately equal rate for securities similar to the APS with an equal dividend period), (y) sufficient funds for the payment of dividends payable on the immediately succeeding Dividend Payment Date have not been irrevocably deposited with the Auction Agent by the close of business on the third Business Day preceding the related Auction Date or (z) the Broker-Dealers jointly advise the Fund that, after consideration of the factors listed above, they have concluded that it is advisable to give a Notice of Revocation. The Fund also shall provide a copy of such Notice of Revocation to [ ] and [ ]. If the Fund is prohibited from giving a Notice of Special Dividend Period as a result of the factors enumerated in clause (x), (y) or (z) above or if the Fund gives a Notice of Revocation with respect to a Notice of Special Dividend Period, the next succeeding Dividend Period for that series will be a 7-Day Dividend Period. In addition, in the event Sufficient Clearing Bids are not made in any Auction, including an Auction held on the Auction Date immediately preceding the first day of such proposed Special Dividend Period, or an Auction is not held for any reason, the next succeeding Dividend Period will be a 7-Day Dividend Period, and the Fund may not again give a Notice of Special Dividend Period (and any such attempted notice shall be null and void) until Sufficient Clearing Bids have been made in an Auction with respect to a 7-Day Dividend Period.

         Determination of Dividend Rate. The dividend rate on the APS during the period from and including the Date of Original Issue for the APS to but excluding the Initial Dividend Payment Date for the APS (the "Initial Dividend Period") will be the rate per annum set forth on the inside cover page hereof. Commencing on the Initial Dividend Payment Date for the APS, the Applicable Rate on the APS for each Subsequent Dividend Period, which Subsequent Dividend Period shall be a period commencing on and including a Dividend Payment Date and ending on and including the calendar day prior to the next Dividend Payment Date (or last Dividend Payment Date in a Dividend Period if there is more than one Dividend Payment Date), shall be equal to the rate per annum that results from the Auction with respect to such Subsequent Dividend Period. The Initial Dividend Period and Subsequent Dividend Period for the APS is referred to herein as a "Dividend Period." Cash dividends shall be calculated as set forth above under "--Dividends and Dividend Periods--General."

         Non-Payment Period; Late Charge. A Non-Payment Period will commence if the Fund fails to (i) declare, prior to the close of business on the second Business Day preceding any Dividend Payment Date, for payment on or (to the extent permitted as described below) within three Business Days after such Dividend Payment Date to the persons who held such shares as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment Date, the full amount of any dividend on the APS payable on such Dividend Payment Date or
(ii) deposit, irrevocably in trust, in same-day funds, with the Auction Agent by 12:00 noon, New York City time, (A) on such Dividend Payment Date the full amount of any cash dividend on such shares (if declared) payable on such Dividend Payment Date or (B) on any redemption date for the APS called for redemption, the Mandatory Redemption Price per share of such APS or, in the case of an optional redemption, the Optional Redemption Price per share. Such Non-Payment Period will consist of the period commencing on and including the aforementioned Dividend Payment Date or redemption date, as the case may be, and ending on and including the Business Day on which, by 12:00 noon, New York City time, all unpaid cash dividends and unpaid redemption prices shall have been so deposited or otherwise shall have been made available to the applicable holders in same-day funds, provided that a Non-Payment Period for the APS will not end unless the Fund shall have given at least five days' but no more than 30 days' written notice of such deposit or availability to the Auction Agent, the Securities Depository and all holders of the APS of such series. Notwithstanding the foregoing, the failure by the Fund to deposit funds as provided for by clauses (ii) (A) or (ii) (B) above within three Business Days after any Dividend Payment Date or redemption date, as the case may be, in each case to the extent contemplated below, shall not constitute a "Non-Payment Period." The Applicable Rate for each Dividend Period for the APS of any series, commencing during a Non-Payment Period, will be equal to the Non-Payment Period Rate; and each Dividend Period commencing after the first day of, and during, a Non-Payment Period shall be a 7-Day Dividend Period. Any dividend on the APS due on any Dividend Payment Date for such shares (if, prior to the close of business on the second Business Day preceding such Dividend Payment Date, the Fund has declared such dividend payable on such Dividend Payment Date to the persons who held such shares as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment Date) or redemption price with respect to such shares not paid to such persons when due may be paid to such persons in the same form of funds by 12:00 noon, New York City time, on any of the first three Business Days after such Dividend Payment Date or due date, as the case may be, provided that such amount is accompanied by a late charge calculated for such period of non-payment at the Non-Payment Period Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 360. In the case of a willful failure of the Fund to pay a dividend on a Dividend Payment Date or to redeem any APS on the date set for such redemption, the preceding sentence shall not apply and the Applicable Rate for the Dividend Period commencing during the Non-Payment Period resulting from such failure shall be the Non-Payment Period Rate. For the purposes of the foregoing, payment to a person in same-day funds on any Business Day at any time will be considered equivalent to payment to that person in New York Clearing House (next-day) funds at the same time on the preceding Business Day, and any payment made after 12:00 noon, New York City time, on any Business Day shall be considered to have been made instead in the same form of funds and to the same person before 12:00 noon, New York City time, on the next Business Day.

         The Non-Payment Period Rate initially will be 200% of the applicable Reference Rate, provided that the Board of Trustees of the Fund shall have the authority to adjust, modify, alter or change from time to time the initial Non-Payment Period Rate if the Board of Trustees of the Fund determines and [ ] and [ ] (or any Substitute Rating Agency in lieu of [ ] and [ ] in the event such party shall not rate the APS) advises the Fund in writing that such adjustment, modification, alteration or change will not adversely affect its then-current rating on the APS.

         Restrictions on Dividends and Other Payments. Under the 1940 Act, the Fund may not declare dividends or make other distributions on Common Shares or purchase any such shares if, at the time of the declaration, distribution or purchase, as applicable (and after giving effect thereto), asset coverage (as defined in the 1940 Act) with respect to the outstanding APS would be less than 200% (or such other percentage as in the future may be required by law). Under the Code, the Fund must, among other things, distribute each year at least 90% of the sum of its investment company taxable income and certain other income in order to maintain its qualification for tax treatment as a regulated investment company. The foregoing limitations on dividends, other distributions and purchases in certain circumstances may impair the Fund's ability to maintain such qualification. See "Taxation."

         Upon any failure to pay dividends on the APS for two years or more, the holders of the APS will acquire certain additional voting rights. See "-Rating Agency Guidelines and Asset Coverage-Voting Rights" below.

         For so long as any APS are outstanding, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares of beneficial interest of the Fund, if any, ranking junior to the APS as to dividends or upon liquidation) in respect of Common Shares or any other shares of the Fund ranking junior to or on a parity with the APS as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to APS as to dividends and upon liquidation) or any such parity shares (except by conversion into or exchange for shares of beneficial interest of the Fund ranking junior to or on a parity with APS as to dividends and upon liquidation), unless (A) immediately after such transaction, the Fund would have [ ] Eligible Assets and [ ] Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount, and the 1940 Act APS Asset Coverage (see "Rating agency guidelines and asset coverage" and "Redemption" below) would be satisfied, (B) full cumulative dividends on the APS due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent, and
(C) the Fund has redeemed the full number of APS required to be redeemed by any provision for mandatory redemption contained in the Statement.

Redemption

         Mandatory Redemption. The Fund will be required to redeem, out of funds legally available therefor, at the Mandatory Redemption Price per share, the APS to the extent permitted under the 1940 Act and Delaware law, on a date fixed by the Board of Trustees, if the Fund fails to maintain [ ] Eligible Assets or [ ] Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount or to satisfy the 1940 Act APS Asset Coverage and such failure is not cured on or before the APS Basic Maintenance Cure Date or the 1940 Act Cure Date (herein collectively referred to as a "Cure Date"), as the case may be. "Mandatory Redemption Price" of APS means $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption. Any such redemption will be limited to the lesser number of APS necessary to restore the Discounted Value or the 1940 Act APS Asset Coverage, as the case may be, or the maximum number that can be redeemed with funds legally available under the Declaration of Trust and applicable law.

         Optional Redemption. To the extent permitted under the 1940 Act and under Delaware law, upon giving a Notice of Redemption, as provided below, the Fund, at its option, may redeem the APS, in whole or in part, out of funds legally available therefor, at the Optional Redemption Price per share on any Dividend Payment Date; provided that no APS may be redeemed at the option of the Fund during (a) the Initial Dividend Period with respect to the APS or (b) a Non-Call Period to which such share is subject. "Optional Redemption Price" means $25,000 per share of APS plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption plus any applicable redemption premium, if any, attributable to the designation of a Premium Call Period. The Fund has the authority to redeem the APS for any reason and may redeem all or part of the outstanding APS if it anticipates that the Fund's leveraged capital structure will result in a lower rate of return to holders of Common Shares for any significant period of time than that obtainable if the Common Shares were unleveraged.

         Notwithstanding the provisions for redemption described above, no APS shall be subject to optional redemption (i) unless all dividends in arrears on all remaining outstanding APS, and all capital shares of the Fund ranking on a parity with the APS with respect to the payment of dividends or upon liquidation, have been or are being contemporaneously paid or declared and set aside for payment and (ii) if redemption thereof would result in the Fund's failure to maintain [ ] Eligible Assets and [ ] Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding APS of such series pursuant to a successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, holders of all outstanding APS of such series.

Liquidation Rights

         Upon any liquidation, dissolution or winding up of the Fund, whether voluntary or involuntary, the holders of APS will be entitled to receive, out of the assets of the Fund available for distribution to shareholders, before any distribution or payment is made upon any Common Shares or any other shares of beneficial interest of the Fund ranking junior in right of payment upon liquidation of APS, $25,000 per share together with the amount of any dividends accumulated but unpaid (whether or not earned or declared) thereon to the date of distribution, and after such payment the holders of APS will be entitled to no other payment. If such assets of the Fund shall be insufficient to make the full liquidation payment on outstanding APS and liquidation payments on any other outstanding class or series of Preferred Shares of the Fund ranking on a parity with the APS as to payment upon liquidation, then such assets will be distributed among the holders of APS and the holders of shares of such other class or series ratably in proportion to the respective preferential amounts to which they are entitled. After payment of the full amount of liquidation distribution to which they are entitled, the holders of APS will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation, merger or share exchange of the Fund with or into any other entity or entities or a sale, whether for cash, shares of stock, securities or properties, of all or substantially all or any part of the assets of the Fund shall not be deemed or construed to be a liquidation, dissolution or winding up of the Fund.

Rating Agency Guidelines and Asset Coverage

         The Fund will be required to satisfy two separate asset maintenance requirements under the terms of the Statement. These requirements are summarized below.

         1940 Act APS Asset Coverage. The Fund will be required under the Statement to maintain, with respect to the APS, as of the last Business Day of each month in which any APS are outstanding, asset coverage of at least 200% with respect to senior securities which are beneficial interests in the Fund, including the APS (or such other asset coverage as in the future may be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are beneficial interests of a closed-end investment company as a condition of paying dividends on its common shares) ("1940 Act APS Asset Coverage"). If the Fund fails to maintain 1940 Act APS Asset Coverage and such failure is not cured as of the last Business Day of the following month (the "1940 Act Cure Date"), the Fund will be required under certain circumstances to redeem certain of the APS. See "Redemption" below.

         The 1940 Act APS Asset Coverage immediately following the issuance of APS offered hereby (after giving effect to the deduction of the sales load and offering expenses for the APS) computed using the Fund's net assets as of [ ], 2004 and the APS had been issued as of such date will be as follows:


            Value of Fund assets less liabilities not constituting
                              senior securities
          -----------------------------------------------------------
                                                                         $             [ ]
          -----------------------------------------------------------  - ------------------ =    [ ]%
                 Senior securities representing indebtedness plus        $             [ ]
                           liquidation value of APS


APS Basic Maintenance Amount

         The Fund intends that, so long as APS are outstanding, the composition of its portfolio will reflect guidelines established by [ ] and [ ] in connection with the Fund's receipt of a rating for such shares on or prior to their Date of Original Issue of at least AAA/Aaa from [ ] and [ ]. [ ] and [ ], which are rating agencies, issue ratings for various securities reflecting the perceived creditworthiness of such securities. The guidelines described below have been developed by [ ] and [ ] in connection with issuances of asset-backed and similar securities, including debt obligations and variable rate preferred shares, generally on a case-by-case basis through discussions with the issuers of these securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred shares will be varied sufficiently and will be of sufficient quality and amount to justify investment grade ratings. The guidelines do not have the force of law but have been adopted by the Fund in order to satisfy current requirements necessary for [ ] and [ ] to issue the above-described ratings for APS, which ratings generally are relied upon by institutional investors in purchasing such securities. The guidelines provide a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act.

         The Fund intends to maintain a Discounted Value for its portfolio at least equal to the APS Basic Maintenance Amount. Both [ ] and [ ] have established guidelines for determining Discounted Value. These guidelines define eligible portfolio assets ("[ ] Eligible Assets" and "[ ] Eligible Assets"). To the extent any particular portfolio holding does not satisfy these guidelines, all or a portion of such holding's value will not be included in the calculation of Discounted Value of the Fund's portfolio assets. The [ ] and [ ] guidelines do not impose any limitations on the percentage of Fund assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio. The amount of such assets included in the portfolio of the Fund at any time may vary depending upon the rating, diversification and other characteristics of eligible assets included in the portfolio, although it is not anticipated in the normal course of business the value of such assets will exceed 20% of the Fund's total assets. The APS basic maintenance amount includes the sum of (a) the aggregate liquidation preference of APS then outstanding and (b) certain accrued and projected payment obligations of the Fund.

         Upon any failure to maintain the required aggregate Discounted Value, the Fund will seek to alter the composition of its portfolio to retain a Discounted Value at least equal to the APS Basic Maintenance Amount on or prior to the APS Basic Maintenance Cure Date, thereby incurring additional transaction costs and possible losses and/or gains on dispositions of portfolio securities. To the extent any such failure is not cured in a timely manner, the APS will be subject to mandatory redemption. See "--Redemption." The APS Basic Maintenance Amount includes the sum of (i) the aggregate liquidation value of APS then outstanding and (ii) certain accrued and projected payment obligations of the Fund.

         The Fund may, but is not required to, adopt any modifications to these guidelines that hereafter may be established by [ ] and [ ]. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for the APS, at any time, may change or withdraw any such rating. As set forth in the Statement, the Fund's Board of Trustees, without shareholder approval, may modify certain definitions or restrictions that have been adopted by the Fund pursuant to the rating agency guidelines, provided the Board of Trustees has obtained written confirmation from [ ] or [ ] that any such change would not impair the ratings then assigned by [ ] or [ ] to the APS as applicable.

         As recently described by [ ] and [ ], a preferred shares rating is an assessment of the capacity and willingness of an issuer to pay preferred shares obligations. The ratings on the APS are not recommendations to purchase, hold or sell APS, inasmuch as the ratings do not comment as to market price or suitability for a particular investor, nor do the rating agency guidelines described above address the likelihood that a holder of APS will be able to sell such shares in an Auction. The ratings are based on current information furnished to [ ] and [ ] by the Fund, the Investment Manager and the Investment Adviser and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The Common Shares have not been rated by a rating agency.

         A rating agency's guidelines will apply to the Fund's APS only so long as such agency is rating such shares. The Fund will pay certain fees to each rating agency that rates the Fund's APS.

Voting Rights

         Except as otherwise indicated in this prospectus and except as otherwise required by applicable law, holders of APS of the Fund will be entitled to one vote per share on each matter submitted to a vote of Shareholders and will vote together with holders of Common Shares and other Preferred Shares of the Fund as a single class.

         In connection with the election of the Fund's trustees, holders of the APS and any other Preferred Shares, voting as a separate class, shall be entitled at all times to elect two of the Fund's trustees, and the remaining trustees will be elected by holders of Common Shares and APS and any other Preferred Shares, voting together as a single class. In addition, if at any time dividends on outstanding APS shall be unpaid in an amount equal to at least two full years' dividends thereon or if at any time holders of any Preferred Shares are entitled, together with the holders of APS, to elect a majority of the trustees of the Fund under the 1940 Act, then the number of trustees constituting the Board of Trustees automatically shall be increased by the smallest number that, when added to the two trustees elected exclusively by the holders of APS and any other Preferred Shares as described above, would constitute a majority of the Board of Trustees as so increased by such smallest number, and at a special meeting of shareholders which will be called and held as soon as practicable, and at all subsequent meetings at which trustees are to be elected, the holders of the APS and any other Preferred Shares, voting as a separate class, will be entitled to elect the smallest number of additional trustees that, together with the two trustees which such holders in any event will be entitled to elect, constitutes a majority of the total number of trustees of the Fund as so increased. The terms of office of the persons who are trustees at the time of that election will continue. If the Fund thereafter shall pay, or declare and set apart for payment in full, all dividends payable on all outstanding APS and any other Preferred Shares for all past Dividend Periods, the additional voting rights of the holders of APS and any other Preferred Shares as described above shall cease, and the terms of office of all of the additional trustees elected by the holders of APS and any other Preferred Shares (but not of the trustees with respect to whose election the holders of Common Shares were entitled to vote or the two trustees the holders of APS and any other Preferred Shares have the right to elect in any event) will terminate automatically.

         The affirmative vote of a majority of the votes entitled to be cast by holders of outstanding APS and any other Preferred Shares, voting as a separate class, will be required to (i) authorize, create or issue any class or series of shares ranking prior to the APS or any other series of Preferred Shares with respect to the payment of dividends or the distribution of assets on liquidation; provided, however, that no vote is required to authorize the issuance of another class of Preferred Shares which are substantially identical in all respects to the APS or (ii) amend, alter or repeal the provisions of the Declaration of Trust or the Statement, whether by merger, consolidation or otherwise, so as adversely to affect any of the contract rights expressly set forth in the Declaration of Trust or the Statement of holders of APS or any other Preferred Shares. To the extent permitted under the 1940 Act, in the event shares of more than one series of APS are outstanding, the Fund shall not approve any of the actions set forth in clause (i) or (ii) which adversely affects the contract rights expressly set forth in the Declaration of Trust of a holder of shares of a series of APS differently than those of a holder of shares of any other series of APS without the affirmative vote of at least a majority of votes entitled to be cast by holders of APS of each series adversely affected and outstanding at such time (each such adversely affected series voting separately as a class). The Board of Trustees, however, without shareholder approval, may amend, alter or repeal any or all of the various rating agency guidelines described herein in the event the Fund receives confirmation from the rating agencies that any such amendment, alteration or repeal would not impair the ratings then assigned to the APS. Unless a higher percentage is provided for under "Description of Shares-Fund Preferred Shares," the affirmative vote of a majority of the votes entitled to be cast by holders of outstanding APS and any other Preferred Shares, voting as a separate class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under
Section 13(a) of the 1940 Act including, among other things, changes in the Fund's investment objective or changes in any fundamental investment restrictions. See "Investment Restrictions" in the Statement of Additional Information. The class vote of holders of APS and any other Preferred Shares described above in each case will be in addition to a separate vote of the requisite percentage of Common Shares and APS and any other Preferred Shares, voting together as a single class, necessary to authorize the action in question.

         The foregoing voting provisions will not apply to the APS if, at or prior to the time when the act with respect to which such vote otherwise would be required shall be effected, such shares shall have been (i) redeemed or (ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

                                  THE AUCTIONS

General

         Holders of the APS will be entitled to receive cumulative cash dividends on their shares when, as and if declared by the Board of Trustees of the Fund, out of the funds legally available therefor, on the Initial Dividend Payment Date with respect to the Initial Dividend Period and, thereafter, on each Dividend Payment Date with respect to a Subsequent Dividend Period at the rate per annum equal to the Applicable Rate for each such Dividend Period.


         The provisions of the Statement establishing the terms of the APS offered hereby will provide that the Applicable Rate for each Dividend Period after the Initial Dividend Period therefor will be equal to the rate per annum that the Auction Agent advises has resulted on the Business Day preceding the first day of such Dividend Period due to implementation of the auction procedures set forth in the Statement (the "Auction Procedures") in which persons determine to hold or offer to purchase or sell the APS. The Statement, which contains the Auction Procedures, is attached as Appendix B to the Fund's Statement of Additional Information. Each periodic operation of such procedures with respect to the APS is referred to hereinafter as an "Auction." If, however, the Fund should fail to pay or duly provide for the full amount of any dividend on or the redemption price of the APS called for redemption, the Applicable Rate for the APS will be determined as set forth under "Description of APS--Dividends and Dividend Periods--Determination of Dividend Rate."

         Auction Agent Agreement. The Fund will enter into an agreement (the "Auction Agent Agreement") with [ ] ("Auction Agent" and together with any successor bank or trust company or other entity entering into a similar agreement with the Fund, the "Auction Agent"), which provides, among other things, that the Auction Agent will follow the Auction Procedures for the purpose of determining the Applicable Rate for the APS. The Fund will pay the Auction Agent compensation for its services under the Auction Agent Agreement.

         The Auction Agent may terminate the Auction Agent Agreement upon notice to the Fund, which termination may be no earlier than 60 days following delivery of such notice. If the Auction Agent resigns, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agent Agreement. The Fund may terminate the Auction Agent Agreement, provided that prior to such termination the Fund shall have entered into such an agreement with respect thereto with a successor Auction Agent.

         In addition to serving as the Auction Agent, the Auction Agent will be the transfer agent, registrar, dividend disbursing agent and redemption agent for the APS. The Auction Agent, however, will serve merely as the agent of the Fund, acting in accordance with the Fund's instructions and will not be responsible for any evaluation or verification of any matters certified to it.

         Broker-Dealer Agreements. The Auctions require the participation of one or more broker-dealers. The Auction Agent will enter into agreements with [ ] with respect to the Fund and may enter into similar agreements (collectively, the "Broker-Dealer Agreements") with one or more other broker-dealers (collectively, the "Broker-Dealers") selected by the Fund, which provide for the participation of such Broker-Dealers in Auctions. A Broker-Dealer Agreement may be terminated by the Auction Agent or a Broker-Dealer on five days' notice to the other party, provided that the Broker-Dealer Agreement with [ ] may not be terminated without the prior written consent of the Fund, which consent may not be unreasonably withheld.

         The Auction Agent after each Auction will pay a service charge from funds provided by the Fund to each Broker-Dealer on the basis of the purchase price of APS placed by such Broker-Dealer at such Auction. The service charge
(i) for any 7-Day Dividend Period shall be payable at the annual rate of 0.25% of the purchase price of the APS placed by such Broker-Dealer in any such Auction and (ii) for any Special Dividend Period shall be determined by mutual consent of the Fund and any such Broker-Dealer or Broker-Dealers and shall be based upon a selling concession that would be applicable to an underwriting of fixed or variable rate preferred shares with a similar final maturity or variable rate dividend period, respectively, at the commencement of the Dividend Period with respect to such Auction. For the purposes of the preceding sentence, the APS will be placed by a Broker-Dealer if such shares were (i) the subject of Hold Orders deemed to have been made by Beneficial Owners that were acquired by such Beneficial Owners through such Broker-Dealer or (ii) the subject of the following Orders submitted by such Broker-Dealer: (A) a Submitted Bid of a Beneficial Owner that resulted in such Beneficial Owner continuing to hold such shares as a result of the Auction, (B) a Submitted Bid of a Potential Beneficial Owner that resulted in such Potential Beneficial Owner purchasing such shares as a result of the Auction or (C) a Submitted Hold Order.

         The Broker-Dealer Agreements provide that a Broker-Dealer may submit Orders in Auctions for its own account, unless the Fund notifies all Broker-Dealers that they no longer may do so; provided that Broker-Dealers may continue to submit Hold Orders and Sell Orders. If a Broker-Dealer submits an Order for its own account in any Auction of APS, it may have knowledge of Orders placed through it in that Auction and therefore have an advantage over other Bidders, but such Broker-Dealer would not have knowledge of Orders submitted by other Broker-Dealers in that Auction.

         Securities Depository. The Depository Trust Company initially will act as the Securities Depository for the Agent Members with respect to the APS. One or more registered certificates for all of the shares of each series of APS initially will be registered in the name of Cede & Co., as nominee of the Securities Depository. The certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of the APS contained in the Statement. Cede & Co. initially will be the holder of record of all APS, and Beneficial Owners will not be entitled to receive certificates representing their ownership interest in such shares. The Securities Depository will maintain lists of its participants and will maintain the positions (ownership interests) of the APS held by each Agent Member, whether as the Beneficial Owner thereof for its own account or as nominee for the Beneficial Owner thereof. Payments made by the Fund to holders of APS will be duly made by making payments to the nominee of the Securities Depository.

Auction Procedures

         The following is a brief summary of the procedures to be used in conducting Auctions. This summary is qualified by reference to the Statement set forth in Appendix B to the Fund's Statement of Additional Information.

         Auction Date. An Auction to determine the Applicable Rate for the APS offered hereby for each Dividend Period for such shares (other than the Initial Dividend Period therefor) will be held on the last Business Day preceding the first day of such Dividend Period, which first day is also the Dividend Payment Date for the preceding Dividend Period (the date of each Auction being referred to herein as an "Auction Date").

         The Auction Date and the first day of the related Dividend Period (both of which must be Business Days) need not be consecutive calendar days. See "Description of APS -- Dividends and Dividend Periods" for information concerning the circumstances under which a Dividend Payment Date may fall on a date other than the days specified above, which may affect the Auction Date.

         Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders. On or prior to each Auction Date for a series of
APS:

     (a) each Beneficial Owner may submit to its Broker-Dealer by telephone orders ("Orders") with respect to a series of APS as follows:

     (i) Hold Order--indicating the number of outstanding APS, if any, that such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for the next Dividend Period for such shares;

     (ii) Bid--indicating the number of outstanding APS, if any, that such Beneficial Owner desires to continue to hold, provided that the Applicable Rate for the next Dividend Period for such shares is not less than the rate per annum then specified by such Beneficial Owner; and/or

     (iii)Sell Order--indicating the number of outstanding APS, if any, that such Beneficial Owner offers to sell without regard to the Applicable Rate for the next Dividend Period for such shares; and

     (b) Broker-Dealers will contact customers who are Potential Beneficial Owners of APS to determine whether such Potential Beneficial Owners desire to submit Bids indicating the number of APS which they offer to purchase provided that the Applicable Rate for the next Dividend Period for such shares is not less than the rates per annum specified in such Bids.

         A Beneficial Owner or a Potential Beneficial Owner placing an Order, including a Broker-Dealer acting in such capacity for its own account, is hereinafter referred to as a "Bidder" and collectively as "Bidders." Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date shall be irrevocable.

         In an Auction, a Beneficial Owner may submit different types of Orders with respect to APS then held by such Beneficial Owner, as well as Bids for additional APS. For information concerning the priority given to different types of Orders placed by Beneficial Owners, see "Submission of Orders by Broker-Dealers to Auction Agent" below.

         The Maximum Applicable Rate for the APS will be the Applicable Percentage of the Reference Rate. The Auction Agent will round each applicable Maximum Applicable Rate to the nearest one-thousandth (0.001) of one percent per annum, with any such number ending in five ten-thousandths of one percent being rounded upwards to the nearest one-thousandth (0.001) of one percent. The Auction Agent will not round the applicable Reference Rate as part of its calculation of the Maximum Applicable Rate.

         The Maximum Applicable Rate for the APS will depend on the credit rating or ratings assigned to such shares. The Maximum Applicable Rate for any Dividend Period will be the higher of the Applicable Percentage of the Reference Rate or the Applicable Spread Over the Reference Rate. The Applicable Percentage of the Reference Rate or Applicable Spread Over the Reference Rate will be determined based on the credit rating assigned on such date to such shares by [ ] and [ ] (or if [ ] or [ ] shall not make such rating available, the equivalent of such rating by a Substitute Rating Agency) as follows:

                            Credit Ratings
                 --------------------------------------
                                                              Applicable
                                                               Percentage           Applicable Spread
                      Moody's             S&P/Fitch         of Reference Rate      Over Reference Rate
                 ------------------    ----------------    --------------------    --------------------
                 Aaa                   AAA                        125%                   125 bps
                 Aa3 to Aa1            AA--to AA+                 150%                   150 bps
                 A3 to A1              A--to A+                   200%                   200 bps
                 Baa3 to Baa1          BBB--to                    250%                   250 bps
                                       BBB+
                 Ba1 and lower         BB+ and lower              300%                   300 bps

         There is no minimum Applicable Rate in respect of any Dividend Period.

         The Fund will take all reasonable action necessary to enable [ ] and [ ] to provide a rating for the APS. If [ ] or [ ] shall not make such a rating available, the Investment Adviser and the Investment Manager or their affiliates and successors, after consultation with the Fund and the Broker-Dealers, will select another rating agency (a "Substitute Rating Agency") to act as a Substitute Rating Agency.

         Any Bid by a Beneficial Owner specifying a rate per annum higher than the Maximum Applicable Rate will be treated as a Sell Order, and any Bid by a Potential Beneficial Owner specifying a rate per annum higher than the Maximum Applicable Rate will not be considered. See "Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" and "Acceptance and rejection of Submitted Bids and Submitted Sell Orders and allocation of Shares."

         Neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with the foregoing. A Broker-Dealer also may hold APS in its own account as a Beneficial Owner. A Broker-Dealer thus may submit Orders to the Auction Agent as a Beneficial Owner or a Potential Beneficial Owner and therefore participate in an Auction as an Existing Holder or Potential Holder on behalf of both itself and its customers. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of a Beneficial Owner or a Potential Beneficial Owner will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or a Potential Beneficial Owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of any APS held by it or its customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect to APS held by it, as described in the next paragraph. Inasmuch as a Broker-Dealer participates in an Auction as an Existing Holder or a Potential Holder only to represent the interests of a Beneficial Owner or Potential Beneficial Owner, whether it be its customers or itself, all discussion herein relating to the consequences of an Auction for Existing Holders and Potential Holders also applies to the underlying beneficial ownership interests represented thereby. For information concerning the priority given to different types of Orders placed by Existing Holders, see "Submission of Orders by Broker-Dealers to Auction Agent." Each purchase or sale in an Auction will be settled on the Business Day next succeeding the Auction Date at a price per share equal to $25,000. See "-Notification of Results; Settlement."

         If one or more Orders covering in the aggregate all of the outstanding APS held by an Existing Holder are not submitted to the Auction Agent prior to the Submission Deadline, either because a Broker-Dealer failed to contact such Existing Holder or otherwise, the Auction Agent shall deem a Hold Order (in the case of an Auction relating to a Dividend Period of 91 days or less) and a Sell Order (in the case of an Auction relating to a Special Dividend Period of longer than 91 days) to have been submitted by or on behalf of such Existing Holder covering the number of outstanding APS held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

         If all of the outstanding APS are subject to Submitted Hold Orders, the Dividend Period next succeeding the Auction automatically shall be the same length as the immediately preceding Dividend Period, and the Applicable Rate for the next Dividend Period for all the APS will be 80% of the Reference Rate on the date of the applicable Auction.

         For the purposes of an Auction, the APS for which the Fund shall have given notice of redemption and deposited moneys therefor with the Auction Agent in trust or segregated in an account at the Fund's custodian bank for the benefit of the Auction Agent, as set forth under "Description of APS--Redemption," will not be considered as outstanding and will not be included in such Auction. Pursuant to the Statement of the Fund, the Fund will be prohibited from reissuing and its affiliates (other than the underwriters) will be prohibited from transferring (other than to the Fund) any APS they may acquire. Neither the Fund nor any affiliate of the Fund (other than the underwriters) may submit an Order in any Auction, except that an affiliate of the Fund that is a Broker-Dealer may submit an Order.

         Submission of Orders by Broker-Dealers to Auction Agent. Prior to 1:30 p.m., New York City time, on each Auction Date, or such other time on the Auction Date as may be specified by the Auction Agent (the "Submission Deadline"), each Broker-Dealer will submit to the Auction Agent in writing all Orders obtained by it for the Auction to be conducted on such Auction Date, designating itself (unless otherwise permitted by the Fund) as the Existing Holder or Potential Holder in respect of the APS subject to such Orders. Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

         If the rate per annum specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent will round such rate per annum up to the next highest one-thousandth (0.001) of 1%. If one or more Orders of an Existing Holder are submitted to the Auction Agent and such Orders cover in the aggregate more than the number of outstanding APS held by such Existing Holder, such Orders will be considered valid in the following order of priority:

   (i) any Hold Order will be considered valid up to and including the number of outstanding APS held by such Existing Holder, provided that if more than one Hold Order is submitted by such Existing Holder and the number of APS subject to such Hold Orders exceeds the number of outstanding APS held by such Existing Holder, the number of APS subject to each of such Hold Orders will be reduced pro rata so that such Hold Orders, in the aggregate, will cover exactly the number of outstanding APS held by such Existing Holder;

   (ii) any Bids will be considered valid, in the ascending order of their respective rates per annum if more than one Bid is submitted by such Existing Holder, up to and including the excess of the number of outstanding APS held by such Existing Holder over the number of outstanding APS subject to any Hold Order referred to in clause (i) above (and if more than one Bid submitted by such Existing Holder specifies the same rate per annum and together they cover more than the remaining number of shares that can be the subject of valid Bids after application of clause (i) above and of the foregoing portion of this clause (ii) to any Bid or Bids specifying a lower rate or rates per annum, the number of shares subject to each of such Bids will be reduced pro rata so that such Bids, in the aggregate, cover exactly such remaining number of outstanding shares); and the number of outstanding shares, if any, subject to Bids not valid under this clause
         (ii) shall be treated as the subject of a Bid by a Potential Holder;
         and

   (iii) any Sell Order will be considered valid up to and including the excess of the number of outstanding APS held by such Existing Holder over the sum of the number of APS subject to Hold Orders referred to in clause
         (i) above and the number of APS subject to valid Bids by such Existing Holder referred to in clause (ii) above; provided that, if more than one Sell Order is submitted by any Existing Holder and the number of APS subject to such Sell Orders is greater than such excess, the number of APS subject to each of such Sell Orders will be reduced pro rata so that such Sell Orders, in the aggregate, will cover exactly the number of APS equal to such excess.

         If more than one Bid of any Potential Holder is submitted in any Auction, each Bid submitted in such Auction will be considered a separate Bid with the rate per annum and number of APS therein specified.

         Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate. Not earlier than the Submission Deadline for each Auction, the Auction Agent will assemble all Orders submitted or deemed submitted to it by the Broker-Dealers (each such "Hold Order," "Bid" or "Sell Order" as submitted or deemed submitted by a Broker-Dealer hereinafter being referred to as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order") and will determine the excess of the number of outstanding APS over the number of outstanding APS subject to Submitted Hold Orders (such excess being referred to as the "Available APS") and whether Sufficient Clearing Bids have been made in such Auction. Sufficient Clearing Bids will have been made if the number of outstanding APS that are the subject of Submitted Bids of Potential Holders with rates per annum not higher than the Maximum Applicable Rate equals or exceeds the number of outstanding shares that are the subject of Submitted Sell Orders (including the number of shares subject to Bids of Existing Holders specifying rates per annum higher than the Maximum Applicable Rate). If Sufficient Clearing Bids have been made, the Auction Agent will determine the lowest rate per annum specified in the Submitted Bids (the "Winning Bid Rate") which would result in the number of shares subject to Submitted Bids specifying such rate per annum or a lower rate per annum being at least equal to the available APS. If Sufficient Clearing Bids have been made, the Winning Bid Rate will be the Applicable Rate for the next Dividend Period for the APS then outstanding. If Sufficient Clearing Bids have not been made (other than because all outstanding APS are the subject of Submitted Hold Orders), the Dividend Period next following the Auction automatically will be a 7-Day Dividend Period and the Applicable Rate for such Dividend Period will be equal to the Maximum Applicable Rate.

         If Sufficient Clearing Bids have not been made, Beneficial Owners that have Submitted Sell Orders will not be able to sell in the Auction all, and may not be able to sell any, of the APS subject to such Submitted Sell Orders. See "-Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares." Thus, under some circumstances, Beneficial Owners may not have liquidity of investment.

         Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares. Based on the determinations described under "-Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" and subject to the discretion of the Auction Agent to round, the Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder continuing to hold or selling or a Potential Holder purchasing, a number of shares of a series of APS that is fewer than the number of shares of such series specified in its Order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as Existing Holders or Potential Holders in respect of customer Orders will be required to make appropriate pro rata allocations among their respective customers. See the Fund's Statement set forth in Appendix B to the Fund's Statement of Additional Information.

         Notification of Results; Settlement. The Auction Agent will advise each Broker-Dealer who submitted a Bid or Sell Order in an Auction whether such Bid or Sell Order was accepted or rejected in whole or in part and of the Applicable Rate for the next Dividend Period for the related APS by telephone at approximately 3:30 p.m., New York City time, on the Auction Date for such Auction. Each such Broker-Dealer that submitted an Order for the account of a customer then will advise such customer whether such Bid or Sell Order was accepted or rejected, will confirm purchases and sales with each customer purchasing or selling APS as a result of the Auction and will advise each customer purchasing or selling APS to give instructions to its Agent Member of the Securities Depository to pay the purchase price against delivery of such shares or to deliver such shares against payment therefor as appropriate.

         In accordance with the Securities Depository's normal procedures, on the day after each Auction Date, the transactions described above will be executed through the Securities Depository, and the accounts of the respective Agent Members at the Securities Depository will be debited and credited as necessary to effect the purchases and sales of APS as determined in such Auction. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery through their Agent Members; the Securities Depository will make payment in accordance with its normal procedures, which now provide for payment in same-day funds. If the procedures of the Securities Depository applicable to APS shall be changed to provide for payment in next-day funds, then purchasers may be required to make payment in next-day funds. If the certificates for the APS are not held by the Securities Depository or its nominee, payment will be made in same-day funds to the Auction Agent against delivery of such certificates.

         The following is a simplified example of how a typical Auction works. Assume that the Fund has 1,000 outstanding APS and three current holders. The three current holders and three potential holders submit orders through Broker-Dealers at the Auction:


Current Holder A..................    Owns 500 shares, wants to sell all     Bid order of 2.1% rate for all 500
                                      500 shares if Applicable Rate is       shares

                                      less than 2.1%
Current Holder B..................    Owns 300 shares, wants to hold         Hold Order--will take the Applicable
                                                                             Rate

Current Holder C..................    Owns 200 shares, wants to sell         Bid order of 1.9% rate for all
                                      all 200 shares if Applicable           200 shares

                                      Rate is less than 1.9%
Potential Holder D................    Wants to buy 200 shares                Places order to buy at or above
                                                                             2.0%

Potential Holder E................    Wants to buy 300 shares                Places order to buy at or above
                                                                             1.9%

Potential Holder F................    Wants to buy 200 shares                Places order to buy at or above
                                                                             2.1%

         The lowest dividend rate that will result in all 1,000 APS continuing to be held is 2.0% (the offer by D). Therefore, the Applicable Rate will be 2.0%. Current Holders B and C will continue to own their shares. Current Holder A will sell its shares because A's dividend rate bid was higher than the Applicable Rate. Potential Holder D will buy 200 shares and Potential Holder E will buy 300 shares because their bid rates were at or below the Applicable Rate. Potential Holder F will not buy shares because its bid rate was above the Applicable Rate.

Secondary Market Trading and Transfer of APS

         The Broker-Dealers may maintain a secondary trading market in the APS outside of Auctions; however, they have no obligation to do so and there can be no assurance that a secondary market for the APS will develop or, if it does develop, that it will provide holders with a liquid trading market (i.e., trading will depend on the presence of willing buyers and sellers and the trading price is subject to variables to be determined at the time of the trade by the Broker-Dealers). The APS will not be registered on any stock exchange or on any automated quotation system. An increase in the level of interest rates, particularly during any Long-Term Dividend Period, likely will have an adverse effect on the secondary market price of the APS, and a selling shareholder may sell APS between Auctions at a price per share of less than $25,000.


                        Description of CAPITAL STRUCTURE

Description of Capital Structure

         The Fund is an unincorporated statutory trust organized under the laws of Delaware pursuant to an Agreement and Declaration of Trust dated as of October 20, 2003. The Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $.01 per share. Each Common Share has one vote and is fully paid and non-assessable, except that the Board of Trustees shall have the power to cause shareholders to pay expenses of the Fund by setting off charges due from shareholders from declared but unpaid dividends or distributions owed the shareholders and/or by reducing the number of Common Shares owned by each respective shareholder. The Declaration of Trust also authorizes the issuance of an unlimited number of shares of beneficial interest with preference rights, including Preferred Shares, having a par value of $.01 per share, in one or more series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the holders of Common Shares. For a description of the APS, see "Description of APS." The following table shows the amount of (i) shares authorized, (ii) shares held by the Fund for its own account and (iii) shares outstanding, for each class of authorized securities of the Fund as of [ ], 2004.

                                                                                              Amount Outstanding
             Title                                             Amount Held by Fund        (Exclusive of Amount Held
           of Class                   Amount Authorized        for Its Own Account       by Fund for Its Own Account)
--------------------------------    ----------------------    -----------------------    -----------------------------
Common Shares..................           Unlimited
Auction preferred shares
  Series A.....................
  Series B.....................
  Series C.....................
  Series D.....................
  Series E.....................

         Holders of Common Shares are entitled to share equally in dividends declared by a Board of Trustees payable to holders of Common Shares and in the net assets of the Fund available for distribution to holders of Common Shares after payment of the preferential amounts payable to holders of any outstanding Preferred Shares. Neither holders of Common Shares nor holders of Preferred Shares have pre-emptive or conversion rights and Common Shares are not redeemable. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding Preferred Shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the trustees may distribute the remaining assets of the Fund among the holders of the Common Shares.

         Holders of Common Shares are entitled to one vote for each share held and will vote with the holders of any outstanding APS or other Preferred Shares on each matter submitted to a vote of holders of Common Shares, except as described under "Description of APS--Voting rights."

         Shareholders are entitled to one vote for each share held. The Common Shares, APS and any other Preferred Shares do not have cumulative voting rights, which means that the holders of more than 50% of the Common Shares, APS and any other Preferred Shares voting for the election of trustees can elect all of the trustees standing for election by such holders, and, in such event, the holders of the remaining Common Shares, APS and any other Preferred Shares will not be able to elect any of such trustees.

         So long as any APS or any other Preferred Shares are outstanding, holders of Common Shares will not be entitled to receive any dividends of or other distributions from the Fund, unless at the time of such declaration, (1) all accrued dividends on Preferred Shares or accrued interest on borrowings has been paid and (2) the value of the Fund's total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding Preferred Shares (expected to equal the aggregate original purchase price of the outstanding Preferred Shares plus redemption premium, if any, together with any accrued and unpaid dividends thereon, whether or not earned or declared and on a cumulative basis). In addition to the requirements of the 1940 Act, the Fund is required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of the Preferred Shares from a rating agency. These requirements include an asset coverage test more stringent than under the 1940 Act. See "Description of APS--Dividends and Dividend Periods--Restrictions on Dividends and other payments."

         The Fund will send annual and semi-annual reports, including financial statements, to all holders of its shares.

         The Common Shares of the Fund commenced trading on the NYSE on January 28, 2004. As of [ ], 2004, the net asset value per share of Common Shares and the closing price per share of Common Shares on the NYSE were $[ ], and $[ ], respectively.

Fund Preferred Shares

         Under the 1940 Act, the Fund is permitted to have outstanding more than one series of Preferred Shares as long as no single series has priority over another series as to the distribution of assets of the Fund or the payment of dividends. Neither holders of Common Shares nor holders of Preferred Shares have pre-emptive rights to purchase any APS or any other Preferred Shares that might be issued. It is anticipated that the net asset value per share of the APS will equal its original purchase price per share plus accumulated dividends per share.

                              CERTAIN PROVISIONS IN
                         THE FUND'S GOVERNING DOCUMENTS

         The Fund presently has provisions in its Governing Documents which could have the effect of limiting, in each case, (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund's freedom to engage in certain transactions or (iii) the ability of the Fund's trustees or shareholders to amend the Governing Documents or effectuate changes in the Fund's management. These provisions of the Governing Documents of the Fund may be regarded as "anti-takeover" provisions. The Board of Trustees is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. A trustee may be removed from office by the action of a majority of the remaining trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective trustee.

         In addition, the Fund's Agreement and Declaration of Trust requires the favorable vote of a majority of the Fund's Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund shall be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class or series of shares of beneficial interest of the Fund.

         The 5% holder transactions subject to these special approval requirements are:

     o the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder;

     o the issuance of any securities of the Fund to any Principal Shareholder for cash (other than pursuant of any automatic dividend reinvestment plan);

     o the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or

     o the sale, lease or exchange to the Fund or any subsidiary of the Fund, in exchange for securities of the Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

         To convert the Fund to an open-end investment company, the Fund's Agreement and Declaration of Trust requires the favorable vote of a majority of the Board of the Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Fund, voting separately as a class or series, unless such amendment has been approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund shall be required.

         The foregoing vote would satisfy a separate requirement in the 1940 Act that any conversion of the Fund to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, conversion of the Fund to an open-end investment company could not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 30 days' prior notice to all shareholders.

         To liquidate the Fund, the Fund's Agreement and Declaration of Trust requires the favorable vote of a majority of the Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, unless such liquidation has been approved by at least 80% of trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund shall be required.

         For the purposes of calculating "a majority of the outstanding voting securities" under the Fund's Agreement and Declaration of Trust, each class and series of the Fund shall vote together as a single class, except to the extent required by the 1940 Act or the Fund's Agreement and Declaration of Trust with respect to any class or series of shares. If a separate vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

         The Board of Trustees has determined that provisions with respect to the Board of Trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of shareholders generally. Reference should be made to the Agreement and Declaration of Trust on file with the Securities and Exchange Commission for the full text of these provisions. See "Additional Information."

                                    TAXATION

General

         The Fund intends to elect and to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Code. As long as the Fund so qualifies, in any taxable year in which it distributes at least 90% of the sum of its investment company taxable income (consisting generally of taxable net investment income, net short-term capital gain and net realized gains from certain hedging transactions) and certain other income the Fund (but not its shareholders) will not be subject to federal income tax to the extent that it distributes its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss). The Fund intends to distribute substantially all of such income and gain each year.

         The APS will constitute stock of the Fund, and distributions by the Fund with respect to its APS (other than distributions in redemption of APS that are treated as exchanges of stock under Section 302(b) of the Code) thus will constitute dividends to the extent of the Fund's current and accumulated earnings and profits as calculated for federal income tax purposes. It is possible, however, that the Internal Revenue Service (the "IRS") might take a contrary position, asserting, for example, that the APS constitute debt of the Fund. If this position were upheld, the discussion of the treatment of distributions below would not apply. Instead, distributions by the Fund to holders of APS would constitute interest, whether or not they exceeded the earnings and profits of the Fund, would be included in full in the income of the recipient and would be taxed as ordinary income. Skadden, Arps, Slate, Meagher & Flom LLP ("Skadden"), counsel to the Fund, believes that such a position, if asserted by the IRS, would be unlikely to prevail if the issue were properly litigated.

         Distributions of any taxable net investment income and net short-term capital gain will be taxable as ordinary income (except to the extent that a reduced capital gains tax rate applies to qualified dividend income). Distributions of the Fund's net capital gain, if any, will be taxable to shareholders as long-term capital gains, regardless of the length of time they held their shares. Distributions, if any, in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after that basis has been reduced to zero, will constitute capital gains to the shareholder (assuming the shares are held as a capital asset).

         Subject to certain conditions and limitations, under applicable federal income tax provisions, a corporation receiving dividends with respect to stock it owns in another corporation is allowed a deduction against a portion of such dividend income received (the "Dividends Received Deduction"). The Fund expects to receive dividends with respect to some or all of the stocks in other corporations held by the Fund, and the Fund may designate such dividends as eligible for the Dividends Received Deduction only to the extent that the Fund receives dividends for which the Fund would be entitled to the Dividends Received Deduction if the Fund were a regular corporation and not a RIC. A corporation that owns Common Shares or APS generally will be entitled to a Dividends Received Deduction with respect to a designated portion of the dividends it receives from the Fund.

         For dividends received by the Fund to be eligible for designation for the Dividends Received Deduction, the dividends must be paid by a domestic corporation that is subject to U.S. income tax and the Fund must hold the stock of such corporation for at least 46 days during the 90-day period beginning 45 days before the ex-dividend date for the stock (91 days during the 180-day period for certain preferred stock). The Fund's holding period for stock will in general not include any period for which the Fund holds an option to sell or is the writer of an option to buy substantially identical stock, although there exists an exception for certain options written by the Fund, the exercise prices of which are not substantially below the market prices of the underlying securities at the times the options are written. The Dividends Received Deduction is reduced for dividends received from debt-financed portfolio stock by a percentage related to the amount of debt incurred to purchase such stock.

         To the extent that the source of dividends or distributions with respect to the APS is dividends received by the Fund that would be eligible for the Dividends Received Deduction, a corporate holder of Common Shares or APS (collectively, the "Shares") in the Fund will be allowed a deduction equal to 70% of the dividends paid to it by the Fund and designated by the Fund as eligible for the Dividends Received Deduction. The aggregate amount of Dividends Received Deductions that may be taken by a corporation is limited to 70% of its taxable income, computed without regard to any net operating loss deduction.

         In order for dividends effectively designated by the Fund as eligible for the Dividends Received Deduction to qualify for the Dividends Received Deduction when received by a particular shareholder, the shareholder must, among other things, be a corporation meeting the 46-day (or 91-day) holding period requirement described above with respect to its Fund Shares. The Dividends Received Deduction will be reduced in the case of a shareholder who has incurred indebtedness, or is treated as having incurred indebtedness, that is "directly attributable" to the acquisition or carrying of the Shares. The basis of a shareholder's Shares may be reduced in the case of certain "extraordinary dividends" eligible for the Dividends Received Deduction by an amount equal to the non-taxed portion of such dividends, although it is expected that such extraordinary dividends will be paid only in unusual circumstances.

         Dividends and other distributions declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

         The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The IRS has taken the position that if a RIC has more than one class of shares, it may designate distributions made to each class in any year as consisting of no more than that class's proportionate share of particular types of income for that year, including ordinary income and net capital gain. A class's proportionate share of a particular type of income for a year is determined according to the percentage of total dividends paid by the RIC during that year to the class. Accordingly, the Fund intends to designate a portion of its distributions as capital gain dividends in compliance with the IRS position.

         Although the matter is not free from doubt, due to the absence of direct regulatory or judicial authority, in the opinion of Skadden, counsel to the Fund, under current law the manner in which the Fund intends to allocate items of ordinary income and net capital gain among the Fund's Common Shares and APS will be respected for federal income tax purposes. It is possible that the IRS could disagree with counsel's opinion and attempt to reallocate the Fund's net capital gain or other taxable income.

         If at any time when APS are outstanding the Fund does not meet the asset coverage requirements of the 1940 Act, the Fund will be required to suspend distributions to holders of Common Shares until the asset coverage is restored. See "Description of APS--Dividends and Dividend Periods--Restrictions on Dividends and Other Payments." Such a suspension may prevent the Fund from distributing at least 90% of the sum of its investment company taxable income and certain other income and may, therefore, jeopardize the Fund's qualification for taxation as a RIC. Upon any failure to meet the asset coverage requirements of the 1940 Act, the Fund, in its sole discretion, may redeem APS in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify for treatment as a RIC. See "Description of APS-- Redemption." There can be no assurance, however, that any such action would achieve that objective.

         Certain of the Fund's investment practices are subject to special Code provisions that, among other things, may defer the use of certain losses of the Fund and affect the holding period of securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining RIC status and for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

         Under the recently enacted "Jobs and Growth Tax Relief Reconciliation Act of 2003" (the "Tax Act"), the U.S. federal income tax rate on long-term capital gains recognized by individuals has been reduced to 15% (or 5% for individuals in the 10% or 15% tax brackets), and "qualified dividend income" received by individuals from certain domestic and foreign corporations will also be taxed at this reduced capital gains tax rate. The reduced long-term capital gains tax rate will apply to capital gains realized by shareholders who sell Common Shares of the Fund that they have held for more than one year. The reduced rates, which do not apply to short-term capital gains, generally apply to long-term capital gains from sales or exchanges recognized on or after May 6, 2003 (and to Fund distributions of such gain), and will cease to apply for taxable years beginning after December 31, 2008. Distributions from the Fund designated as capital gain dividends should be eligible for the reduced rate applicable to long-term capital gains. Ordinary income dividends paid by the Fund would be eligible to be treated by individual Fund shareholders as qualified dividend income taxed at the reduced capital gains rate to the extent that some portion of the Fund's dividends were attributable to such qualified dividend income received by the Fund and to the extent that the Fund were to designate such portion as qualified dividend income. The tax treatment applies only if certain holding period and other requirements are satisfied by the shareholder. For this purpose, "qualified dividends" means dividends received by the Fund from United States corporations and "qualified foreign corporations," provided that the Fund satisfies certain holding period and other requirements in respect of the Stock of such corporations.

         In the case of securities lending transactions, payments in lieu of dividends are not qualified dividends. Dividends received by the Fund from REITs are qualified dividend eligible for this lower tax rate only in limited circumstances. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning after December 31, 2002 and beginning before January 1, 2009. Thereafter, the Fund's dividends, other than capital gain dividends, will be fully taxable at ordinary income tax rates unless further Congressional legislative action is taken.

         A dividend paid by the Fund to a shareholder will not be treated as qualified dividend income of the shareholder if (1) the dividend is received with respect to any share held for fewer than 61 days during the 120-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or more than 90 days during the associated 180-day period, in the case of dividends attributable to periods in excess of 366 days paid with respect to preferred stock) (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

         Subject to certain exceptions, a "qualified foreign corporation" is any foreign corporation that is either (i) incorporated in a possession of the United States (the "possessions test"), or (ii) eligible for benefits of a comprehensive income tax treaty with the United States, which the Secretary of the Treasury determines is satisfactory for these purposes and which includes an exchange of information program (the "treaty test"). The Secretary of the Treasury has identified tax treaties between the United States and 52 other countries that satisfy the treaty test.

         Subject to the same exceptions, a foreign corporation that does not satisfy either the possessions test or the treaty test will still be considered a "qualified foreign corporation" with respect to any dividend paid by such corporation if the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States. The Treasury Department has issued a notice stating that common or ordinary stock, or an ADR in respect of such stock, is considered readily tradable on an established securities market in the United States if it is listed on a national securities exchange that is registered under section 6 of the Securities Exchange Act of 1934, as amended, or on the NASDAQ Stock Market.

         A qualified foreign corporation does not include any foreign corporation which for the taxable year of the corporation in which the dividend is paid, or the preceding taxable year, is a foreign personal holding company, a foreign investment company or a passive foreign investment company.

         Dividends and interest received, and gains realized, by the Fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively "foreign taxes") that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by it. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by such shareholder, a proportionate share of those taxes, (2) would be required to treat such share of those taxes and of any dividend paid by the fund that represents income from foreign or U.S. possessions sources as such shareholder's own income from those sources, and (3) could either deduct the foreign taxes deemed paid in computing taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against federal income tax. The Fund will report to its shareholders shortly after each taxable year their respective shares of foreign taxes paid and the income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

         The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

         Selling shareholders will generally recognize gain or loss in an amount equal to the difference between the shareholder's adjusted tax basis in the shares sold and the amount received. If the Shares are held as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less or (ii) 15% for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain dividends) (5% for individuals in the 10% or 15% tax brackets). Any loss on a disposition of Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to those Shares. For purposes of determining whether Shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of Shares will be disallowed to the extent those Shares are replaced by other Shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Common Shares (whether through the reinvestment of distributions, which could occur, for example, if the shareholder is a participant in the Plan (as defined below) or otherwise). In that event, the basis of the replacement Shares will be adjusted to reflect the disallowed loss.

         An investor should also be aware that the benefits of the reduced tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

         The foregoing briefly summarizes some of the important federal income tax consequences to shareholders of investing in Shares, reflects the federal tax law as of the date of this prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors. Investors should consult their tax advisors regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

Sales of APS

         The sale of APS (including transfers in connection with a redemption or repurchase of APS) will be a taxable transaction for federal income tax purposes. A selling shareholder generally will recognize gain or loss equal to the difference between the amount received and the holder's adjusted tax basis in the APS. If the APS are held as a capital asset, the gain or loss will be a capital gain or loss and will be long-term if the APS have been held for more than one year. Any loss realized on a disposition of APS held for six months or less will be treated as a long-term, rather than a short-term, capital loss to the extent of any capital gain distributions received with respect to those APS. A shareholder's holding period for APS is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options, sales contracts or short sales. Any loss realized on a sale or exchange of APS will be disallowed to the extent those APS are replaced by other APS within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original APS. In that event, the basis of the replacement APS will be adjusted to reflect the disallowed loss.

Backup Withholding

         The Fund is required to withhold a percentage of all taxable dividends, capital gain distributions and repurchase proceeds payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number. Such withholding from taxable dividends and capital gain distributions is also required for such shareholders who fail to provide certain certifications or otherwise are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against the shareholder's U.S. federal income tax liability, provided that the required information is furnished to the IRS.



                                  UNDERWRITING

         Subject to the terms and conditions of a purchase agreement dated, 2004, each underwriter named below, for which [ ] is acting as representative, has severally agreed to purchase, and the Fund has agreed to sell to such underwriter, the number of APS set forth opposite the name of such underwriter.


                       UNDERWRITER                                                NUMBER OF APS
 --------------------------------------------------------    --------------------------------------------------------

 Total................................................

         The purchase agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions, including, without limitation, the receipt by the underwriters of customary closing certificates, opinions and other documents and the receipt by the Fund of "Aaa" and "AAA" ratings on the APS by [ ] and [ ], respectively, as of the time of the offering. The underwriters are obligated to purchase all the APS if they purchase any of the APS. In the purchase agreement, the Fund, the Investment Adviser and the Investment Manager have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, as amended, or to contribute payments the underwriters may be required to make for any of those liabilities.

         The underwriters propose to initially offer some of the APS directly to the public at the public offering price set forth on the cover page of this prospectus and some of the APS to certain dealers at the public offering price less a concession not in excess of $[ ] per share. The sales load the Fund will pay of $250 per share is equal to 1% of the initial offering price of the APS. After the initial public offering, the underwriters may change the public offering price and the concession. Investors must pay for any shares purchased in the initial public offering on or before , 2004.

         The Fund anticipates that the underwriters may from time to time act as brokers or dealers in executing the Fund's portfolio transactions after they have ceased to be underwriters. The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with, and perform services for, the Fund. The Fund anticipates that the underwriters or their respective affiliates may, from time to time, act in Auctions as broker-dealers and receive fees as set forth under "The Auctions" and in the Statement of Additional Information.

         The principal business address of [ ] is [ ]. The settlement date for the purchase of the APS will be , 2004, as agreed upon by the underwriters, the Fund, the Investment Adviser and the Investment Manager pursuant to Rule 15c6-1 under the Securities Exchange Act of 1934.

                    CUSTODIAN, ADMINISTRATOR, TRANSFER AGENT
                          aND DIVIDEND-DISBURSING AGENT

         The Bank of New York serves as the custodian of the Fund's assets pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund's assets in compliance with the 1940 Act. For its services, the Custodian will receive a monthly fee based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions.

         The Bank of New York serves as the Fund's dividend disbursing agent, Plan Agent under the Fund's Automatic Dividend Reinvestment Plan, transfer agent, registrar and administrator for the Common Shares of the Fund. As administrator, the Fund will pay compensation as mutually agreed upon by the Fund and The Bank of New York, including the administrator's out-of-pocket expenses.

         The Depository Trust Company will act as securities depository for the APS. [ ], whose principal place of business is [ ], will act as transfer agent, registrar, dividend disbursing agent and redemption agent for the APS.

         The Bank of New York is located at 101 Barclay Street, New York, New York 10286.

                                  LEGAL MATTERS

         Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, Chicago, Illinois and its affiliated entities, as special counsel to the Fund in connection with the offering of the common shares, and by [ ] counsel to the underwriters. [ ] may rely on the opinion of Skadden, Arps, Slate, Meagher & Flom LLP as to matters of Delaware law.

                             ADDITIONAL INFORMATION

         The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance therewith files reports and other information with the Securities and Exchange Commission. Reports, proxy statements and other information filed by the Fund with the Securities and Exchange Commission pursuant to the informational requirements of such Acts can be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549. The Securities and Exchange Commission maintains a web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the Securities and Exchange Commission.

         The Fund's Common Shares are listed on the NYSE, and reports, proxy statements and other information concerning the Fund and filed with the Securities and Exchange Commission by the Fund can be inspected at the offices of the New York Stock Exchange, Inc., 20 Broad Street, New York, New York 10005.

         This prospectus constitutes part of a Registration Statement filed by the Fund with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and the 1940 Act. This prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the Common Shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the Securities and Exchange Commission. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by its rules and regulations or free of charge through the Securities and Exchange Commission's web site (http://www.sec.gov).

                         PRIVACY PRINCIPLES OF THE FUND

         The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

         Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

         The Fund restricts access to non-public personal information about its shareholders to employees of the Fund's Investment Adviser, Investment Manager and their affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

                              TABLE OF CONTENTS OF
                       STATEMENT OF ADDITIONAL INFORMATION

         A Statement of Additional Information dated as of, 2004, has been filed with the Securities and Exchange Commission and is incorporated by reference in this prospectus. A Statement of Additional Information may be obtained without charge by writing to the Fund at its address at 210 N. Hale Street, Wheaton, Illinois 60187 or by calling the Fund toll-free at (800) 345-7999. The Table of Contents of the Statement of Additional Information is as follows:


                                                                                                              Page

The Fund..................................................................................................     1
Investment Objectives and Policies........................................................................     1
Investment Restrictions...................................................................................     8
Management of the Fund....................................................................................     9
Portfolio Transactions....................................................................................    14
Portfolio Turnover........................................................................................    15
Closed-End Fund Structure.................................................................................
Repurchase of Common Shares; Conversion to Open-End Fund..................................................
Dividends And Distributions on Common Shares..............................................................
Taxation..................................................................................................
Net Asset Value...........................................................................................
General Information.......................................................................................
Appendix A: Proxy Voting Procedures.......................................................................   A-1
Appendix B: Statement of Preferences of Auction Market Preferred Shares...................................   B-1
Report of Independent Auditors............................................................................  FS-1
Financial Statements of Fund..............................................................................  FS-2

                                    Glossary

         "7-Day Dividend Period" means a Dividend Period consisting of seven days.

         "1940 Act" means the Investment Company Act of 1940, as amended from time to time.

         "1940 Act APS Asset Coverage" has the meaning set forth on page [ ] of this prospectus.

         "1940 Act Cure Date" has the meaning set forth on page [ ] of this prospectus.

         "Agent Member" means the member of the Securities Depository that will act on behalf of a Beneficial Owner of one or more APS or on behalf of a Potential Beneficial Owner.

         "Applicable Percentage" has the meaning set forth on pages [ ] and [ ] of this prospectus.

         "Applicable Rate" means the rate per annum at which cash dividends are payable on APS for any Dividend Period.

         "Applicable Spread" has the meaning set forth on page [ ] of this prospectus.

         "APS" means the auction market preferred shares with a par value of $.01 per share and a liquidation preference of $25,000 per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared), of the Fund.

         "APS Basic Maintenance Amount" has the meaning set forth on pages [ ] and [ ] of this prospectus.

         "APS Basic Maintenance Cure Date" has the meaning set forth on page [ ] of this prospectus.

         "Auction" means a periodic operation of the Auction Procedures.

         "Auction Agent" means Deutsche Bank Trust Company Americas, unless and until another commercial bank, trust company or other financial institution appointed by a resolution of the Board of Trustees of the Fund or a duly authorized committee thereof enters into an agreement with each to follow the Auction Procedures for the purpose of determining the Applicable Rate and to act as transfer agent, registrar, dividend disbursing agent and redemption agent for the APS.

         "Auction Agent Agreement" means the agreement entered into between the Fund and the Auction Agent which provides, among other things, that the Auction Agent will follow the Auction Procedures for the purpose of determining the Applicable Rate.

         "Auction Date" has the meaning set forth on page [ ] of this prospectus.

         "Auction Procedures" means the procedures for conducting Auctions set forth in Section 9 of the Fund's Statement contained in Appendix B to the Fund's Statement of Additional Information.

         "Available APS" has the meaning specified in Paragraph 9(d)(i) of the Auction Procedures.

         "Beneficial Owner" means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or if applicable, the Auction Agent) as a holder of APS or a Broker-Dealer that holds APS for its own account.

         "Bid" has the meaning specified in Subsection 9(b)(i) of the Auction Procedures.

         "Bidder" has the meaning specified in Subsection 9(b)(i) of the Auction Procedures.

         "Board of Trustees" or "Board" means the Board of Trustees of the Fund.

         "Broker-Dealer" means any broker-dealer, or other entity permitted by law to perform the functions required of a Broker-Dealer in the Auction Procedures, that has been selected by the Fund and has entered into a Broker-Dealer Agreement with the Auction Agent that remains effective.

         "Broker-Dealer Agreement" means an agreement entered into between the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the Auction Procedures.

         "Business Day" means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in New York City are authorized or obligated by law to close.

         "Cede & Co." means the nominee of DTC, and in whose name the shares of APS initially will be registered.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Common Shares" means the Common Shares, par value $.01 per share, of the Fund.

         "Date of Original Issue" means, with respect to each series of APS, the date on which such share first is issued by the Fund.

         "Declaration of Trust" means the Agreement and Declaration of Trust of the Fund.

         "Discounted Value" of any asset of each means with respect to a [ ] Eligible Asset and [ ] Eligible Asset, the quotient of the market value thereof divided by the applicable [ ] Discount Factor and [ ] Discount Factor.

         "Dividend Payment Date" has the meaning set forth on page [ ] of this prospectus.

         "Dividend Periods" has the meaning set forth on pages [ ] and [ ] of this prospectus.

         "DTC" means The Depository Trust Company.

         "Eligible Assets" means [ ] Eligible Assets and [ ] Eligible Assets.

         "Existing Holder" means a Broker-Dealer or any such other person as may be permitted by the Fund that is listed as the holder of record of APS in the records of the Auction Agent.

         "Fitch" means Fitch Ratings or its successors.

         "[ ] Eligible Assets" has the meaning set forth on page [ ] of this prospectus.

         "Fund" means Dreman/Claymore Dividend & Income Fund, a Delaware statutory trust that is the issuer of APS.

         "Hold Order" has the meaning specified in Subsection 9(b)(i) of the Auction Procedures.

         "IBT" means Investors Bank & Trust Company, the custodian of the Fund's assets.

         "Initial Dividend Payment Date" has the meaning set forth on the inside cover page of this prospectus.

         "Initial Dividend Period" means, with respect to the APS, the period from and including the Date of Original Issue to but excluding the Initial Dividend Payment Date of the APS.

         "IRS" means the Internal Revenue Service.

         "LIBOR" means the London Interbank Offered Rate.

         "Long-Term Dividend Period" has the meaning set forth on page [ ] of this prospectus.

         "Mandatory Redemption Price" has the meaning set forth on page [ ] of this prospectus.

         "Marginal Tax Rate" means the maximum marginal federal income tax rate applicable to an individual's or a corporation's ordinary income, whichever is greater.

         "Maximum Applicable Rate" has the meaning specified under "The Auctions--Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders" in this prospectus.

         "Moody's" means Moody's Investors Service, Inc. or its successors.

         "[ ] Eligible Assets" has the meaning set forth on page [ ] of this prospectus.

         "Non-Call Period" has the meaning set forth under "Specific Redemption Provisions" below.

         "Non-Payment Period" has the meaning set forth on page [ ] of this prospectus.

         "Non-Payment Period Rate" has the meaning set forth on page [ ] of this prospectus.

         "Notice of Revocation" has the meaning set forth on page [ ] of this prospectus.

         "Notice of Special Dividend Period" has the meaning set forth on page [ ] of this prospectus.

         "Optional Redemption Price" has the meaning set forth on page [ ] of this prospectus.

         "Order" has the meaning specified in Subsection 9(b)(i) of the Auction Procedures.

         "Potential Beneficial Owner" means a customer of a Broker-Dealer or a Broker-Dealer that is not a Beneficial Owner of APS but that wishes to purchase such shares, or that is a Beneficial Owner that wishes to purchase additional APS.

         "Potential Holder" means any Broker-Dealer or any such other person as may be permitted by the Fund, including any Existing Holder, who may be interested in acquiring APS (or, in the case of an Existing Holder, additional
APS).

         "Preferred Shares" means preferred shares of beneficial interest, par value $.01 per share, of the Fund.

         "Premium Call Period" has the meaning set forth under "Specific Redemption Provisions" below.

         "Reference Rate" means (i) with respect to a dividend period having 364 or fewer days, LIBOR and (ii) with respect to a dividend period having 365 or more days, the applicable U.S. Treasury Note Rate.

         "Request for Special Dividend Period" has the meaning set forth on page [ ] of this prospectus.

         "Response" has the meaning set forth on page [ ] of this prospectus.

         "S&P" means Standard & Poor's Rating Group, a division of the McGraw Hill Companies, or its successors.

         "Securities Depository" means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Fund that agrees to follow the procedures required to be followed by such securities depository in connection with the APS.

         "Sell Order" has the meaning specified in Subsection 9(b)(i) of the Auction Procedures.

         "Short-Term Dividend Period" has the meaning set forth on page [ ] this prospectus.

         "Special Dividend Period" has the meaning set forth on page [ ] of this prospectus.

         "Specific Redemption Provisions" means, with respect to a Special Dividend Period, either, or any combination of, (i) a period (a "Non-Call Period") determined by the Board of Trustees of the Fund, after consultation with the Auction Agent and the Broker-Dealers, during which the APS subject to such Dividend Period shall not be subject to redemption at the option of the Fund and (ii) a period (a "Premium Call Period"), consisting of a number of whole years and determined by the Board of Trustees of the Fund, after consultation with the Auction Agent and the Broker-Dealers, during each year of which the APS subject to such Dividend Period shall be redeemable at the Fund's option at a price per share equal to $25,000 plus accumulated but unpaid dividends plus a premium expressed as a percentage of $25,000, as determined by the Board of Trustees of the Fund after consultation with the Auction Agent and the Broker-Dealers.

         "Statement" means the Statement of Preferences of Auction Market Preferred Shares of the Fund, dated , 2004 specifying the powers, preferences and rights of the APS. The Fund's Statement is contained in Appendix B to the Fund's Statement of Additional Information.

         "Submission Deadline" has the meaning specified in Subsection 9(a)(x) of the Auction Procedures.

         "Submitted Bid" has the meaning specified in Subsection 9(d)(i) of the Auction Procedures.

         "Submitted Hold Order" has the meaning specified in Subsection 9(d)(i) of the Auction Procedures.

         "Submitted Order" has the meaning specified in Subsection 9(d)(i) of the Auction Procedures.

         "Submitted Sell Order" has the meaning specified in Subsection 9(d)(i) of the Auction Procedures.

         "Subsequent Dividend Period" means each Dividend Period after the Initial Dividend Period.

         "Substitute Rating Agency" and "Substitute Rating Agencies" shall mean a nationally recognized statistical rating organization or two nationally recognized statistical rating organizations, respectively, selected by the Investment Adviser and the Investment Manager, or their respective affiliates and successors, after consultation with the Fund and the Broker-Dealers, to act as a substitute rating agency or substitute rating agencies, as the case may be, to determine the credit ratings of the APS.

         "Sufficient Clearing Bids" has the meaning specified in Subsection 9(d)(i) of the Auction Procedures.

         "U.S. Treasury Note Rate" on any date means (i) the yield as calculated by reference to the bid price quotation of the actively traded, current coupon Treasury Note with a maturity most nearly comparable to the length of the related Dividend Period, as such bid price quotation is published on the Business Day immediately preceding such date by the Federal Reserve Bank of New York in its Composite 3:30 p.m. Quotations for U.S. Government Securities report for such Business Day, or (ii) if such yield as so calculated is not available, the Alternate Treasury Note Rate on such date. "Alternate Treasury Note Rate" on any date means the yield as calculated by reference to the arithmetic average of the bid price quotations of the actively traded, current coupon Treasury Note with a maturity most nearly comparable to the length of the related Dividend Period, as determined by the bid price quotations as of any time on the Business Day immediately preceding such date, obtained from at least three recognized primary U.S. Government securities dealers selected by the Auction Agent.

         "Valuation Date" means, for purposes of determining whether the Fund is maintaining the APS Basic Maintenance Amount, each Business Day commencing with , 2004.

         "Winning Bid Rate" has the meaning specified in Subsection 9(d)(i) of the Auction Procedures.

                                   APPENDIX A

                             RATINGS OF INVESTMENTS

Standard & Poor's Corporation

         A brief description of the applicable Standard & Poor's Corporation ("S&P") rating symbols and their meanings (as published by S&P) follows:

Long-Term Debt

         An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. The ratings are based, in varying degrees, on the following considerations:

         1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

         2. Nature of and provisions of the obligation; and

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Investment Grade

         AAA-Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA-Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

         A-Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB-Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade Rating

         Debt rated "BB", "B", "CCC", "CC" and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse conditions.

         BB-Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB" rating.

         B-Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB" rating.

         CCC-Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B" rating.

         CC-The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" debt rating.

         C-The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         CI-The rating "CI" is reserved for income bonds on which no interest is being paid.

         D-Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

         r-The letter "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities who's principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

         L-The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is Federally insured by the Federal Savings & Loan Insurance Corporation or the Federal Deposit Insurance Corporation.* In the case of certificates of deposit the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity will be honored for principal and accrued pre-default interest up to the Federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

         NR-Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Commercial Paper

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

         A-1-This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

         A-2-Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

         A-3-Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         B-Issues rated "B" are regarded as having only speculative capacity for timely payment.

         C-This rating is as signed to short-term debt obligations with a doubtful capacity for payment.

         D-Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal Payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

         A commercial rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

Preferred Securities

         AAA-This is the highest rating that may be assigned to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

         AA-A preferred stock issue rated AA also qualifies as a high quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

         A-An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

         BBB-An issue rated BBB is regarded as backed by an adequate capacity to pay preferred stock obligations. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for preferred stock in this category for issues in the A category.

         BB-As issue rated BB is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay the preferred stock obligation. While such issues will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc.

         A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

Long-Term Debt

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

         Aaa Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issuer.

         Aa Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

         A Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba, B, Caa, Ca, and C

         Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

         Con. (--)-Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

         (P)-When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

         Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Ba1 and B1.

Short-Term Loans

         MIG 1/VMIG 1-This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

         MIG 2/VMIG 2-This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

         MIG 3/VMIG 3-This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well-established.

         MIG 4/VMIG 4-This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

         S.G.-This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Commercial Paper

         Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

o        Leading market positions in well-established industries.

o        High rates of return on funds employed.

     o Conservative capitalization structures with moderate reliance on debt and ample asset protection.

     o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

o Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree.

         Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced.

         Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated Not Prime do not fall within any of the Prime rating categories.

Preferred Securities Ratings

         aaa-Preferred stocks which are rated "aaa" are considered to be top quality. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

         aa-Preferred stocks which are rated "aa" are considered to be high grade. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

         a-Preferred stocks which are rated "a" are considered to be upper-medium grade. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

         baa-Preferred stocks which are rated "baa" are judged lover-medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

         ba-Preferred stocks which are rated "ba" are considered to have speculative elements and their future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

         Until, 2004 (25 days after the date of this prospectus), all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

================================================================================

[DREMAN LOGO]                  $__________________               [CLAYMORE LOGO]

                     DREMAN/CLAYMORE DIVIDEND & INCOME FUND

                     DREMAN/CLAYMORE DIVIDEND & INCOME FUND

                              [ ] Shares, Series A
                              [ ] Shares, Series B
                              [ ] Shares, Series C
                              [ ] Shares, Series D

                              [ ] Shares, Series E

                            AUCTION PREFERRED SHARES
                  LIQUIDATION PREFERENCE $25,000 PER SHARE


                            ========================

                                   PROSPECTUS

                            ========================



                                __________, 2004

================================================================================

The information in this Statement of Additional Information is incomplete and may be changed. The Statement of Additional Information is not a prospectus. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities, and we are not soliciting offers to buy these securities, in any state where the offer or sale is not permitted.


    SUBJECT TO COMPLETION -- PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION
                             DATED FEBRUARY 2 , 2004


                     Dreman/Claymore Dividend & Income Fund

                           __________________________

                       STATEMENT OF ADDITIONAL INFORMATION

         Dreman/Claymore Dividend & Income Fund (the "Fund") is a non-diversified, closed-end management investment company. The Fund's primary investment objective is to provide a high level of current income, with a secondary objective of capital appreciation.

         This Statement of Additional Information ("SAI") is not a prospectus, but should be read in conjunction with the prospectus for the Fund dated __________, 2004. Investors should obtain and read the prospectus prior to purchasing common shares. A copy of the prospectus may be obtained without charge, by calling the Fund at (800) 345-7999.

         The prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. The registration statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed, or inspected at the Securities and Exchange Commission's office or via its website (www.sec.gov) at no charge. Capitalized terms used but not defined herein have the meanings ascribed to them in the prospectus.

                                TABLE OF CONTENTS

                                                                                                             Page
The Fund..................................................................................................     1
Investment Objectives and Policies........................................................................     1
Investment Restrictions...................................................................................     8
Management of the Fund....................................................................................     9
Portfolio Transactions....................................................................................    14
Portfolio Turnover........................................................................................    15
Taxation..................................................................................................    15
Closed-End Fund Structure..........................................................................................
Repurchase of Common Shares; Conversion to Open-End Fund...........................................................
Dividends And Distributions on Common Shares.......................................................................
Net Asset Value...........................................................................................
General Information.......................................................................................
Appendix A: Proxy Voting Procedures.......................................................................   A-1
Appendix B: Statement of Preferences of Auction Market Preferred Shares.................................     B-1
Report of Independent Auditors............................................................................  FS-1
Financial Statements for Fund.............................................................................  FS-2

       This Statement of Additional Information is dated __________, 2004.






                                    THE FUND

         The Fund is a recently organized closed-end non-diversified management investment company organized under the laws of the State of Delaware. The Fund's common shares of beneficial interest, par value $.01 (the "Common Shares"), are listed on the New York Stock Exchange under the symbol "DCS."

                       INVESTMENT OBJECTIVES AND POLICIES

Additional Investment Policies

         Additional Information Regarding Lower Grade Securities. The Fund may invest up to 10% of its total assets in fixed income securities of below investment grade quality. The market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which such lower rated or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair value to respond to changes in the economy or the financial markets.

         Lower grade securities also present risks based on payment expectations. If an issuer calls the obligation for redemption (often a feature of fixed income securities), the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently. Interest rates are at historical lows and, therefore, it is likely that they will rise in the future.

         As part of its investments in lower grade securities, the Fund may invest in securities of issuers in default. The Fund will make an investment in securities of issuers in default only when the Investment Manager believes that such issuers will honor their obligations or emerge from bankruptcy protection and the value of these securities will appreciate. By investing in securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of the securities will not appreciate.

         In addition to using recognized rating agencies and other sources, the Investment Manager also performs its own analysis of issues in seeking investments that it believes to be underrated (and thus higher-yielding) in light of the financial condition of the issuer. Its analysis of issuers may include, among other things, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing and current anticipated results of operations. In selecting investments for the Fund, the Investment Manager may also consider general business conditions, anticipated changes in interest rates and the outlook for specific industries.

         Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced. In addition, it is possible that rating agencies might change their ratings of a particular issue to reflect subsequent events on a timely basis. Moreover, such ratings do not assess the risk of a decline in market value. None of these events will require the sale of the securities by the Fund, although the Investment Manager will consider these events in determining whether the Fund should continue to hold the securities.

         The market for lower rated and comparable unrated securities has experienced periods of significantly adverse price and liquidity several times, particularly at or around times of economic recessions. Past market recessions have adversely affected the value of such securities as well as the ability of certain issuers of such securities to repay principal and pay interest thereon or to refinance such securities. The market for those securities may react in a similar fashion in the future.

         Securities Subject to Reorganization. The Fund may invest in securities of companies for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Investment Manager, there is a reasonable prospect of high total return significantly greater than the brokerage and other transaction expenses involved.

         In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Investment Manager which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offer and/or the dynamics and business climate when the offer or proposal is in process. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Fund, thereby increasing its brokerage and other transaction expenses. The Investment Manager intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both risk involved and the potential of available alternative investments.

Derivative Instruments

         Options. The Fund may purchase or sell, i.e., write, options on securities and securities indices that are listed on a national securities exchange or in the OTC market, as a means of achieving additional return or of hedging the value of the Fund's portfolio. The Fund my purchase call or put options as long as the aggregate initial margins and premiums, measured at the time of such investment, do not exceed 10% of the fair market value of the Fund's total assets.

         A call option is a contract that gives the holder of the option the right to buy from the writer of the call option, in return for a premium, the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price during the option period.

         A put option is a contract that gives the holder of the option the right, in return for a premium, to sell to the seller the underlying security at a specified price. The seller of the put option has the obligation to buy the underlying security upon exercise at the exercise price.

         A call option is "covered" if the Fund owns the underlying instrument covered by the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other instruments held in its portfolio. A call option is also covered if the Fund holds a call on the same instrument as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid securities in a segregated account with its custodian. A put option is "covered" if the Fund maintains cash or other liquid securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same instrument as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

         If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

         The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date. Gains and losses on investments in options depend, in part, on the ability of the Investment Manager to predict correctly the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

         An option position may be closed out only on an exchange that provides a secondary market for an option of the same series or in a private transaction. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.

         Options on Securities Indices. The Fund may purchase and sell securities index options. One effect of such transactions may be to hedge all or part of the Fund's securities holdings against a general decline in the securities market or a segment of the securities market. Options on securities indices are similar to options on stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

         The Fund's successful use of options on indices depends upon its ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the index and the price of the securities being hedged against is imperfect and the risk from imperfect correlation increases as the composition of the Fund diverges from the composition of the relevant index. Accordingly, a decrease in the value of the securities being hedged against may not be wholly offset by a gain on the exercise or sale of a securities index put option held by the Fund.

         Futures Contracts and Options on Futures. The Fund may, without limit, enter into futures contracts or options on futures contracts. It is anticipated that these investments, if any, will be made by the Fund primarily for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Fund. In this regard, the Fund may enter into futures contracts or options on futures for the purchase or sale of securities indices or other financial instruments including but not limited to U.S. government securities.

         A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time. Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts.

         No consideration will be paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as the "initial margin" and is in the nature of a performance bond or good faith deposit on the contract. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or security underlying the futures contract fluctuates. At any time prior to the expiration of the futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate its existing position in the contract.

         An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account attributable to that contract, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option purchased is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net assets of the Fund.

         Futures and options on futures entail certain risks, including but not limited to the following: no assurance that futures contracts or options on futures can be offset at favorable prices, possible reduction of the yield of the Fund due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuations, imperfect correlation between the contracts and the securities being hedged, losses from investing in futures transactions that are potentially unlimited and the segregation requirements described below.

         In the event the Fund sells a put option or enters into long futures contracts, under current interpretations of the Investment Company Act of 1940, as amended (the "1940 Act"), an amount of cash or liquid securities equal to the market value of the contract must be deposited and maintained in a segregated account with the custodian of the Fund to collateralize the positions, in order for the Fund to avoid being treated as having issued a senior security in the amount of its obligations. For short positions in futures contracts and sales of call options, the Fund may establish a segregated account (not with a futures commission merchant or broker) with cash or liquid securities that, when added to amounts deposited with a futures commission merchant or a broker as margin, equal the market value of the instruments or currency underlying the futures contracts or call options, respectively (but are no less than the stock price of the call option or the market price at which the short positions were established).

         The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

         The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities. The Fund will purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates and consequent reduction in the value of portfolio securities.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of debt securities that the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss, which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from options on futures it has written may to some extent be reduced or increased by changes in the value of its portfolio securities.

         Interest Rate Futures Contracts and Options Thereon. The Fund may purchase or sell interest rate futures contracts to take advantage of or to protect the Fund against fluctuations in interest rates affecting the value of debt securities that the Fund holds or intends to acquire. For example, if interest rates are expected to increase, the Fund might sell futures contracts on debt securities, the values of which historically have a high degree of positive correlation to the values of the Fund's portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund's portfolio securities. If interest rates increase, the value of the Fund's portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

         Similarly, the Fund may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of debt securities (caused by declining interest rates) that the Fund intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that will be purchased, the Fund can take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, the Fund can make its intended purchase of the debt securities in the cash market and currently liquidate its futures position. To the extent the Fund enters into futures contracts for this purpose, it will maintain in a segregated asset account with the Fund's custodian, assets sufficient to cover the Fund's obligations with respect to such futures contracts, which will consist of cash or liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with its custodian with respect to such futures contracts.

         Securities Index Futures Contracts and Options Thereon. Purchases or sales of securities index futures contracts are used for hedging purposes to attempt to protect the Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, the Fund may sell securities index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase securities index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in securities index futures contracts will be closed out. The Fund may write put and call options on securities index futures contracts for hedging purposes.

         Warrants and Rights. The Fund may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Investment Manager for inclusion in the Fund's portfolio.

         Asset-Backed and Mortgage-Backed Securities. The Fund may invest in asset-backed and mortgage-backed securities. Mortgage-backed securities represents ownership of an undivided interest in a pool of mortgages. Aggregate principal and interest payments received from the pool are used to pay principal and interest on a mortgage-backed security. Asset-backed securities are similar to mortgage-backed securities except they represent ownership in a pool of notes or receivables on assets other than real estate, such as loans, leases, credit card receivables or royalties. The Fund does not currently anticipate investments in mortgage or asset-backed securities constituting a substantial part of its investment portfolio, but the Fund may invest in such securities if deemed appropriate by the Investment Manager.

Additional Risks Relating To Derivative Instruments

         Neither the Investment Adviser nor the Investment Manager is registered as a Commodity Pool Operator or a Commodity Trading Advisor. The Investment Adviser and the Investment Manager have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act. Accordingly, the Fund's investments in derivative instruments described in the prospectus and this SAI are not limited by or subject to regulation under the Commodity Exchange Act or otherwise regulated by the Commodity Futures Trading Commission.

Special Risk Considerations Relating To Futures And Options Thereon.

         The Fund's ability to establish and close out positions in futures contracts and options thereon will be subject to the development and maintenance of liquid markets. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would either have to make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option thereon that the Fund has written and that the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option thereon and to make variation margin payments until the contract is closed.

         Successful use of futures contracts and options thereon by the Fund is subject to the ability of the Investment Manager to predict correctly movements in the direction of interest rates. If the Investment Manager's expectations are not met, the Fund will be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

Additional Risks Of Foreign Options, Futures Contracts And Options On Futures Contracts And Forward Contracts.

         Options, futures contracts and options thereon and forward contracts on securities may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in the foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and
(v) lesser trading volume.

         Exchanges on which options, futures and options on futures are traded may impose limits on the positions that the Fund may take in certain circumstances.

Loans Of Portfolio Securities

         Consistent with applicable regulatory requirements and the Fund's investment restrictions, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. The Fund's loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned securities to exceed 33% of the value of the Fund's total assets. Under current rating agency guidelines in connection with the APS, securities lending by the Fund may not exceed 15% of the Fund's total gross assets. Such limit is subject to change by the rating agencies.

         A loan may generally be terminated by the borrower on one business day notice, or by the Fund on five business days notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income that can be earned from such loans justifies the attendant risks. The board of trustees of the Fund (the "Board of Trustees" or the "Board") will oversee the creditworthiness of the contracting parties on an ongoing basis. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counterparty to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund's ability to sell the collateral and the Fund would suffer a loss. Income received by the Fund from borrowers of dividend-paying securities loaned by the Fund from its portfolio will be treated as fully taxable ordinary income (i.e. income other than qualified dividend income). When voting or consent rights that accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

                             INVESTMENT RESTRICTIONS

         The Fund operates under the following restrictions that constitute fundamental policies that, except as otherwise noted, cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund voting together as a single class, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund's voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. These restrictions provide that the Fund shall not:

         1. Issue senior securities nor borrow money, except the Fund may issue senior securities or borrow money to the extent permitted by applicable law.

         2. Act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

         3. Invest in any security if, as a result, 25% or more of the value of the Fund's total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except (a) excluding securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions, (b) when the Fund has taken a temporary defensive position, or (c) as otherwise permitted by applicable law.

         4. Purchase or sell real estate except that the Fund may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities,
(e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (f) as otherwise permitted by applicable law.

         5. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by applicable law.

         6. Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities in an amount up to 33% of the Fund's total assets, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by applicable law.

                             MANAGEMENT OF THE FUND

Trustees and Officers

         Overall responsibility for management and supervision of the Fund rests with its Board of Trustees. The Board of Trustees approves all significant agreements between the Fund and the companies that furnish the Fund with services, including agreements with the Investment Adviser, the Investment Manager, the Fund's custodian and the Fund's transfer agent. The day-to-day operations of the Fund are delegated to the Investment Adviser and the Investment Manager.

         Following is a list of the names, ages, addresses present positions, length of time served with the Fund, principal occupations during the past five years and other directorships held by the trustee.

INDEPENDENT TRUSTEES

                               Position          Term of
                                 Held          Office and
Name (and Age) and             with the         Length of           Principal Occupation        Other Directorships Held by
Business Address(1)              Fund          Time Served         During Past Five Years       Trustee
-------------------------    -------------    --------------     ---------------------------    ------------------------------
Richard L. Crandall          Trustee          Trustee            Managing Partner of Aspen      Director, Novell, Inc.,
601 E. Hopkins Ave.                           since 2004         Partners, LLC since 2003,      Diebold Inc., Pelstar, LLC,
Suite 202                                                        Senior Advisor and             Tacit Knowledge Systems,
Aspen, CO 81611                                                  Shareholder in BPC Group       Inc. and BISNet, Inc.
                                                                 and Bryant Park
                                                                 Capital since
                                                                 2003, Founding
                                                                 Co-Partner of
                                                                 Arbor Partners,
                                                                 LLC since 2000,
                                                                 and Chairman of
                                                                 Enterprise
                                                                 Software
                                                                 Roundtable
                                                                 since 1994.
                                                                 Formerly,
                                                                 Director and
                                                                 Special Adviser
                                                                 of GIGA
                                                                 Information
                                                                 Group
                                                                 (1995-2003) and
                                                                 Chairman of
                                                                 GIGA
                                                                 Information
                                                                 Group
                                                                 (2002-2003).

Roman Friedrich III (57)     Trustee          Trustee            Founder of Roman               Director, Strategic Minerals
928-800 West Pender                           since 2003         Friedrich & Company,           Corporation, Brazilian
Street                                                           which specializes in the       Emeralds, Inc. and
Vancouver, BC V6C 2C6                                            provision of financial         StrataGold Corporation
                                                                 advisory services to
                                                                 corporations in the
                                                                 resource sector.
                                                                 Previously, Managing
                                                                 Director at TD Securities.

Ronald A. Nyberg (49)        Trustee          Trustee            Founding partner of            Director, CRS Productions
200 East 5th Avenue                           since 2003         Nyberg & Gustafson, a law      Inc. Juvenile Diabetes
Suite 113                                                        firm specializing  in          Research Foundation, Chicago
Naperville, IL  60563                                            Corporate Law, Estate          Chapter, and Edward Hospital
                                                                 Planning and Business          Foundation, Naperville, IL,
                                                                 Transactions from              Trustee North Park
                                                                 2000-present. Formerly,        University, Chicago,
                                                                 Executive Vice President,      Trustee, Advent Claymore
                                                                 General Counsel and            Convertible Securities and
                                                                 Corporate Secretary of         Income Fund, MBIA
                                                                 Van Kampen Investments         Capital/Claymore Managed
                                                                 (1982-1999).  Former           Duration Investment Grade
                                                                 associate of Querry &          Municipal Income Fund and
                                                                 Harrow, a law firm             Western Asset/Claymore U.S.
                                                                 (1978-1982).                   Treasury Inflation Protected
                                                                                                Securities Fund

Ronald E. Toupin, Jr.        Trustee          Trustee            Formerly, Vice President,      Trustee, Advent Claymore
(44)                                          since 2003         Manager and Portfolio          Convertible Securities and
117 Ashland Avenue                                               Manager of Nuveen Asset        Income Fund, MBIA
River Forest, IL  60305                                          Management (1998-1999),        Capital/Claymore Managed
                                                                 Vice President of Nuveen       Duration Investment Grade
                                                                 Investment Advisory            Municipal Fund and Western
                                                                 Corporation (1992-1999),       Asset/Claymore U.S. Treasury
                                                                 Vice President and             Inflation Protected
                                                                 Manager of Nuveen Unit         Securities Fund
                                                                 Investment Trusts
                                                                 (1991-1999), and
                                                                 Assistant Vice President
                                                                 and Portfolio Manager of
                                                                 Nuveen Unit Investment
                                                                 Trusts (1988-1999), each
                                                                 of John Nuveen & Company,
                                                                 Inc. (1982-1999).

INTERESTED TRUSTEES
                               Position          Term of
                                  Held         Office and
Name (and Age) and              with the        Length of           Principal Occupation         Other Directorships Held by
Business Address(1)               Fund         Time Served         During Past Five Years                  Trustee
---------------------------    -----------    --------------     ---------------------------    ------------------------------
Nicholas Dalmaso (38)          Trustee        Trustee            Senior Managing Director       Trustee, Advent Claymore
210 N. Hale Street             and Chief      since 2003         and General Counsel of         Equity Income Fund, MBIA
Wheaton, IL 60187              Legal and                         Claymore Advisors, LLC         Capital/Claymore Managed
                               Executive                         and Claymore Securities,       Duration Investment Grade
                               Officer                           Inc. from 2001-present.        Municipal Fund and Western
                                                                 Manager, Claymore Fund         Asset/Claymore U.S. Treasury
                                                                 Management Company, LLC,       Inflation Protection
                                                                 Vice President Boyar           Securities Fund, F&C
                                                                 Value Fund. Formerly,          Claymore Preferred
                                                                 Assistant General              Securities & Income Fund,
                                                                 Counsel, John Nuveen and       Inc., Flaherty &
                                                                 Company Inc.                   Crumrine/Claymore Total
                                                                 (1999-2000).  Former Vice      Return Fund
                                                                 President and Associate
                                                                 General Counsel of Van
                                                                 Kampen Investment, Inc.
                                                                 (1992-1999).
David N. Dreman (67)           Trustee        Trustee            Founder, Chairman and          Trustee, University of
10 Exchange Place                             since 2003         Chief Investment Officer       Manitoba
Jersey City, NJ 07302                                            of Dreman Value
                                                                 Management,
                                                                 LLC. Investment
                                                                 manager for
                                                                 several mutual
                                                                 funds and
                                                                 annuity
                                                                 products under
                                                                 the
                                                                 Scudder-Dreman
                                                                 name.

(1) After a trustee's initial term, each trustee is expected to serve a three year term concurrent with the class of trustees for which he serves:

     --Messrs. Crandall and Dalmaso, as Class I trustees, are expected to stand for re-election at the Trust's 2005 annual meeting of shareholders. Messrs. Crandall and Dalmaso will act as the Fund's Fund Preferred Shares trustees.

     --Messrs. Dreman and Friedrich, as Class II trustees, are expected to stand for re-election at the Fund's 2006 annual meeting of shareholders.

     --Messrs. Nyberg and Toupin, as Class III trustees, are expected to stand for re-election at the Fund's 2007 annual meeting of shareholders.

                  OFFICERS
                                                                         Principal Occupation
Name and Age                        Position                          During the Past Five Years
----------------------------    ------------------    ------------------------------------------------------------
Steven M. Hill (39)             Chief Financial       Vice President of Claymore Advisors, LLC and Claymore
                                Officer, Chief        Securities, Inc. Previously, Treasurer of Henderson Global
                                Accounting            Investors (NA) Inc. ("HGINA") and Operations Manager of
                                Officer and           Henderson Global Investors (NA) Inc. from 2002-2003;
                                Treasurer             Managing Director, FrontPoint Partners LLC (2001-2002);
                                                      Vice President, Nuveen
                                                      Investments (1999-2001);
                                                      Chief Financial Officer,
                                                      Skyline Asset Management
                                                      LP, (1999); Vice
                                                      President, Van Kampen
                                                      Investments and Assistant
                                                      Treasurer, Van Kampen
                                                      mutual funds (1989-1999).

Lloyd K. Jagai (37)             Vice President        Managing Director and Chief Operations Officer of Dreman
                                                      Value Management, LLC. Vice President of Finance of
                                                      Artemis International Solutions Corporation/Opus 360
                                                      Corporation from 1999-2002. Prior to 1999, Tax Director at
                                                      Smith Management LLC, a private investment company and,
                                                      and worked for the financial services industry practice of
                                                      Richard A. Eisner & Company, LLP and Grant Thornton LLP

Anne S. Kochevar (40)           Secretary             Vice President, Compliance of Claymore Advisors, LLC and
                                                      Claymore Securities, Inc. Previously, Advertising
                                                      Principal, Allstate Financial Services, LLC, Compliance
                                                      Coordinator for Nuveen Investments and Vice President and
                                                      Director of Compliance for Van Kampen Investments.

Thomas Williams Littauer        Vice President        President, Dreman Value Management, LLC since 2002.
(48)                                                  Previously, Managing Director of Scudder Kemper
                                                      Investments, Inc. and Head of Asia Pacific and Americas
                                                      (ex-US) Global Mutual Fund Group. Chairman of the Board of
                                                      the Scudder Global Opportunities Funds.

Charles G. Millington (56)      Vice President        Senior Managing Director, Chief Operations Officer, Chief
                                and Assistant         Financial Officer and Treasurer of Claymore Advisors, LLC
                                Treasurer             and Claymore Securities, Inc. Currently associated with
                                                      Charles Millington & Assoc., Inc., North Star Investment
                                                      Services and an accounting professor at the graduate
                                                      school level. Previously associated with Griffin, Kubik,
                                                      Stephens & Thompson, Inc. and Treasurer and Controller for
                                                      Van Kampen Investments.

Nelson Woodward (47)            Vice President        Managing Director and Portfolio Manager for Dreman Value
                                                      Management, LLC. Vice President of Asset Allocation and
                                                      Quantitative Analysis at Prudential Investments from
                                                      2000-2001. Prior to 2000,
                                                      Managing Director of
                                                      Dreman Value Management,
                                                      LLC.

         The trustees serving on the Fund's Nominating and Governance Committee are Messrs. Crandall, Friedrich, Nyberg and Toupin. The Nominating and Governance Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating and Governance Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund. The Fund does not have a standing compensation committee.

         Messrs. Friedrich, Nyberg and Toupin, who are not "interested persons" of the Fund as defined in the 1940 Act, serve on the Fund's Audit Committee. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Fund and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund's financial statements and the audit thereof and acting as a liaison between the Board of Trustees and the Fund's independent accountants.

Trustee Ownership of Securities of the Fund

         The Fund is newly organized and has no operating history. Thus, the trustees of the Fund do not own any securities of the Fund as of the date of this Statement of Additional Information.

Remuneration of Trustees and Officers

         The Fund pays each trustee who is not affiliated with the Investment Adviser or the Investment Manager or their affiliates a fee of $10,000 per year plus $500 per Board meeting attended and $500 per committee meeting attended, together with each trustee's actual out-of-pocket expenses relating to attendance at such meetings. As the Fund is newly organized and had not commenced investment operations nor conducted any meetings during the Fund's fiscal year ended November 30, 2003, the Fund paid no compensation to the Fund's trustees for that period. The table below shows the estimated compensation that is contemplated to be paid to trustees for the Fund's fiscal year ended November 30, 2004.

                                                                                                    Total
                                                                       Pension or               Compensation
                                                                       Retirement               from the Fund
                                             Aggregate                  Benefits                  and Fund
                                             Estimated              Accrued as Part                Complex
                                            Compensation                   of                      Paid to
Name and Position(1)                      from the Fund(2)          Fund Expenses(2)             Trustee(3)
--------------------------------          -----------------         -----------------          ----------------
Richard L. Crandall                           $20,000                     None                     $20,000
Roman Friedrich                               $20,000                     None                     $20,000
Ronald A. Nyberg                              $20,000                     None                     $20,000
Ronald E. Toupin, Jr.                         $20,000                     None                     $20,000

(1)     Trustees not entitled to compensation are not included in the table.

(2) The Fund does not accrue or pay retirement or pension benefits to trustees as of the date of this Statement of Additional Information.

(3) As of the date of this Statement of Additional Information, there are no funds, other than the Fund, in the "fund complex."

Indemnification Of Officers And Trustees; Limitations On Liability

         The Governing Documents of the Fund provide that the Fund will indemnify its trustees and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Fund, to the fullest extent permitted by law. However, nothing in the Governing Documents of the Fund protects or indemnifies a trustee, officer, employee or agent of the Fund against any liability to which such person would otherwise be subject in the event of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her position.

Investment Advisory Agreement

         Claymore Advisors, LLC, a wholly-owned subsidiary of Claymore Group, Inc., acts as the Fund's investment adviser (the "Investment Adviser") pursuant to an advisory agreement with the Fund (the "Advisory Agreement"). The Investment Adviser is a Delaware limited liability company with principal offices located at 210 North Hale Street, Wheaton, Illinois 60187. The Investment Adviser is a registered investment adviser.

         Under the terms of the Advisory Agreement, the Investment Adviser oversees the administration of all aspects of the Fund's business and affairs and provides, or arranges for others to provide, at the Investment Adviser's expense, certain enumerated services, including maintaining the Fund's books and records, preparing reports to the Fund's shareholders and supervising the calculation of the net asset value of its shares. All expenses of computing the net asset value of the Fund, including any equipment or services obtained solely for the purpose of pricing shares or valuing its investment portfolio, will be an expense of the Fund under its Advisory Agreement unless the Investment Adviser voluntarily assumes responsibility for such expense.

         The Advisory Agreement combines investment advisory and certain administrative responsibilities in one agreement. For services rendered by the Investment Adviser on behalf of the Fund under the Advisory Agreement, the Fund pays the Investment Adviser a fee, payable monthly, in an annual amount equal to ..85% of the Fund's average daily Managed Assets (as defined below). Under the terms of an investment sub-advisory agreement between the Investment Adviser and the Investment Manager, the Investment Adviser pays an aggregate amount equal to 60% of the investment management fees paid to the Investment Adviser by the Fund to the Investment Manager, net of any amounts that the Investment Adviser was obligated to pay to one or more of the underwriters of the Common Share offering amounts representing additional compensation.

         Pursuant to its terms, the Advisory Agreement will remain in effect until January 2006, and from year to year thereafter if approved annually (i) by the Fund's Board of Trustees or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto or by a vote of a majority (as defined in the 1940 Act) of the Fund's outstanding shares.

         The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Investment Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund. As part of the Advisory Agreement, the Fund has agreed that the name "Claymore" is the Investment Adviser's property, and that in the event the Investment Adviser ceases to act as an investment adviser to the Fund, the Fund will change its name to one not including "Claymore."

The Sub-Advisory Agreement

         Dreman Value Management, LLC acts as the Fund's investment manager (the "Investment Manager") pursuant to a sub-adviser agreement (the "Sub-Advisory Agreement") with the Investment Adviser. The Investment Manager is a Delaware Limited Liability Company with principal offices located at 10 Exchange Place, Suite 2150, Jersey City, New Jersey 07302. As of November 30, 2003, the Investment Manager acted as registered investment adviser for individuals, pension trusts, and endowments, and as a sub-adviser to investment companies, and as of such date the Investment Manager had assets under management exceeding $8 billion.

         Under the terms of the Sub-Advisory Agreement, the Investment Manager manages the portfolio of the Fund in accordance with its stated investment objectives and policies, makes investment decisions for the Fund, places orders to purchase and sell securities on behalf of the Fund and manages its other business and affairs, all subject to the supervision and direction of the Fund's Board of Trustees and the Investment Adviser.

         The Sub-Advisory Agreement continues until January 2006 and from year to year thereafter if approved annually (i) by the Fund's Board of Trustees or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto, by the Fund's Board of Trustees or by a vote of a majority (as defined in the 1940 Act) of the Fund's outstanding shares.

         The Sub-Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Investment Manager is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund.

         As part of the Sub-Advisory Agreement, the Fund has agreed that the name "Dreman" is the Investment Manager's property, and that in the event the Investment Manager ceases to act as an investment manager to the Fund, the Fund will change its name to one not including "Dreman."

Approval Of Advisory Agreement And Sub-Advisory Agreement

         Each of the Management Agreement and the Sub-Advisory Agreement was approved by the Board of Trustees of the Fund, including the non-interested trustees (as defined in the 1940 Act) on December 9, 2003. At the time, the non-interested trustees of the Fund were Gunduz Caginalp, Roman Friedrich, Ronald A. Nyberg and Ronald E. Toupin Jr. Subsequent to the meeting on December 9, 2003, Gunduz Caginalp submitted his resignation from the Fund. The Nominating and Governance Committee of the Fund nominated Richard L. Crandall as trustee of the Fund and at a meeting on January 23, 2004, the Fund's Board of Trustees appointed Mr. Crandall as trustee of the Fund. Discussion below of non-interested trustees refers to the composition of the Board of Trustees as it existed on December 9, 2003.

         In approving the Management Agreement, the Fund's Board of Trustees, including the non-interested trustees, considered the nature, quality and scope of the services to be provided by the Investment Adviser, particularly the oversight role of the Investment Adviser and the capability of the personnel of the Investment Adviser. The Board of Trustees also discussed the fees and expenses of the Fund compared to other similar investment companies, the Investment Adviser's expenses in providing the services and the prospective profitability of the Investment Adviser and its affiliated companies. The Board of Trustees also evaluated other benefits the Investment Adviser may derive from its relationship with the Fund. The Board of Trustees considered the propriety of the proposed advisory fee schedules. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies at different asset levels and considered the trends in the industry versus projected assets of the Fund. The Board of Trustees reviewed reports from third parties about the foregoing factors. The Board of Trustees discussed the financial strength of the Investment Adviser. The Board of Trustees reviewed the statutory and regulatory requirements for approval of advisory agreements. The Board of Trustees, including the non-interested trustees, evaluated all of the foregoing and determined, in the exercise of its business judgment, that approval of the Advisory Agreement was in the best interests of the Fund and its shareholders.

         In approving the Sub-Advisory Agreement, the Fund's Board of Trustees, including the non-interested trustees, considered the nature, quality and scope of the services to be provided by the Investment Manager. In particular, the Board of Trustees discussed the fees and expenses of the Fund compared to other similar investment companies, the Investment Manager's expenses in providing the services and the prospective profitability of the Investment Manager and its affiliated companies. The Board of Trustees also discussed the Investment Manager's experience and investment philosophy, portfolio management team and its approach to selecting investments. The Board of Trustees also reviewed the benefit to the Investment Manager of receiving third party research paid for by Fund assets and the propriety of such an arrangement. The Board of Trustees evaluated other benefits that the Investment Managers may derive from its relationships with the Fund. The Board of Trustees also considered the portion of the advisory fee that would be paid to the Investment Manager and discussed the propriety of such an arrangement. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies at different asset levels and considered the trends in the industry versus projected assets of the Fund. The Board of Trustees discussed the financial strength of the Investment Manager. The Board of Trustees reviewed the statutory and regulatory requirements for approval of advisory agreements. The Board of Trustees, including the non-interested trustees, evaluated all of the foregoing and determined, in the exercise of its business judgment, that approval of the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.

                            PORTFOLIO TRANSACTIONS

         Subject to policies established by the Board of Trustees of the Fund, the Investment Manager is responsible for placing purchase and sale orders and the allocation of brokerage on behalf of the Fund. Transactions in equity securities are in most cases effected on U.S. stock exchanges and involve the payment of negotiated brokerage commissions. In general, there may be no stated commission in the case of securities traded in over-the-counter markets, but the prices of those securities may include undisclosed commissions or mark-ups. Principal transactions are not entered into with affiliates of the Fund. The Fund has no obligations to deal with any broker or group of brokers in executing transactions in portfolio securities. In executing transactions, the Investment Manager seeks to obtain the best price and execution for the Fund, taking into account such factors as price, size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Investment Manager generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission available.

         Subject to obtaining the best price and execution, brokers who provide supplemental research, market and statistical information to the Investment Manager or its affiliates may receive orders for transactions by the Fund. The term "research, market and statistical information" includes advice as to the value of securities, and advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Manager under the Sub-Advisory Agreement, and the expenses of the Investment Manager will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to Investment Manager and its affiliates in providing services to clients other than the Fund, and not all such information is used by the Investment Manager in connection with the Fund. Conversely, such information provided to the Investment Manager and its affiliates by brokers and dealers through whom other clients of the Investment Manager and its affiliates effect securities transactions may be useful to the Investment Manager in providing services to the Fund.

         Although investment decisions for the Fund are made independently from those of the other accounts managed by the Investment Manager and its affiliates, investments of the kind made by the Fund may also be made by those other accounts. When the same securities are purchased for or sold by the Fund and any of such other accounts, it is the policy of the Investment Manager and its affiliates to allocate such purchases and sales in the manner deemed fair and equitable to all of the accounts, including the Fund.

                              PORTFOLIO TURNOVER

         Portfolio turnover rate is calculated by dividing the lesser of an investment company's annual sales or purchases of portfolio securities by the monthly average value of securities in its portfolio during the year, excluding portfolio securities the maturities of which at the time of acquisition were one year or less. A high rate of portfolio turnover involves correspondingly greater brokerage commission expense than a lower rate, which expense must be borne by the Fund and indirectly by its shareholders. A higher rate of portfolio turnover may also result in taxable gains being passed to shareholders sooner than would otherwise be the case. The Fund anticipates that its annual portfolio turnover rate will be less than 100%.

                           CLOSED-END FUND STRUCTURE

         Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund's investment objective and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities, although it is not expected that the Fund will invest in illiquid securities.

         However, shares of closed-end investment companies listed for trading on a securities exchange frequently trade at a discount from net asset value, although in some cases they may trade at a premium. The market price may be affected by trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of the Common Shares being greater than, less than or equal to net asset value. The Board of Trustees has reviewed the structure of the Fund in light of its investment objectives and policies and has determined that the closed-end structure is in the best interests of the shareholders. As described below, however, the Board of Trustees will review periodically the trading range and activity of the Fund's shares with respect to its net asset value and the Board may take certain actions to seek to reduce or eliminate any such discount. Such actions may include open market repurchases or tender offers for the Common Shares at net asset value or the possible conversion of the Fund to an open-end investment company. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to net asset value per Common Share. Investors should assume, therefore, that it is unlikely that the Board would vote to convert the Fund to an open-end investment company.

           REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND

Repurchase of Common Shares and Tender Offers

         In recognition of the possibility that the Common Shares might trade at a discount to net asset value and that any such discount may not be in the interest of shareholders, the Fund's Board of Trustees, in consultation with the Investment Adviser and the Investment Manager, from time to time will review possible actions to reduce any such discount. The Board of Trustees of the Fund has adopted a policy to consider on a quarterly basis the commencement of open market repurchases of and/or tender offers for the Common Shares to seek to reduce any significant market discount (e.g., 10% or more) from net asset value that may develop and continue for a significant period of time (e.g., 12 weeks or more). After any consideration of potential actions to seek to reduce any significant market discount, the Board may, subject to its fiduciary obligations and compliance with applicable state and federal laws, authorize the commencement of a share-repurchase program or tender offer. The size and timing of any such share repurchase program or tender offer will be determined by the Board of Trustees in light of the market discount of the Common Shares, trading volume of the Common Shares, information presented to the Board of Trustees regarding the potential impact of any such share repurchase program or tender offer, and general market and economic conditions.

         There can be no assurance that repurchases of Common Shares or tender offers, if any, will cause the Common Shares to trade at a price equal to or in excess of their net asset value. Nevertheless, the possibility that a portion of the Fund's outstanding Common Shares may be the subject of repurchases or tender offers may reduce the spread between market price and net asset value that might otherwise exist. In the opinion of the Fund, sellers may be less inclined to accept a significant discount in the sale of their Common Shares if they have a reasonable expectation of being able to receive a price of net asset value for a portion of their Common Shares in conjunction with an announced repurchase program or tender offer for the Common Shares.

         Although the Board of Trustees believes that repurchases or tender offers generally would have a favorable effect on the market price of the Common Shares, the acquisition of Common Shares by the Fund will decrease the total assets of the Fund and therefore will have the effect of increasing the Fund's expense ratio. Because of the nature of the Fund's investment objectives, policies and portfolio, the Investment Manager does not anticipate that repurchases of Common Shares or tender offers should interfere with the ability of the Fund to manage its investments in order to seek its investment objectives, and does not anticipate any material difficulty in borrowing money or disposing of portfolio securities to consummate repurchases of or tender offers for Common Shares, although no assurance can be given that this will be the case.

Conversion to Open-End Fund

         To convert the Fund to an open-end investment company, the Fund's Agreement and Declaration of Trust requires the favorable vote of a majority of the Board of the Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Fund, voting separately as a class or series, unless such amendment has been approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund shall be required. The foregoing vote would satisfy a separate requirement in the 1940 Act that any conversion of the Fund to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, conversion of the Fund to an open-end investment company could not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 30 days' prior notice to all shareholders.

         In the event of conversion, the Common Shares would cease to be listed on the NYSE or other national securities exchange or market system. Conversion of the Fund to an open-end investment company also would require the redemption of any outstanding Preferred Shares, including the APS, and could require the repayment of borrowings. The Board of Trustees believes, however, that the closed-end structure is desirable, given the Fund's investment objectives and policies. Investors should assume, therefore, that it is unlikely that the Board of Trustees would vote to convert the Fund to an open-end investment company. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund would expect to pay all such redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new Common Shares would be sold at net asset value plus a sales load.

                 DIVIDENDS AND DISTRIBUTIONS ON COMMON SHARES

Managed Distribution Policy

         In order to allow its holders of Common Shares to realize a predictable, but not assured, level of cash flow and some liquidity periodically on their investment without having to sell Common Shares, the Fund has adopted a policy (which may be modified at any time by its Board of Trustees) of paying quarterly distributions on its Common Shares at a rate that represents a fixed percentage of the initial public offering price on an annualized basis, and an additional distribution on an annual basis of any realized income in excess of the quarterly distributions for that year.

         The Fund's dividend policy as described above requires exemptive relief from the Securities and Exchange Commission prior to its implementation. There is no assurance that the Fund would be able to obtain the necessary exemptive relief.

         The Fund expects that dividends paid on the Common Shares will consist of (i) qualified dividend income (income from domestic and certain foreign corporations), (ii) long-term capital gain (gain from the sale of a capital asset held longer than 12 months) and (iii) investment company taxable income, short-term capital gain and income from certain hedging and interest rate transactions. For individuals, the maximum federal income tax rate on qualified dividend income is currently 15%, on long-term capital gains is currently 15% and on other types of income is currently 35%. These tax rates are scheduled to apply through 2008. Higher tax rates will be reimposed after 2008 unless further legislative action by Congress is taken. Although the Fund will seek to invest its assets in common and preferred stocks that pay qualified dividend income, we cannot assure you as to what percentage of the dividends paid on the Common Shares, if any, will consist of qualified dividend income or long-term capital gains, which are taxed at lower rates for individuals than ordinary income. If, for any calendar year, the Fund's total distributions exceed net investment income and net realized capital gain (any such excess, the "Excess"), the Excess distributed from the Fund's assets would generally be treated as a tax-free return of capital up to the amount of the common shareholder's basis in his or her Common Shares.

         Pursuant to the requirements of the 1940 Act, in the event the Fund makes distributions from sources other than income, a notice will accompany each quarterly distribution with respect to the estimated source of the distribution made. Such notices will describe the portion, if any, of the quarterly dividend which, in the Fund's good faith judgment, constitutes long-term capital gain, short-term capital gain, investment company taxable income or a return of capital. The actual character of such dividend distributions for federal income tax purposes, however, will only be determined finally by the Fund at the close of its fiscal year, based on the Fund's full year performance and its actual net investment company taxable income and net capital gains for the year, which may result in a recharacterization of amounts distributed during such fiscal year from the characterization in the quarterly estimates.

Level Rate Dividend Policy

         Until such time, if any, that the Fund obtains the necessary exemptive relief to implement the Managed Distribution Policy described above, the Fund intends to make regular quarterly cash distributions to holders of Common Shares at a fixed rate per Common Share based on its projected performance, which rate may be adjusted from time to time ("Level Rate Dividend Policy"). The Fund's ability to maintain a Level Rate Dividend Policy will depend on a number of factors, including the stability of income received from its investments and dividends paid on Fund Preferred Shares, if any, and interest and required principal payments on Borrowings, if any.

         Quarterly dividends will be paid in February, May, August and November of each year. Initial distributions to holders of Common Shares are expected to be declared and paid approximately 90 days from the completion of the offering of Common Shares, depending upon market conditions. Over time, all the net investment income of the Fund will be distributed. The net income of the Fund will consist of all dividend and interest income accrued on portfolio assets less all expenses of the Fund. Expenses of the Fund will be accrued each day. See "Taxation."

         To permit the Fund to maintain more stable monthly distributions, the Fund may initially distribute less than the entire amount of the net investment income earned in a particular period. The undistributed net investment income may be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of net investment income actually earned by the Fund during the period and the Fund may have to sell a portion of its investment portfolio to make a distribution at a time when independent investment judgment might not dictate such action. Undistributed net investment income is included in the Common Shares' net asset value, and, correspondingly, distributions from net investment income will reduce the Common Shares' net asset value.

                                   TAXATION

         The following discussion of federal income tax matters is based on the advice of Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Fund. The Fund intends to elect to be treated and to qualify each year as a RIC under the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net income and net short-term and long-term capital gains (after reduction by any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any federal income or excise tax. To the extent it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

         In order to avoid incurring a federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for such year and (ii) 98% of its capital gain net income (which is the excess of its realized net long-term capital gain over its realized net short-term capital loss), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards, plus 100% of any ordinary income and capital gain net income from the prior year (as previously computed) that were not paid out during such year and on which the Fund paid no federal income tax. Under current law, provided that the Fund qualifies as a RIC for federal income tax purposes, the Fund should not be liable for any income, corporate excise or franchise tax in the state of Delaware. If the Fund does not qualify as a RIC for any taxable year, the Fund's taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

         Under the recently enacted "Jobs and Growth Tax Relief Reconciliation Act of 2003" (the "Tax Act"), certain income distributions paid by the Fund to individual taxpayers are taxed at rates equal to those applicable to net long-term capital gains (15%, or 5% for individuals in the 10% or 15% tax brackets). This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the shareholder and the dividends are attributable to qualified dividends received by the Fund itself. For this purpose, "qualified dividends" means dividends received by the Fund from United States corporations and "qualified foreign corporations," provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividends. Dividends received by the Fund from REITs are qualified dividends eligible for this lower tax rate only in limited circumstances. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning after December 31, 2002 and beginning before January 1, 2009. Thereafter, the Fund's dividends, other than capital gain dividends, will be fully taxable at ordinary income tax rates unless further Congressional legislative action is taken.

         A dividend will not be treated as qualified dividend income (whether received by the Fund or paid by the Fund to a shareholder) if (1) the dividend is received with respect to any share held for fewer than 61 days during the 120-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend, (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

         Subject to certain exceptions, a "qualified foreign corporation" is any foreign corporation that is either (i) incorporated in a possession of the United States (the "possessions test"), or (ii) eligible for benefits of a comprehensive income tax treaty with the United States, which the Secretary of the Treasury determines is satisfactory for these purposes and which includes an exchange of information program (the "treaty test"). The Secretary of the Treasury has identified tax treaties between the United States and 52 other countries that satisfy the treaty test.

         Subject to the same exceptions, a foreign corporation that does not satisfy either the possessions test or the treaty test will still be considered a "qualified foreign corporation" with respect to any dividend paid by such corporation if the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States. The Treasury Department has issued a notice stating that common or ordinary stock, or an American depositary receipt in respect of such stock, is considered readily tradable on an established securities market in the United States if it is listed on a national securities exchange that is registered under section 6 of the Securities Exchange Act of 1934 or on the Nasdaq Stock Market.

         A qualified foreign corporation does not include any foreign corporation which for the taxable year of the corporation in which the dividend is paid, or the preceding taxable year, is a foreign personal holding company, a foreign investment company or a passive foreign investment company.

         The benefits of the reduced tax rates applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

         The Fund's investment in zero coupon and certain other securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be accrued daily by the Fund and, in order to avoid a tax payable by the Fund, the Fund may be required to liquidate securities that it might otherwise have continued to hold in order to generate cash so that the Fund may make required distributions to its shareholders.

         Investments in lower rated or unrated securities may present special tax issues for the Fund to the extent that the issuers of these securities default on their obligations pertaining thereto. The Code is not entirely clear regarding the federal income tax consequences of the Fund's taking certain positions in connection with ownership of such distressed securities.

         Any recognized gain or income attributable to market discount on long-term debt obligations (i.e., obligations with a term of more than one year except to the extent of a portion of the discount attributable to original issue discount) purchased by the Fund is taxable as ordinary income. A long-term debt obligation is generally treated as acquired at a market discount if purchased after its original issue at a price less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased, subject to a de minimis exclusion.

         The Fund's investments in options, futures contracts, hedging transactions, forward contracts (to the extent permitted) and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of securities held by the Fund, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund may be required to limit its activities in options and futures contracts in order to enable it to maintain its RIC status.

         Any loss realized upon the sale or exchange of Fund shares with a holding period of 6 months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received with respect to such shares. In addition, all or a portion of a loss realized on a redemption or other disposition of Fund shares may be disallowed under "wash sale" rules to the extent the shareholder acquires other shares of the same Fund (whether through the reinvestment of distributions or otherwise) within the period beginning 30 days before the redemption of the loss shares and ending 30 days after such date. Any disallowed loss will result in an adjustment to the shareholder's tax basis in some or all of the other shares acquired.

         Sales charges paid upon a purchase of shares cannot be taken into account for purposes of determining gain or loss on a sale of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund (or of another fund) pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder's tax basis in some or all of any other shares acquired.

         Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses. Certain distributions declared in October, November or December and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distributions were actually made.

         Dividends and interest received, and gains realized, by the Fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively "foreign taxes") that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by it. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by such shareholder, a proportionate share of those taxes, (2) would be required to treat such share of those taxes and of any dividend paid by the fund that represents income from foreign or U.S. possessions sources as such shareholder's own income from those sources, and (3) could either deduct the foreign taxes deemed paid in computing taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against federal income tax. The Fund will report to its shareholders shortly after each taxable year their respective shares of foreign taxes paid and the income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election. An individual who has no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the complicated foreign tax credit limitation, in which event such individual would be able to claim a foreign tax credit without needing to file the detailed Form 1116 that otherwise is required.

         The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain from disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

         If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain--which it may have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax--even if the QEF does not distribute those earnings and gain to the fund. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

         The Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over a fund's adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the Fund for prior taxable years under the election. The Fund's adjusted basis in each PFIC's stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder.

         Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number ("TIN") and certain certifications required by the Internal Revenue Service (the "IRS") as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker may be subject to "backup" withholding of federal income tax arising from the Fund's taxable dividends and other distributions as well as the gross proceeds of sales of shares, at a rate of 28% for amounts paid during 2003. An individual's TIN is generally his or her social security number. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

         The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, foreign investors, insurance companies and financial institutions. shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local, and, where applicable, foreign tax consequences of investing in the Fund.

         The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The IRS has taken the position that if a RIC has more than one class of shares, it may designate distributions made to each class in any year as consisting of no more than that class's proportionate share of particular types of income for that year, including ordinary income and net capital gain. A class's proportionate share of a particular type of income for a year is determined according to the percentage of total dividends paid by the RIC during that year to the class. Accordingly, the Fund intends to designate a portion of its distributions as capital gain dividends in accordance with the IRS position.

         Although the matter is not free from doubt, due to the absence of direct regulatory or judicial authority, in the opinion of Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Fund, under current law the manner in which the Fund intends to allocate items of ordinary income and net capital gain among the Fund's Common Shares and auction market preferred shares will be respected for federal income tax purposes. It is possible that the IRS could disagree with counsel's opinion and attempt to reallocate the Fund's net capital gain or other taxable income.

State and Local Taxes

         Shareholders should consult their own tax advisers as the state or local tax consequences of investing in the Fund.

                                NET ASSET VALUE

         The net asset value of the Fund's Common Shares will be computed based on the market value of the securities it holds and will generally be determined daily as of the close of regular trading on the New York Stock Exchange. The net asset value of the Fund's Common Shares is reported to the financial press on a weekly basis.

         Portfolio instruments of the Fund that are traded in a market subject to government regulation on which trades are reported contemporaneously generally will be valued at the last sale price on the principal market for such instruments as of the close of regular trading on the day the instruments are being valued, or lacking any sales, at the average of the bid and asked price on the principal market for such instruments on the most recent date on which bid and asked prices are available. Securities traded primarily on the Nasdaq Stock Market are normally valued by the Fund at the Nasdaq Official Closing Price ("NOCP") provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Initial public offering securities are initially valued at cost, and thereafter as any other equity security. Other readily marketable assets will be valued at the average of quotations provided by dealers maintaining an active market in such instruments. Short-term debt instruments that are credit impaired or mature in more than 60 days for which market quotations are available are valued at the latest average of the bid and asked prices obtained from a dealer maintaining an active market in that security. Short-term investments that are not credit impaired and mature in 60 days or fewer are valued at amortized cost from purchase price or value on the 61st day prior to maturity. Securities and other assets for which market quotations are not readily available will be valued at fair value as determined in good faith by or under the direction of the Investment Adviser or the Investment Manager in accordance with guidelines adopted by the Fund's Board of Trustees. The Fund may employ recognized pricing services from time to time for the purpose of pricing portfolio instruments (including non-U.S. dollar denominated assets and futures and options).

         Trading takes place in various foreign markets on days which are not business days and on which, therefore, the Fund's net asset value per Common Share is not calculated. The calculation of the Fund's net asset value may not take place contemporaneously with the determination of the prices of portfolio securities held by the Fund. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the Fund's calculation of net asset value unless the Investment Adviser or the Investment Manager, pursuant to procedures established by the Board of Trustees, deems that the particular event would materially affect the net asset value, in which case the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees.

         Net asset value per Common Share is calculated by dividing the value of the securities held plus any cash or other assets minus the sum of (i) all liabilities, including accrued expenses plus (ii) the aggregate liquidation preference of all outstanding Preferred Shares, including the APS, by the total number of Common Shares outstanding at such time.

                              GENERAL INFORMATION

Book-Entry-Only Issuance

         The Depository Trust Company ("DTC") will act as securities depository for the APS offered pursuant to the prospectus. The information in this section concerning DTC and DTC's book-entry system is based upon information obtained from DTC. The securities offered hereby initially will be issued only as fully-registered securities registered in the name of Cede & Co. (as nominee for DTC). One or more fully-registered global security certificates initially will be issued, representing in the aggregate the total number of securities, and deposited with DTC.

         DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended. DTC holds securities that its participants deposit with DTC. DTC also facilities the settlement among participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in participants' accounts, thereby eliminating the need for physical movement of securities certificates. Direct DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Access to the DTC system is also available to others such as securities brokers and dealers, banks and trust companies that clear through or maintain a custodial relationship with a direct participant, either directly or indirectly through other entities.

         Purchases of securities within the DTC system must be made by or through direct participants, which will receive a credit for the securities on DTC's records. The ownership interest of each actual purchaser of a security, a beneficial owner, is in turn to be recorded on the direct or indirect participants' records. Beneficial owners will not receive written confirmation from DTC of their purchases, but beneficial owners are expected to receive written confirmations providing details of the transactions, as well as periodic statements of their holdings, from the direct or indirect participants through which the beneficial owners purchased securities. Transfers of ownership interests in securities are to be accomplished by entries made on the books of participants acting on behalf of beneficial owners. Beneficial owners will not receive certificates representing their ownership interests in securities, except as provided herein.

         DTC has no knowledge of the actual beneficial owners of the securities being offered pursuant to this prospectus; DTC's records reflect only the identity of the direct participants to whose accounts such securities are credited, which may or may not be the beneficial owners. The participants will remain responsible for keeping account of their holdings on behalf of their customers.

         Conveyance of notices and other communications by DTC to direct participants, by direct participants to indirect participants, and by direct participants and indirect participants to beneficial owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

         Payments on the securities will be made to DTC. DTC's practice is to credit direct participants' accounts on the relevant payment date in accordance with their respective holdings shown on DTC's records unless DTC has reason to believe that it will not receive payments on such payment date. Payments by participants to beneficial owners will be governed by standing instructions and customary practices and will be the responsibility of such participant and not of DTC or the Fund, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of dividends to DTC is the responsibility of the Fund, disbursement of such payments to direct participants is the responsibility of DTC, and disbursement of such payments to the beneficial owners is the responsibility of direct and indirect participants. Furthermore each beneficial owner must rely on the procedures of DTC to exercise any rights under the securities.

         DTC may discontinue providing its services as securities depository with respect to the securities at any time by giving reasonable notice to the Fund. Under such circumstances, in the event that a successor securities depository is not obtained, certificates representing the securities will be printed and delivered.

Counsel And Independent Accountants

         Skadden, Arps, Slate, Meagher & Flom LLP, Chicago, Illinois, is special counsel to the Fund in connection with the issuance of the Common Shares.

         [ ], serves as auditor of the Fund and will annually render an opinion on the financial statements of the Fund.

Code Of Ethics

         The Fund, the Investment Adviser and the Investment Manager each have adopted a code of ethics. The code of ethics sets forth restrictions on the trading activities of trustees/directors, officers and employees of the Fund, the Investment Adviser, the Investment Manager and their affiliates, as applicable. For example, such persons may not purchase any security for which the Fund has a purchase or sale order pending, or for which such trade is under consideration. In addition, those trustees/directors, officers and employees that are principally involved in investment decisions for client accounts are prohibited from purchasing or selling for their own account for a period of seven days a security that has been traded for a client's account, unless such trade is executed on more favorable terms for the client's account and it is determined that such trade will not adversely affect the client's account. Short-term trading by such trustee/directors, officers and employees for their own accounts in securities held by a Fund client's account is also restricted. The above examples are subject to certain exceptions and they do not represent all of the trading restrictions and policies set forth by the codes of ethics. The codes of ethics of the Fund, the Investment Adviser and the Investment Manager are on file with the Securities and Exchange Commission and can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C., that information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-202-942-8090. The codes of ethics are also available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov, and copies of the codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

                                  APPENDIX A

                        Dreman Value Management L.L.C.
                     PROXY VOTING POLICIES AND PROCEDURES

I.       Policy

         Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When Dreman Value Management LLC has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

II.      Proxy Voting Procedures

   (a) All proxies received by Dreman Value Management LLC will be sent to the Compliance Officer. The Compliance Officer will:

         (1)   Keep a record of each proxy received

         (2) Forward the proxy to both the portfolio manager and Dreman Value Management LLC Chief Investment Officer ("CIO")

         (3) Determine which accounts managed by Dreman Value Management LLC holds the security to which the proxy relates

         (4) Provide the portfolio manager and the CIO with a list of accounts that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which Dreman Value Management LLC must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

         (5) Absent material conflicts (see Section IV), the portfolio manager and CIO will determine how Dreman Value Management LLC should vote the proxy. The portfolio manager and the CIO will send their decision on how Dreman Value Management LLC will vote the proxy to the Compliance Officer. The Compliance Officer is responsible for completing the proxy and mailing the proxy in a timely and appropriate manner.

         (6) Dreman Value Management LLC may retain a third party to assist it in coordinating and voting proxies with respect to client securities. If so, the Compliance Officer shall monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.


III.     Voting Guidelines

         In the absence of specific voting guidelines from a client, Dreman Value Management LLC will vote proxies in the best interest of each particular client, which may result in different voting results for proxies for the same issuer. Dreman Value Management LLC believes that voting proxies in accordance with the following guidelines is in the best interest of its client.

         (1) Generally, Dreman Value Management LLC will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock.

         (2) Generally, Dreman Value Management LLC will vote against proposals that make it more difficult to replace members of the issuer's board of directors, including proposals to stagger the board, cause management to be overrepresented on the board, introduce cumulative voting, introduce unequal voting rights, and create supermajority voting.

         For other proposals, Dreman Value Management LLC shall determine whether a proposal is in the best interest of its clients and may take into account the following factors, among others:

         (1) Whether the proposal was recommended by management and Dreman Value Management LLC opinion of management;

         (2)   Whether the proposal acts to entrench existing management; and

         (3) Whether the proposal fairly compensates management for past and future performance.

         Dreman Value Management LLC reserves the right to add to these factors as it deems necessary in order to ensure that further categories of proposals are covered and that the general principles in determining how to vote all proxies are fully stated.

IV.      Conflicts of Interest

         (1) The Compliance Officer will identify any conflicts that exist between the interest of Dreman Value Management LLC and its clients. This examination will include a review of the relationship of Dreman Value Management LLC and its affiliates with the issuer of each security [and any of the issuer's affiliates] to determine if the issuer is a client of Dreman Value Management LLC or an affiliate of Dreman Value Management LLC or has some other relationship with Dreman Value Management LLC or a client of Dreman Value Management LLC.

         (2) If a material conflict exist, Dreman Value Management LLC will determine whether voting in accordance with the voting guidelines and factors described above is in the best interest of the client. Dreman Value Management LLC will also determine whether it is appropriate to disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), give the clients the opportunity to vote their proxies themselves. In the case of ERISA clients, if the Investment Management Agreement reserves to the ERISA client the authority to vote proxies when Dreman Value Management LLC determines it has a material conflict that affects its best judgment as an ERISA fiduciary, Dreman Value Management LLC will give the ERISA client the opportunity to vote the proxies themselves


V.       Disclosure

         (a) Dreman Value Management LLC will disclose in its Form ADV Part II that clients may contact the Compliance Officer, via e-mail or telephone at Ljagai@Dreman.com or 201-793-2005 in order to obtain information on how Dreman Value Management LLC voted such client's proxies, and to request a copy of these policies and procedures. If a client requests this information, the Compliance Officer will prepare a written responses to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon and (3) how Dreman Value Management LLC voted the client's proxy.

         (b) A concise summary of these Proxy Voting Policies and Procedures will be included in Dreman Value Management LLC Form ADV Part II, and will be updated whenever these policies and procedures are updated. The Compliance Officer will arrange for a copy of this summary to be sent to all existing clients, either as a separate mailing or along with a periodic account statement or other correspondence sent to clients.


VI.      Recordkeeping

         The Compliance Officer will maintain files relating to Dreman Value Management LLC proxy voting procedures. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of Dreman Value Management LLC. Records of the following will be included in the files:

         (1) Copies of these proxy voting policies and procedures and any amendments thereto.

         (2) A copy of each proxy statement that Dreman Value Management LLC receives provided however that Dreman Value Management LLC may rely on obtaining a copy of proxy statements from the SEC's EDGAR system for those proxy statements that are so available. Dreman Value Management LLC may also choose to have a third party retain a copy of the proxy statements, provided that third party undertakes to provide a copy of the proxy statement promptly upon request.

         (3) A record of each vote that Dreman Value Management LLC casts. Dreman Value Management LLC may also rely on a third party to retain a copy of the votes cast, provided that third party undertakes to provide a copy of the record promptly upon request.

         (4) A copy of any document Dreman Value Management LLC created that was material to making a decision how to vote proxies, or that memorializes that decision.

         (5) A copy of each written client request for information on how Dreman Value Management LLC voted such client's proxies, and a copy of any written response to any (written and oral) client request for information on how Dreman Value Management LLC voted its proxy.

                                   Exhibit B


          Statement OF PREFERENCES OF aUCTION MARKET PREFERRED SHARES

                          [To be added by Amendment]

                        REPORT OF INDEPENDENT AUDITORS
                          [TO BE FILED BY AMENDMENT]

                         FINANCIAL STATEMENTS FOR FUND
                          [TO BE FILED BY AMENDMENT]

                                    PART C
                               OTHER INFORMATION

Item 24. Financial Statements And Exhibits

(1)      Financial Statements:

         Part A

         Report of Independent Accountants(1)

         Part B

         Statement of Assets and Liabilities(1)

(2)      Exhibits

         (a) (i)  Agreement and Declaration of Trust of Registrant(2)

             (ii) Form of Statement of Preferences of Auction Preferred
                  Shares, dated , attached as Exhibit B to the Statement of Additional Information (1)

         (b) By-Laws of Registrant(2)

         (c) Not applicable

         (d) Form of Specimen Share Certificate of Common Shares of Beneficial Interest of Registrant(2)

         (e) Automatic Dividend Reinvestment Plan of Registrant(2)

         (f) Not applicable

         (g) (i) Form of Investment Advisory Agreement between Registrant and Claymore Advisors, LLC(2)

             (ii) Form of Sub-Advisory Agreement among Registrant, Claymore
                  Advisors, LLC and Dreman Value Management, LLC(2)

         (h) (i)  Form of Underwriting Agreement(1)

             (ii) Form of Dealer Agreement(3)

             (iii) Form of Participation Agreement(3)

         (i) Not applicable

         (j) (i)  Form of Custody Agreement(2)

             (ii) Form of Auction Agency Agreement(1)

         (k) (i)  Form of Stock Transfer Agency Agreement(2)

             (ii) Form of Administration Agreement(2)

             (iii) Form of Fund Accounting Agreement(2)

             (iv) Form of Broker-Dealer Agreement(1)

         (l) Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP with respect to legality(1)

         (m) Not applicable

         (n) Consent of [ ](1)

         (o) Not applicable

         (p) Form of Initial Subscription Agreement(2)

         (q) Not applicable

         (r) (i) Code of Ethics of the Fund, the Investment Adviser and Claymore Securities, Inc.(2)

             (ii) Code of Ethics of the Investment Manager(2)

         (s) (i)  Power of Attorney(2)

             (ii) Power of Attorney(3)

             (ii) Power of Attorney(3)

-------------
(1)   To be filed by Amendment.

(2) Incorporated by reference to pre-effective amendment no. 2 to the Registrant's Registration Statement on Form N-2 relating to its common shares of beneficial interest, filed December 11, 2003 (File No. 333-109918).

(3) Incorporated by reference to pre-effective amendment no. 4 to the Registrant's Registration Statement on Form N-2 relating to its common shares of beneficial interest, filed January 27, 2004 (File No. 333-109918).


Item 25. Marketing Arrangements

         Reference is made to Exhibit (h)(i) to this Registration Statement to be filed by amendment.

Item 26. Other Expenses of Issuance and Distribution

         The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:


Registration and Filing Fees
Rating Agency Fees
Costs of Printing and Engraving
Accounting Fees and Expenses
Legal Fees and Expenses
Total


Item 27. Persons Controlled by or Under Common Control with Registrant

         None

Item 28.

TITLE OF CLASS           NUMBER OF RECORD SHAREHOLDERS
                            AS OF JANUARY 27, 2004

      1          Common shares of beneficial interest, par value $.01 per share

                 Series A auction market preferred shares, par value $.01 per share

                 Series B auction market preferred shares, par value $.01 per share

                 Series C auction market preferred shares, par value $.01 per share

                 Series D auction market preferred shares, par value $.01 per share

                 Series E auction market preferred shares, par value $.01 per share


Item 29. Indemnification

Article V of the Registrant's Agreement and Declaration of Trust provides as follows:

         5.1 NO PERSONAL LIABILITY OF SHAREHOLDERS, TRUSTEES, ETC. No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability. Any repeal or modification of this
Section 5.1 shall not adversely affect any right or protection of a Trustee or officer of the Trust existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

         5.2 MANDATORY INDEMNIFICATION. (a) The Trust hereby agrees to indemnify each person who at any time serves as a Trustee or officer of the Trust (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth in this Article V by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith,
(iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal. (b) Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination
(i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or,
(ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither "interested persons" of the Trust (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding ("Disinterested Non-Party Trustees"), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.
(c) The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee's good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met:
(i) the indemnitee shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification. (d) The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under this Declaration, the By-Laws of the Trust, any statute, agreement, vote of stockholders or Trustees who are "disinterested persons" (as defined in Section 2(a)(19) of the 1940 Act) or any other right to which he or she may be lawfully entitled. (e) Subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Trust or serving in any capacity at the request of the Trust to the full extent corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the Trustees.

         5.3 NO BOND REQUIRED OF TRUSTEES. No Trustee shall, as such, be obligated to give any bond or other security for the performance of any of his duties hereunder.

         5.4 NO DUTY OF INVESTIGATION; NOTICE IN FUND INSTRUMENTS, ETC. No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

         5.5 RELIANCE ON EXPERTS. Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust's officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.


Item 30. Business and Other Connections of Investment Adviser and Investment Manager

         The Investment Adviser, a corporation organized under the laws of Delaware, acts as investment adviser to the Registrant. The Registrant is fulfilling the requirement of this Item 30 to provide a list of the officers and directors of the Investment Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Investment Adviser or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of the Investment Adviser filed with the commission pursuant to the Investment Advisers Act of 1940 (Commission File No. 801-62515).

         The Investment Manager, a limited liability company organized under the laws of Delaware, acts as investment manger to the Registrant. The Registrant is fulfilling the requirement of this Item 30 to provide a list of the officers and directors of the Investment Manager, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Investment Manager or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of the Investment Manager filed with the commission pursuant to the Investment Advisers Act of 1940 (Commission File No. 801-54255).


Item 31. Location of Accounts and Records

         The accounts and records of the Registrant are maintained in part at the office of the Investment Adviser at 210 North Hale Street, Wheaton, Illinois 60187, in part at the office of the Investment Manager at 10 Exchange Place, Suite 2150, Jersey City, New Jersey, in part at the offices of the Custodian, Administrator, Transfer Agent and Dividend Disbursing Agent at The Bank of New York, 101 Barclay Street , New York, New York 10286.


Item 32. Management Services

         Not applicable.


Item 33. Undertakings

         7. Registrant undertakes to suspend the offering of Common Shares until the prospectus is amended, if subsequent to the effective date of this registration statement, its net asset value declines more than ten percent from its net asset value, as of the effective date of the registration statement or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

         8. Not applicable.

         9. Not applicable.

         10. Not applicable.

         11. Registrant undertakes that, for the purpose of determining any liability under the 1933 Act the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) will be deemed to be a part of the Registration Statement as of the time it was declared effective.

         12. Registrant undertakes that, for the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

         13. Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information constituting Part B of this Registration Statement.


                                  SIGNATURES

As required by the Securities Act of 1933, as amended, this Registrant's Registration Statement has been signed on behalf of the Registrant, in the City of Wheaton, State of Illinois, on the 2nd day of February, 2004.

                           /s/ Nicholas Dalmaso
                           --------------------
                           By: Nicholas Dalmaso
                           Trustee, Chief Legal and Executive Officer

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities set forth below on the 2nd day of February, 2004.


          NAME                                 TITLE

Principal Executive Officer


/s/ Nicholas Dalmaso                 Trustee, Chief Legal and Executive Officer
------------------------------
Nicholas Dalmaso


Principal Financial Officer

/s/ Steven M. Hill(3)                Chief Financial Officer, Chief Accounting
------------------------------       Officer, Treasurer
Steven M. Hill


Richard L. Crandall(3)               Trustee
------------------------------
Richard L. Crandall


/s/ David N. Dreman(2)               Trustee
------------------------------
David N. Dreman


/s/ Roman Friedrich III(2)           Trustee
------------------------------
Roman Friedrich III


/s/ Ronald A. Nyberg(2)              Trustee
------------------------------
Ronald A. Nyberg


/s/ Ronald E. Toupin, Jr.(2)          Trustee
------------------------------
Ronald E. Toupin, Jr.


(2) Signed by Nicholas Dalmaso pursuant to a power of attorney filed with pre-effective amendment no. 2 to the Registrant's Registration Statement on Form N-2 relating to its common shares of beneficial interest, filed December 11, 2003 (File No. 333-109918).

(3) Signed by Nicholas Dalmaso pursuant to a power of attorney filed with pre-effective amendment no. 4 to the Registrant's Registration Statement on Form N-2 relating to its common shares of beneficial interest, filed January 27, 2004 (File No. 333-109918).



--------
* Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.